UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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QUORUM HEALTH CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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QUORUM HEALTH CORPORATION

1573 Mallory Lane

Brentwood, Tennessee 37027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 16, 2017

Dear Stockholder:

On Tuesday, May 16, 2017, Quorum Health Corporation will hold its annual meeting of stockholders in the Franklin Room of the Franklin Marriott Cool Springs at 700 Cool Springs Blvd., Franklin, Tennessee 37067. The meeting will begin at 8:00 a.m. (local time), and is being held for the following purposes:

1.	To elect eight nominees for director of the Company, nominated by the Board of Directors, with each director to serve until the 2018 annual meeting of the stockholders of the Company and until his or her successor is elected and qualified;

2.	To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers as described in the accompanying proxy statement (“say-on-pay”);

3.	To approve, in an advisory (non-binding) vote, as to whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years (“say-on-frequency”);

4.	To approve, for purposes of Section 162(m) of the Internal Revenue Code, the material terms of our 2016 Employee Performance Incentive Plan;

5.	To approve, for purposes of Section 162(m) of the Internal Revenue Code, the material terms of our 2016 Stock Award Plan;

6.	To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

7.	To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Only stockholders that owned our common stock at the close of business on March 17, 2017 are entitled to notice of, and may vote at, this meeting. A list of our stockholders of record will be available at our corporate headquarters located at 1573 Mallory Lane, Brentwood, Tennessee 37027, during ordinary business hours, for 10 days prior to the annual meeting.

References to “Quorum Health,” “QHC,” the “Company,” “we,” “us,” or “our” in this notice and the accompanying proxy statement refer to Quorum Health Corporation and its applicable affiliates unless otherwise indicated.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THESE MATERIALS OR COMPLETE, DATE, AND SIGN A PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

By Order of the Board of Directors,

Benjamin C. Huddleston
Vice President and Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS

OF

QUORUM HEALTH CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

OF

QUORUM HEALTH CORPORATION

1573 Mallory Lane

Brentwood, Tennessee 37027

PROXY STATEMENT

April 13. 2017

INTRODUCTION

Solicitation

This Proxy Statement, the form of proxy card and the 2016 Annual Report to Stockholders (with Form 10-K for the year ended December 31, 2016) of Quorum Health Corporation (“Quorum Health,” “QHC” or the “Company”) are being mailed or made available to stockholders beginning on or about April 13, 2017. The Board of Directors of the Company (the “Board” or the “Board of Directors”) is soliciting your proxy to vote your shares at the Company’s 2017 Annual Meeting of Stockholders (the “Meeting”). The Board is soliciting your proxy to give all stockholders the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

For simplicity of presentation throughout this Proxy Statement, we refer to employees of our indirect subsidiaries as “employees of the Company,” “our employees” or similar language. Notwithstanding this presentation style, the Company itself does not have any employees. Similarly, the healthcare operations and businesses described in this Proxy Statement are owned and operated and management services provided by direct and indirect subsidiaries of the Company.

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming annual meeting. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly-accessible website.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 16, 2017: THIS PROXY STATEMENT, THE FORM OF PROXY CARD AND THE 2016 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.QUORUMHEALTH.COM. ADDITIONALLY, AND IN ACCORDANCE WITH SEC RULES, YOU MAY ACCESS OUR PROXY MATERIALS AT WWW.PROXYVOTE.COM.

When and where will the Meeting be held?

The Meeting will be held on Tuesday, May 16, 2017 at 8:00 a.m. (local time) in the Franklin Room of the Franklin Marriott Cool Springs at 700 Cool Springs Blvd., Franklin, Tennessee 37067.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the Chief Executive Officer or the Assistant Secretary of the Company the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. You should vote on and sign each proxy card you receive. If your shares are held by a broker, bank, trustee or other nominee (i.e., in “street name”), you will receive voting instructions from your broker, bank, trustee or other nominee regarding how you may vote such shares.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of, and to vote on, the matters described in this Proxy Statement if you owned shares of common stock of the Company (“Common Stock”) at the close of business on our record date of March 17, 2017.

How many shares of Common Stock may vote at the Meeting?

As of March 17, 2017, there were 30,203,662 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record,” you can vote your proxy by mailing in the enclosed proxy card or you can use one of the alternatives below:

To vote by telephone: 1-800-690-6903

To vote by Internet: www.proxyvote.com

Please refer to the specific instructions set forth on the enclosed proxy card. In addition, please have the 16 digit control number, located on the proxy card, available when voting your shares. If you choose to vote your shares by telephone or through the Internet, there is no need for you to mail back your proxy card.

If you received a notice instead of printed copies of the proxy materials, you should follow the voting instructions set forth in the notice.

If you hold your shares in “street name,” your broker, bank, trustee or other nominee will provide you with materials and instructions for voting your shares, which may allow you to use the internet or a toll free telephone number to vote your shares.

Can I vote my shares in person at the Meeting?

If you are a “stockholder of record,” you may vote your shares in person at the Meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or other nominee, giving you the right to vote the shares at the Meeting. In order to be admitted to the Meeting, you must present valid government-issued photo identification and proof of ownership of the Company’s stock as of the record date. This can be a brokerage statement or letter from a bank indicating ownership on the record date, a proxy card, or a legal proxy provided by your broker, bank, trustee or other nominee.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of each of the eight (8) nominees for director: Thomas D. Miller, William M. Gracey, James T. Breedlove, Adam Feinstein, Joseph A. Hastings, D.M.D., William S. Hussey, Barbara R. Paul, M.D., R. Lawrence Van Horn, Ph.D., to one-year terms expiring at the 2018 Annual Meeting of Stockholders and until his or her successor is elected and qualified.

Proposal 2 —	FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement.

Proposal 3 —	FOR the option of once every year as to the frequency with which stockholders are provided an advisory vote on the compensation of our named executive officers.

Proposal 4 —	FOR the approval of the Quorum Health Corporation 2016 Employee Performance Incentive Plan.

Proposal 5 —	FOR the approval of the Quorum Health Corporation 2016 Stock Award Plan.

Proposal 6 —	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2017.

How would my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you sign and return your proxy card without indicating how you want your shares to be voted, the Chief Executive Officer or the Assistant Secretary will vote your shares in accordance with the Board’s recommendations for the Proposals listed above and in the discretion of the named proxies regarding any other matters properly presented for a vote at the Meeting.

If you are a beneficial owner of shares held in street name and do not provide the broker, bank, trustee or other nominee that holds your shares with specific voting instructions, under the rules of the New York Stock Exchange (“NYSE”), the broker, bank, trustee or other nominee that holds your shares may generally vote on “routine” matters without instructions from you. We expect the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 6) to be the only proposal that is considered a “routine” matter. Accordingly, if your shares are held through a broker, bank, trust or other nominee, that person will have discretion to vote your shares on only that matter if you fail to provide instructions.

On the other hand, your broker, bank, trustee or other nominee is not entitled to vote your shares on any “non-routine” matters if it does not receive instructions from you on how to vote. The election of directors (Proposal 1), the approval of named executive officer compensation (Proposal 2), the proposal on the frequency of when we will hold advisory votes on named executive officer compensation (Proposal 3), the proposal to approve the Quorum Health Corporation 2016 Employee Performance Incentive Plan (Proposal 4) and the proposal to approve the Quorum Health Corporation 2016 Stock Award Plan (Proposal 5) will be considered “non-routine” matters. Thus, if you do not give your broker, bank, trustee or other nominee specific instructions on how to vote your shares with respect to those proposals, your broker, bank, trustee or other nominee will inform the Inspectors of Election that it does not have the authority to vote on those matters with respect to your shares. This is generally referred to as a “broker non-vote.” A broker non-vote may also occur if your broker, bank, trustee or other nominee fails to vote your shares for any reason.

Please note that your broker, bank, trustee or other nominee does not have the discretion to vote shares on your behalf with respect to “non-routine” matters. Therefore, if you hold your shares through a broker, bank, trustee or other nominee, please instruct that person regarding how to vote your shares on at least Proposals 1, 2, 3, 4 and 5.

How many votes must be present to hold the Meeting?

The presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the record date for the Meeting will constitute a quorum for the transaction of business at the Meeting.

How are abstentions and broker non-votes treated?

Abstentions are deemed to be “present” at the Meeting, are counted for quorum purposes and, other than for the election of directors (Proposal 1) and for the approval of an annual advisory vote on the compensation of our named executive officers (Proposal 3), will have the same effect as a vote against the matter. In the case of Proposal 1, an abstention will not be deemed to be a vote cast either for or against any nominee. In the case of Proposal 3, an abstention will not be deemed to be a vote cast either for or against the approval of an annual advisory vote on the compensation of our named executive officers. Broker non-votes, if any, while counted for general quorum purposes, will have no effect on the voting results for any matter other than for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal 6). In the case of Proposal 6, a broker non-vote will have the same effect as a vote against the matter.

Can I change my vote?

If you are a stockholder of record, you may revoke your proxy by doing one of the following:

•	By sending a written notice of revocation to the Secretary of the Company that must be received prior to the Meeting, stating that you revoke your proxy;

•	By signing a later-dated proxy card and submitting it so that it is received prior to the Meeting in accordance with the instructions included in the proxy card;

•	By submitting another vote by telephone or over the Internet; or

•	By attending the Meeting and voting your shares in person before your proxy is exercised at the Meeting.

If you hold your shares in “street name,” your broker, bank, trustee or other nominee will provide you with instructions on how to revoke your proxy.

What vote is required to approve each proposal?

Proposal		Vote Required	Broker Discretionary Voting Allowed
Proposal 1 —	Election of eight (8) directors	Votes Cast for the Election of that Nominee Must Exceed Votes Cast Against the Election of that Nominee (“Plurality of Votes Cast”)	No

Proposal 2 —	Advisory vote on executive compensation	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 3 —	Advisory vote on frequency of advisory vote on executive compensation	Plurality of Votes Cast	No

Proposal 4 —	Approval of the Quorum Health Corporation 2016 Employee Performance Incentive Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 5 —	Approval of the Quorum Health Corporation 2016 Stock Award Plan	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	No

Proposal 6 —	Ratification of auditors for 2017	Majority of the Shares Entitled to Vote and Present in Person or Represented by Proxy	Yes

With respect to Proposal 1, you may vote FOR, AGAINST or ABSTAIN with respect to each nominee. If you ABSTAIN from voting on Proposal 1 with respect to any nominee, the abstention will not have any effect on the outcome of the vote with respect to such nominee.

With respect to Proposals 2, 4, 5 and 6 you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on any of Proposals 2, 4, 5 and 6 the abstention will have the same effect as an AGAINST vote.

With respect to Proposal 3, you may vote FOR Every Year, FOR Every Two Years, FOR Every Three Years or ABSTAIN. If you ABSTAIN from voting on Proposal 3, the abstention will not have any effect on the outcome of the vote.

Who will count the votes?

Representatives from Broadridge Financial Solutions, Inc. will count the votes and serve as our Inspectors of Election. The Inspectors of Election will be present at the Meeting.

Who pays the cost of proxy solicitation?

The Company pays the costs of soliciting proxies. Upon request, the Company will reimburse brokers, banks, trustees or their other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Company’s Common Stock. In addition, certain of our directors and officers, as well as employees of our management company, will aid in the solicitation of proxies. These individuals will receive no compensation in addition to their regular compensation.

Is this Proxy Statement the only way that proxies are being solicited?

No. As stated above, in addition to mailing these proxy materials, certain of our directors and officers, as well as employees of our management company, may solicit proxies by telephone, e-mail or personal contact. These directors, officers and employees will not be specifically compensated for doing so.

If you have any further questions about voting your shares or attending the Meeting, including information regarding directions to the Meeting, please call our Senior Vice President, General Counsel and Assistant Secretary, R. Harold McCard, Jr., at (615)  221-1400.

GENERAL INFORMATION

How may I contact the non-management members of the Board of Directors?

James T. Breedlove is the Chair of the Governance and Nominating Committee of the Board of Directors. He and any of the other non-management directors may be contacted by any stockholder or other interested party in the following manner:

c/o Quorum Health Corporation

1573 Mallory Lane

Brentwood, TN 37027

Attention: Benjamin C. Huddleston

Corporate Secretary

(615) 221-1400

Investor_Communications@quorumhealth.com

In the alternative, stockholders or other interested parties may communicate with our directors or our corporate compliance officer by accessing the Confidential Disclosure Program established under our Code of Conduct:

Corporate Compliance and Privacy Officer

Quorum Health Corporation

1573 Mallory Lane

Brentwood, TN 37027

(615) 221-1400

Generally, all materials that are appropriate director communications will be forwarded to the intended recipient; however, management may simultaneously conduct an investigation of any operational, compliance, or legal matter in accordance with its established policies and procedures. Management reserves the right to reject from this process any material that is harassing, unduly offensive or otherwise not credible, or that solicits business on behalf of the sender.

How is the Board of Directors organized and how is the independence of the Board of Directors determined?

The role of our Board of Directors is governed by the Amended and Restated By-laws of the Company, and is further described in our Governance Guidelines (the “Governance Guidelines”). Currently, there are eight (8) members of our Board of Directors.

A majority of our directors must be “independent” under NYSE rules. In addition, our Governance Guidelines include independence standards established by our Board to assist it in determining independence in accordance with such rules for those directors who are not also members of management. To determine whether our directors and director nominees are independent, the Board evaluates any relationships of our directors and director nominees with the Company and the members of the Company’s management, against the independence standards set forth in our Governance Guidelines and the applicable rules of the NYSE and SEC. In making its independence determinations, the Board broadly considers all relevant facts and circumstances, including the responses of directors and director nominees to a questionnaire that solicited information about their relationships. The Board also considers any relationships between the Company and other organizations on which our directors serve as directors or with respect to which such directors are otherwise affiliated. The Board determined that five (5) of our non-management directors satisfied all of the independence standards set forth in the Governance Guidelines (including the specific standards applicable to members of our Audit and Compliance Committee and Compensation Committee) and did not otherwise have a material relationship with the Company (either directly or as an officer, employee, shareholder or partner of an organization that has a relationship with the Company). After such evaluations, our Board of Directors has affirmatively determined that all of the following non-management directors are independent under the Governance Guidelines and the applicable rules of the NYSE and the SEC:

William M. Gracey

James T. Breedlove

Adam Feinstein

Joseph A. Hastings, D.M.D.

R. Lawrence Van Horn, Ph.D.

Do the independent members of the Board of Directors meet in separate sessions?

The independent members of our Board meet frequently in executive sessions, typically at the end of each regularly scheduled Board meeting, and otherwise as needed. The Chair of the appropriate Board committee presides over those sessions at which the principal item to be considered is within the scope of his or her committee. In the absence of a particular committee-related subject matter, the Chair of the Governance and Nominating Committee, currently Mr. Breedlove, presides at the executive sessions. During 2016, the independent members of our Board met in executive session seven (7) times, either in conjunction with a Board meeting or a committee meeting at which the other independent members were present.

What is the leadership structure of the Board of Directors?

The Board does not have a formal policy with respect to separation of the offices of Chairman of the Board and Chief Executive Officer. As set forth in the Company’s Governance Guidelines, the Board believes that it should maintain flexibility to select our Chairman and Board leadership structure from time to time. Currently, William M. Gracey serves as non-executive Chairman of the Board and Thomas D. Miller serves as our Chief Executive Officer. Mr. Miller is also a member of the Board. The Board believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is the most effective and appropriate leadership model for the Company at this time because it allows Mr. Miller to focus on operating and managing our Company, while Mr. Gracey can focus on leading our Board. As described below, we believe our governance practices ensure that skilled and experienced independent directors provide independent guidance and leadership. Given Mr. Gracey’s broad and lengthy leadership experience in the healthcare industry, the Board believes that he is especially qualified to serve as Chairman of the Board.

The Board is responsible for broad corporate policy and overseeing the overall performance of the Company. Members of the Board are kept informed of the Company’s business by various documents sent to them before each meeting and oral reports made to them during these meetings by the Company’s Chairman and Chief Executive Officer and other corporate executives. They are advised of actions taken by the various committees of the Board of Directors and are invited to, and frequently, attend all meetings of Board committees on which they do not serve. Directors have access to the Company’s books, records and reports, and members of management are available at all times to answer their questions.

The Governance and Nominating Committee, which consists entirely of independent directors, periodically examines the Board leadership structure, as well as other governance practices, and also conducts an annual assessment of the Board’s and each committee’s effectiveness. The Governance and Nominating Committee has determined that the present leadership structure continues to be effective and appropriate.

As indicated above, the independent members of the Board meet in executive sessions that are presided over by one of the independent members of the Board. As set out in the Governance Guidelines, the Chair of the appropriate Board committee presides over each executive session at which the principal item to be considered is within the scope of his or her committee. For all other executive session meetings, the presiding director is the Chairman of the Board. Board independence is further achieved through the completely independent composition of the three standing committees: Audit and Compliance, Compensation, and Governance and Nominating, each of which is supported by an appropriate charter and holds executive sessions without management present. Each of the Board’s independent directors serves on one or more of these committees, and thus there is ample opportunity to meet and confer without any member of management present.

The Board has concluded that the structure and practices of the independent members of the Board of Directors assure effective independent oversight, as well as effective independent leadership while maintaining practical efficiency.

How does the Board of Directors Oversee Risk?

Risk management is primarily the responsibility of the Company’s management team, which is administered through a broad-based committee that includes executives from our operations, internal audit, compliance, quality, revenue management, accounting, risk management, finance, human resources, information technology, and legal departments. The Board of Directors is responsible for the overall oversight of the Company’s risk management activities and annually performs a review of those activities along with a review of the Company’s enterprise risk assessment. The Board’s oversight of the material risks faced by the Company occurs at both the full board level and at the committee level.

The Audit and Compliance Committee has oversight responsibility, not only for financial reporting with respect to the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors key business risks facing the Company. The Audit and Compliance Committee also oversees the delegation of responsibility for the oversight of specific risk areas among the other Board committees, consistent with the committees’ charters and responsibilities.

The Company has determined that any risks arising from its compensation programs and policies are not reasonably likely to have a material adverse effect on the Company. For additional information regarding the Company’s risk assessment of its compensation programs and practices, and relevant considerations in connection therewith, see “Executive Compensation – Compensation Discussion and Analysis – Additional Executive Compensation Policies – Risk Assessment of Executive Compensation.”

Management provides regular updates throughout the year to the respective Board committees regarding the management of the risks each committee oversees, and each of these committees discuss those risks with the full Board at either regular meetings of the Board or at committee meetings in which all Board members participate. At least once every year, the Audit and Compliance Committee reviews the allocation of risk responsibility among the Board’s committees and implements any changes it deems appropriate. The Audit and Compliance Committee, together with the full Board of Directors, is actively involved in the oversight of risk issue identification and assessment at the Company and mitigation strategies employed by the Company with respect to each of these risks.

In addition to the reports from the committees, the Board receives presentations throughout the year from various department and business unit leaders that include discussions of possible risks. At each Board meeting, the Chairman addresses, in a director-only session, matters of particular importance or concern, including any areas of risk that require attention from the Board. Additionally, through dedicated sessions focusing entirely on corporate strategy, the full Board reviews in detail the Company’s short and long-term strategies, including consideration of risks facing the Company and their potential impact.

We believe that our approach to risk oversight, as described above, optimizes our ability to assess inter-relationships among the various risks, make informed cost-benefit decisions, and approach emerging risks in a proactive manner for the Company. We also believe that our risk structure complements our current Board leadership structure, as it allows our independent directors, through the three fully independent Board committees, to exercise effective oversight of the actions of management, led by Mr. Gracey as Chairman of the Board, in identifying risks and implementing effective risk management policies and controls.

What are the standing committees of the Board of Directors?

Our Board of Directors has three standing committees: Audit and Compliance, Compensation, and Governance and Nominating. Each of these committees is comprised solely of independent directors, and each independent director meets the additional criteria for committee membership, as set forth in the applicable committee charter. Each standing committee operates pursuant to a committee charter. The current composition of our Board’s standing committees is as follows:

Audit and Compliance Committee	Compensation Committee	Governance and Nominating Committee
Adam Feinstein, Chair James T. Breedlove R. Lawrence Van Horn, Ph.D.	R. Lawrence Van Horn, Ph.D., Chair James T. Breedlove William M. Gracey Joseph A. Hastings, D.M.D.	James T. Breedlove, Chair Adam Feinstein William M. Gracey Joseph A. Hastings, D.M.D.

How many times did the Board of Directors and its committees meet in 2016? What was the attendance by the members? What are the duties of the Board’s committees?

Directors are encouraged to attend our annual meeting of stockholders. Our 2017 Annual Meeting of stockholders will be the first annual meeting of stockholders that our Company has held. Quorum Health Corporation became an independent company on April 29, 2016 and following the completion of our spin-off (the “Spin-off”) from Community Health Systems, Inc. (“CHS” or “Parent”), we did not hold an Annual Meeting of Stockholders in 2016.

Following the Spin-off, in 2016, the Board of Directors held eight (8) meetings. Each director attended at least 75% of the Board meetings and meetings of the committees of the Board on which he/she served during the period in which he/she served in 2016. The independent directors meet in regularly scheduled sessions, typically before or after each Board meeting, without the presence of management.

The Audit and Compliance Committee held six (6) meetings during 2016 following the Spin-off. A number of the meetings held by the Audit and Compliance Committee also included the other independent members of the Board of Directors. As set forth in its charter, the Audit and Compliance Committee’s responsibility is to provide advice and counsel to management regarding, and to assist the Board of Directors in its oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the requirements of the Corporate Integrity Agreement, dated July 28, 2014, between CHS and the Office of Inspector General of the United States Department of Health and Human Services, and any amendments thereto (the “CIA”) under which the Company is bound; (iv) the independent registered public accounting firm’s qualifications and independence; and (v) the performance of the Company’s internal audit function and its independent registered public accounting firm. The Audit and Compliance Committee report is set forth later in this Proxy Statement.

The Compensation Committee held four (4) meetings during 2016 following the Spin-off. The primary purpose of the Compensation Committee is to: (i) assist the Board of Directors in discharging its responsibilities relating to compensation of the Company’s executives; (ii) administer the Quorum Health Corporation 2016 Employee Performance Incentive Plan with regard to the employees to whom Section 162(m) of the Internal Revenue Code of 1986, as amended, (the “IRC”) applies; (iii) approve awards and grants and administer outstanding awards and grants of equity-based compensation arrangements to directors, employees, and others pursuant to the Quorum Health Corporation 2016 Stock Award Plan; and (iv) produce an annual report on executive compensation for inclusion in the Company’s Proxy Statement in accordance with applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Compensation Committee’s report is set forth later in this Proxy Statement.

As set forth in its charter, the primary responsibilities of the Compensation Committee are to oversee the elements of the compensation arrangements available to the Company and its subsidiaries that are used to compensate the Company’s executive officers, and in particular, the Chief Executive Officer. The Compensation Committee also approves the goals and objectives relevant to the compensation of the Chief Executive Officer and the other executive officers and determines whether targets have been attained in connection with target-based compensation awards and equity grants.

Pursuant to its charter, the Compensation Committee has authority to engage its own executive compensation consultants and legal advisors. Since the Spin-off in 2016, Mercer Human Resources Consulting, (“Mercer”) has served as the independent executive compensation consultant to the Compensation Committee. Mercer also provides limited consulting services to management; for 2016, these services were limited to conducting actuarial analyses of the Company’s Supplemental Executive Retirement Plan. In 2016, the total amount paid to Mercer for the services provided to management was approximately $35,000. Mercer has entered into separate engagement letters with the Compensation Committee and management for the respective services rendered to each group. The Compensation Committee has assessed Mercer’s independence pursuant to the independence factors set forth for compensation consultants in the NYSE listing standards and in the Compensation Committee’s charter and has determined that no conflicts of interest exist.

The Governance and Nominating Committee met four (4) times during 2016 following the Spin-off. The primary purpose of the Governance and Nominating Committee is to (i) recommend to the Board of Directors a set of corporate governance guidelines applicable to the Company; (ii) review at least annually the Company’s Governance Guidelines and make any recommended changes, additions or modifications; (iii) identify individuals qualified to become Board members and to select, or recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders; (iv) assist the Board by making recommendations regarding compensation for directors; and (v) subject to Delaware law, review and approve the Company’s policies on and responses to important stockholder issues and proposals, and recommend to the Board the placement of stockholder proposals, and the Board’s response thereto, in the proxy statement.

Who are the Company’s audit committee financial experts?

Our Board has determined that Adam Feinstein, a member of our Audit and Compliance Committee, is an “audit committee financial expert” as defined by the Exchange Act.

Does the Company have a code of conduct?

The Company has a robust compliance program, the cornerstone of which is our Code of Conduct. Our Code of Conduct has been adopted and implemented throughout our organization and is applicable to all members of the Board of Directors and our officers, as well as employees of our subsidiaries. A variation of this Code of Conduct has been in effect at our Company since 2016.

Where can I obtain a copy of the Company’s Board of Directors’ governance documents?

Copies of the current version of our Governance Guidelines, including our independence standards, along with current versions of our Code of Conduct and Board committee charters are posted on the “About Us — Corporate Governance” section of our internet website at http://www.quorumhealth.com/about-us/corporate-governance/. These items are also available in print to any stockholder who requests them by writing to Quorum Health Corporation, Investor Relations, at 1573 Mallory Lane, Brentwood, TN 37027. In addition, we are an electronic filer, and the SEC maintains an Internet site at http://www.sec.gov that contains our reports, proxy and information statements and other information we file electronically, including the current version of our Amended and Restated By-laws filed as an exhibit to our Annual Report on Form 10-K.

How are the Company’s Directors compensated?

Our Board of Directors has approved a compensation program for non-management directors, which consists of both cash and equity-based compensation. The Board compensation is typically reviewed annually by the Compensation Committee’s independent executive compensation consultant, Mercer, and the Governance and Nominating Committee, and adjusted if needed, on the same cycle as is our executive compensation.

Non-employee director compensation in 2016 consisted of an annual cash retainer of $90,000 and an annual equity award of 10,000 shares of restricted stock. These restricted stock awards fully vest on the first anniversary of the grant date. Under the 2016 non-employee director compensation program, we also paid annual cash retainer for serving as Board Chairman of $75,000, an annual cash fee for serving as chair of the Audit and Compliance Committee of $20,000, an annual cash fee for serving as chair of the Compensation Committee of $15,000, and an annual cash fee for serving as chair of the Governance and Nominating Committee of $10,000. No separate meeting attendance fees are paid to the directors. All directors are reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Board and its committees.

Beginning January 1, 2017, a non-management director may elect to defer some or all of their cash compensation for the upcoming year into a cash account or stock unit account pursuant to the Company’s Director’s Fees Deferral Plan. When making a deferral election, a non-management director may elect to receive payment for the deferred amounts in a lump sum or in installments beginning either upon his or her separation from service with the Company or the attainment of an age specified by the non-management director.

Management directors do not receive any additional compensation for their service on the Board.

Non-Employee Director Compensation

The following table summarizes the aggregate fees earned or paid and the value of equity-based awards earned by our non-management directors in 2016:

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($) (1)	Total Compensation ($)
William M. Gracey	165,000	127,700	292,700
James T. Breedlove	100,000	127,700	227,700
Adam Feinstein	110,000	127,700	237,700
Joseph A. Hastings, D.M.D.	90,000	127,700	217,700
William S. Hussey	90,000	127,700	217,700
Barbara R. Paul, M.D.	90,000	127,700	217,700
R. Lawrence Van Horn, Ph.D.	105,000	127,700	232,700

(1)	This amount reflects the grant date fair value of director compensation earned in the form of shares of restricted stock awards. This grant is based on the portion of his or her annual compensation that is allocated to equity. For 2016, this value based award amount was for 10,000 shares of restricted stock granted on May 3, 2016 ($12.77 per share). The grant date fair value was computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). As of December 31, 2016, each non-management director had 10,000 shares restricted stock outstanding for a total of 70,000 shares of restricted stock.

How are Directors nominated? What diversity considerations are evaluated in nominating Directors?

Nomination Process. The Governance and Nominating Committee has responsibility for the director nomination process.

The Governance and Nominating Committee believes that the minimum qualifications that must be met by any director nominee, including any director nominee who is recommended by stockholders, include (i) a reputation for the highest ethical and moral standards, (ii) good judgment, (iii) a positive record of achievement, (iv) if on other boards, an excellent reputation for preparation, attendance, participation, interest and initiative, (v) business knowledge and experience relevant to the Company, (vi) other professional or business experience that may be helpful to address issues that come before the Board, and (vii) a willingness to devote sufficient time to carrying out his or her duties and responsibilities effectively.

The qualities and skills necessary in a director nominee are governed by the specific needs of the Board at the time the Governance and Nominating Committee determines to nominate a candidate for director. The specific requirements of the Board will be determined by the Governance and Nominating Committee and will be based on, among other things, the Company’s then existing strategies and business, market and regulatory environments, and the mix of perspectives, experience and competencies then represented by the other Board members. The Governance and Nominating Committee will also take into account the Chairman’s and the Chief Executive Officer’s views as to areas in which management desires additional expertise, advice and counsel.

When the need to recruit a director arises, the Governance and Nominating Committee will consult the other directors, including the Chairman and the Chief Executive Officer and, when deemed appropriate, utilize fee-paid third-party recruiting firms to identify potential candidates. The candidate evaluation process may include inquiries as to the candidate’s reputation and background, examination of the candidate’s experiences and skills in relation to the Board’s requirements at the time, consideration of the candidate’s independence as measured by the Company’s independence standards, and other considerations as the Governance and Nominating Committee deems appropriate at the time. Prior to formal consideration by the Governance and Nominating Committee, any candidate who passes such screening would be interviewed by the Chair of the Governance and Nominating Committee, the Chairman, and the Chief Executive Officer.

Board Nominee Diversity Considerations. As set forth in the charter of the Governance and Nominating Committee, the nominating criteria require the committee to “determine as necessary the portfolio of skills, experience, perspective and background required for the effective functioning of the Board.” The most robust selection process occurs at the time a new director is being added, including upon the decision of a Board member that he or she will not stand for re-election at the end of a then current term. The Governance and Nominating Committee takes into account a variety of factors in selecting and nominating individuals to serve on the Board of Directors, including:

•	The Board’s and the Company’s needs for input and oversight about the strategy, business, regulatory environment, and operations of the Company;

•	The management directors’ views as to areas in which additional expertise, advice and counsel could be provided by the Board;

•	The mix of perspectives, experience and competencies currently represented on the Board; while this is primarily directed to the professional acumen of an individual, it may also include gender, ethnic and cultural diversity;

•	The results of the Board’s annual self-assessment process; and

•	As to incumbent directors, meeting attendance, participation and contribution, and the director’s current independence status.

The Governance and Nominating Committee seeks candidates with broad background and experience that will enable them to serve on and contribute to any of the Board’s three standing committees. The Governance and Nominating Committee also believes that every director nominee should demonstrate a strong record of integrity and ethical conduct, an absence of conflicts that might interfere with the exercise of his or her independent judgment, and a willingness and ability to represent all stockholders of the Company.

The experience, skills and diversity contributions of each of the members of the Board of Directors is described below under “Members of the Board of Directors.”

The Governance and Nominating Committee will consider candidates for election to our Board of Directors who are recommended by stockholders. The Governance and Nominating Committee will only consider candidates who are recommended by stockholders submitted in accordance with the procedures set forth below in “How can I submit a stockholder proposal or nominate a Director for the 2018 Annual Meeting of Stockholders?” The Governance and Nominating Committee will conduct the same analysis that it conducts with respect to its director nominees or other potential candidates recommended by a Board member, management, search firm or other source in order to evaluate any director nominations properly submitted by a stockholder.

Does the Company have limitations regarding service on other boards by the Company’s directors?

Yes, in order to ensure that our directors have sufficient time to devote to Company matters, under the Company’s Governance Guidelines, no non-management director of the Company may serve on more than four (4) other public companies’ boards of directors. In addition, no member of the Company’s Audit and Compliance Committee may serve on more than two (2) other companies’ audit committees. The Company’s Chief Executive

Officer may not serve on more than two (2) other public companies’ board of directors and is required to obtain the approval of the Governance and Nominating Committee prior to accepting any such nomination or appointment. A director of the Company is required to notify the Chair of the Company’s Governance and Nominating Committee and the Secretary of the Company in a timely fashion of his or her appointment to or resignation from the board of directors of another public company. Any member of the Audit and Compliance Committee is also required to notify the Chair of the Company’s Governance and Nominating Committee and the Secretary of the Company of his or her appointment to or resignation from another company’s audit committee.

How can I submit a stockholder proposal or nominate a Director for the 2018 Annual Meeting of Stockholders?

If a stockholder seeks to have a proposal included in the Company’s Proxy Statement for the 2018 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by the Company no later than December 14, 2017 and be submitted in accordance with applicable SEC rules and regulations. Such proposals must be delivered to Quorum Health Corporation, Attn: Secretary, 1573 Mallory Lane, Brentwood, TN 37027.

If a stockholder seeks to bring business before our annual meeting that is not the subject of a proposal submitted for inclusion in the proxy statement under Rule 14a-8, or wishes to nominate an individual to serve as a director, such stockholder must comply with the advance notice procedures described in the Company’s Amended and Restated By-laws. For the Company’s 2018 Annual Meeting of Stockholders, the Secretary must receive notice of such business or director nomination no earlier than January 16, 2018 and no later than February 15, 2018 (or, if the annual meeting is called for a date that is not within thirty (30) days before or more than sixty (60) days after May 16, 2018, the notice must be received no later than the close of business on the one-hundred twentieth (120th) day prior to the date of such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred (100) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company). Stockholder proposals with respect to such business or director nomination must be in proper written form and must meet the detailed disclosure requirements set forth in the Amended and Restated Company’s By-laws, including a description of the proposal, specific information regarding the stockholder proponents, including Company stock ownership and a description of all arrangements or understandings between such stockholder and any other person in connection with such proposal. The Company’s Amended and Restated By-laws also require that stockholder proposals concerning nomination of directors provide additional disclosure regarding any nominee, including any information that would be required to be disclosed in a proxy statement pursuant to the Exchange Act. If the chairman of the meeting determines that a nomination was not made in accordance with the procedures set forth in our Amended and Restated By-laws, our Amended and Restated By-laws provide that the chairman will declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

MEMBERS OF THE BOARD OF DIRECTORS

Each of the Company’s director nominees are nominated for election to a term of one (1) year. Upon the recommendation of the Governance and Nominating Committee, the eight (8) persons listed in the table below are nominated for election at the Meeting, each to serve as a director for a term of one (1) year and until his or her successor is elected and qualified.

Name	Age	Position
William M. Gracey	63	Chairman of the Board and Director
Thomas D. Miller	59	President, Chief Executive Officer, and Director
James T. Breedlove	69	Director
Adam Feinstein	45	Director
Joseph A. Hastings, D.M.D.	62	Director
William S. Hussey	68	Director
Barbara R. Paul, M.D.	63	Director
R. Lawrence Van Horn, Ph.D.	49	Director

William M. Gracey	Director Since 2016

Chairman of the Board

Compensation Committee Member

Governance and Nominating Committee Member

Mr. Gracey serves as Chairman of the Board. Prior to joining us, Mr. Gracey served as President and Chief Executive Officer of Blue Cross and Blue Shield of Tennessee Inc. (“BCBST”) from 2012 until his retirement in 2015. He joined BCBST in 2010 as President and Chief Operating Officer. Mr. Gracey served on the board of directors of BCBST for four years prior to becoming Chief Operating Officer. Prior to joining BCBST, Mr. Gracey held multiple positions with LifePoint Hospitals, Inc. (now LifePoint Health, Inc.), including Executive Vice President from 2008 to 2009, Chief Operating Officer from 2004 to 2008, and a Division President from 1999 to 2004. While at LifePoint, Mr. Gracey was responsible for managed care contracting and management of numerous physician-hospital networks. Mr. Gracey held multiple senior operating and management positions with Hospital Corporation of America from 1983 to 1999, including as a division president. Mr. Gracey is a past chairman of the Tennessee Hospital Association. Mr. Gracey holds a B.A. in Psychology from the University of Texas and a Master of Science in Healthcare Administration from Trinity University. Mr. Gracey brings executive leadership experience and corporate governance skills, as well as extensive industry experience to the Board. He has held the positions of chief executive officer, president, chief operating officer, division president and board member at various points of his career for multiple healthcare companies.

Thomas D. Miller	Director Since 2016

Mr. Miller serves as President and, Chief Executive Officer of the Company. In April 2016, he was also named to our Board. Prior to joining us, he served as president of Division V Operations for CHS where he oversaw operations of affiliated hospitals in Indiana, New Jersey, Ohio and Pennsylvania. He joined CHS in connection with the acquisition of Triad Hospitals Inc., in July 2007. Mr. Miller has more than 30 years of experience in hospital operations and executive management. Prior to joining CHS, from 1998 through 2007, he served as president and chief executive officer of Lutheran Health Network in northeast Indiana, a system that has grown to include eight hospital facilities. Mr. Miller holds a bachelor’s degree from Auburn University and a master’s degree in hospital and health administration from the University of Alabama at Birmingham. He currently serves on the Board of Trustees of the American Hospital Association. Mr. Miller brings valuable business, management and leadership experience, as well as extensive knowledge of the Company and its operations to the Board. Mr. Miller is able to use his experience and knowledge to contribute key insights into strategic, management and operational matters to the Board.

James T. Breedlove	Director Since 2016

Governance and Nominating Committee Chair

Audit and Compliance Committee Member

Compensation Committee Member

Mr. Breedlove retired in January 2015 from his positions as Senior Vice President, General Counsel and Corporate Secretary of Praxair, Inc. He joined Praxair in 2004 as Vice President, General Counsel and Corporate Secretary and became Senior Vice President in 2006. At Praxair, Mr. Breedlove oversaw Praxair’s Government Relations, Real Estate and Facilities Administration teams and led Praxair’s global Legal Department of over seventy lawyers and was responsible for managing global regulatory, compliance, transactional, securities law and corporate governance issues. Prior to his engagement with Praxair, Mr. Breedlove served as General Counsel for General Electric Company’s global Equipment Management business from 2002 to 2004, having previously served as a Senior Vice President and General Counsel to a division of General Electric Capital Corporation from 1992 to 2002. Mr. Breedlove was an assistant to the Attorney General in the U.S. Department of Justice from 1990 to 1992. Prior to that, Mr. Breedlove held several positions with Philip Morris Capital Corporation from 1978 to 1990, after having begun his career as an associate at Davis Polk & Wardwell. Mr. Breedlove holds a B.A. degree from Harvard College, as well as an M.B.A. from Harvard Business School and J.D. from Harvard Law School. Mr. Breedlove brings executive leadership experience and corporate governance skills to the Board. He has held the positions of general counsel and corporate secretary at Fortune 500 companies and his extensive experience in industries (tobacco and industrial gases) with a high risk profile lends him a unique perspective on risk oversight.

Adam Feinstein	Director Since 2016

Audit and Compliance Committee Chair

Governance and Nominating Committee Member

Mr. Feinstein is co-Founder and Managing Partner of Vesey Street Capital Partners, L.L.C., a healthcare services private equity fund formed in 2014 and has been a Managing Partner since that time. From 2012 to 2014, Mr. Feinstein served as the Senior Vice President of Corporate Development, Strategic Planning and Office of the CEO at Laboratory Corporation of America Holdings (LabCorp) and prior to that served as a Managing Director in Equity Research at Barclays Capital from 2008 to 2012. Since August 2015, Mr. Feinstein has served as a director of Surgery Partners, Inc., a healthcare services company that provides surgical and related ancillary care solutions in support of patients and physicians. He is also a board member at ScribeAmerica, a leading provider of medical scribes, and Imedex, a leading provider of accredited medical education. Mr. Feinstein is a CFA charter holder and has a B.S. in Business from the Smith School at the University of Maryland at College Park. He also completed the Nashville Healthcare Council Fellows program. Mr. Feinstein has significant experience with companies that provide services to hospitals, physicians, payors and post-acute care. Mr. Feinstein’s experience in the private equity and financing industries is of great value to the Board in evaluating potential acquisition candidates and in securing future funding sources. He possesses important industry and leadership experience, gained through his work for companies that provide services to hospitals, physicians, payors and post-acute care, and having served on numerous boards.

Joseph A. Hastings, D.M.D.	Director Since 2016

Compensation Committee Member

Governance and Nominating Committee Member

Dr. Hastings is a private practice orthodontist in Mobile, Alabama. He received a B.A. degree from the University of Alabama at Birmingham and graduated from the University of Alabama at Birmingham School of Dentistry. He completed his post-doctoral training at the Louisiana State University School of Dentistry in New Orleans. Dr. Hastings brings over 30 years of experience and perspective as a health care practitioner to the Board. Dr. Hastings’ career in a small practice setting is typical to that of most of the Company’s facilities and he is able to provide advice to the Board and management about trends in both medicine and the organization and operation of physician practices.

William S. Hussey	Director Since 2016

Mr. Hussey is currently retired. From 2001 through 2015, he held several positions with CHS, including Division President — Division IV Operations and, most recently, Division President — Division VI Operations. In that position, Mr. Hussey oversaw the operations of affiliated hospitals in Florida, Georgia and South Carolina and administered corporate and hospital support for 37 hospitals. Mr. Hussey continues to provide certain consulting services to CHS. Prior to joining CHS, Mr. Hussey held multiple senior operating and management positions with various health care providers, including President and CEO of Gulfside Medical Development from 1997 to 2001; President of the Tampa Division of Columbia/HCA Healthcare Corp. from 1992 to 1997; Senior Vice President of the Hospital Division for Basic American Medical from 1988 to 1992; CEO of AMI St. Joseph Hospital from 1987 to 1988. Mr. Hussey earned a B.S. degree from Nebraska Wesleyan University and a Master of Health Administration from Tulane University. Mr. Hussey brings executive leadership experience and corporate governance skills, as well as extensive industry experience to the Board. He has held several senior leadership positions at various points of his career for multiple healthcare companies, including with CHS. He also brings familiarity with the operating histories of the subsidiaries comprising the Company.

Barbara R. Paul, M.D.	Director Since 2016

Dr. Paul serves as an advisor and board member to healthcare companies. In addition to her role on our Board, she serves as an advisor to Morgan Samuels, a leading executive search firm; and on the board of Natus Medical, Inc., a leading provider of healthcare products and services used for the screening, detection, treatment, monitoring and tracking of common medical ailments in neurological dysfunction, epilepsy, sleep disorders, newborn care, hearing impairment and balance and mobility disorders. She served as Senior Vice President & Chief Medical Officer at CHS from July 2007 through 2014, providing leadership for a number of hospital acquisitions and integrations and being responsible for enhancing the company’s relationship with affiliated physicians, developing physician leaders, and providing strategic direction. Prior to CHS, Dr. Paul was Senior Vice President & Chief Medical Officer for Beverly Enterprises, Inc. (now Golden Living, Inc.). From 1999 to 2004, she worked at the federal Medicare program (Centers for Medicare & Medicaid Services, CMS) for appointees of Presidents Clinton and Bush, where she was Director of the Department of Quality Measurement & Health Assessment. Dr. Paul has a bachelor of science from the University of Wisconsin—Madison and earned her medical degree from Stanford University School of Medicine. Dr. Paul’s career is grounded by twelve years as a board-certified internist and full-time primary care physician. Dr. Paul brings the perspective of a physician to the Board. She also brings clinical insight to quality measures and reporting, electronic health record implementation, and federal government regulation of hospital-practitioner relationships.

R. Lawrence Van Horn, Ph.D.	Director Since 2016

Compensation Committee Chair

Audit and Compliance Committee Member

Professor Van Horn is an associate professor of management and faculty director at Vanderbilt University’s Owen School of Management. He is a leading expert and researcher on healthcare management and economics. Professor Van Horn consults for national consulting firms, providers, managed care organizations, and pharmaceutical firms. Professor Van Horn also holds faculty appointments in the Vanderbilt University School of Medicine and Law School. Prior to his tenure at Owen, from 1996 to 2006, Professor Van Horn served as an associate professor of economics and management at the William E. Simon Graduate School of Business at the University of Rochester where he was responsible for their graduate programs in health administration. He currently serves on the board of Community Healthcare Trust Inc. and co-founded Health Systems Innovation Network in 1998 where he serves as Principal. Professor Van Horn holds a Ph.D. from the University of Pennsylvania’s Wharton School and an M.B.A., a Master’s in Public Health and a B.A. from the University of Rochester. Professor Van Horn brings his extensive knowledge and research into healthcare industry economics and governance to the Board. He also has unique experience with healthcare decision makers and business executives nationwide regarding healthcare policy.

EXECUTIVE OFFICERS

The following sets forth information regarding our executive officers as of March 31, 2017. Each has been an executive officer of the company since our Spin-off in April 2016:

Name	Age	Position
Thomas D. Miller	59	President, Chief Executive Officer and Director
Michael J. Culotta	62	Executive Vice President and Chief Financial Officer
Martin D. Smith	49	Executive Vice President of Operations
Shaheed Koury, M.D.	50	Senior Vice President and Chief Medical Officer
James Matthew Hayes	46	Senior Vice President of Operations
R. Harold McCard, Jr.	56	Senior Vice President, General Counsel and Assistant Secretary

Thomas D. Miller — The principal occupation and employment experience of Mr. Miller during the last five years is set forth above under the heading “Members of the Board of Directors.”

Michael J. Culotta serves as Executive Vice President and Chief Financial Officer. Mr. Culotta most recently served as vice president of Investor Relations for CHS, which he joined in 2013. He is an experienced healthcare finance executive who has served as chief financial officer at two publicly traded companies, both of which were successful spin-offs. From 2007 to 2013, Mr. Culotta was chief financial officer of PharMerica Corporation. He held the same role at LifePoint Hospitals from 2001 to 2007. Prior to that, Mr. Culotta was a partner with Ernst & Young where he worked for 24 years. Mr. Culotta earned his bachelor’s degree from Louisiana State University and is a Certified Public Accountant, licensed in Tennessee, Texas and Florida.

Martin D. Smith serves as Executive Vice President of Operations. In that position he oversees our six operating divisions as well as strategic growth initiatives. Prior to joining Quorum Health Corporation, Mr. Smith served as Division III President of Operations for CHS with operational and management responsibilities for 35 affiliated hospitals in Illinois, Kentucky, Tennessee and West Virginia. He joined CHS in 1998 as a hospital CEO in Cleveland, Tennessee. In 2005, Mr. Smith was named a vice president of group operations, and he was promoted to Division President in 2008. Mr. Smith holds a master’s degree in business administration from the University of Tennessee.

Shaheed Koury, M.D. serves as Senior Vice President and Chief Medical Officer. Dr. Koury previously served as vice president for Quality and Clinical Transformation for CHS, where he led development and implementation of clinically-integrated networks and accountable care organizations for several CHS markets. Dr. Koury previously worked as an emergency department physician in Fort Wayne, Indiana and Cincinnati, Ohio and was an Assistant Professor at the University of Kentucky’s Emergency Medicine Residency Program. Dr. Koury received his medical degree at the University of Kentucky. He completed an emergency medicine residency at East Carolina University in Greenville, NC. Dr. Koury earned his MBA with a focus in Health Care Management from Indiana Wesleyan University in Fort Wayne, IN. He has written and published several papers in the health care field and presented at several national meetings.

James Matthew Hayes serves as Senior Vice President. Mr. Hayes has extensive experience in hospital operations and management. After joining CHS in 2011, he served as vice president of division operations. Previously, Mr. Hayes spent twelve years with Health Management Associates in Alabama where he served as the CEO for Riverview Regional Medical Center in Gadsden. Mr. Hayes was awarded the HMA CEO of the Year honor in 2008. He also served as CEO of Stringfellow Memorial Hospital in Anniston and served as Alabama Market CEO over both facilities prior to his arrival at CHS. Mr. Hayes received his undergraduate degree from Auburn University, a Master of Business Administration from the University of Alabama at Birmingham, as well as a Master of Health Administration from the Medical University of South Carolina.

R. Harold McCard, Jr. serves as Senior Vice President, and General Counsel and Assistant Secretary. Mr. McCard oversees all legal aspects for Quorum Health Corporation. Before joining the Company, Hal served as Deputy General Counsel — Operations for CHS and was responsible for the managing the legal teams that supported Division operations. Mr. McCard joined CHS in 2007 as Vice President and Associate General Counsel, bringing over 20 years of health law practice experience and was promoted to Deputy General Counsel — Operations in 2013. He is a graduate of Princeton University and the Walter F. George School of Law at Mercer University. Mr. McCard is a member of the American Health Lawyers Association where he serves on the Board of Directors. He serves on the Board of Governors, and as the Chair of the Legal and Operational Policy Committee, for the Federation of American Hospitals.

PROPOSAL 1 — ELECTION OF DIRECTORS

Upon the recommendation of the Governance and Nominating Committee, the Board has nominated the eight (8) persons listed below for election to serve as directors, each for a term of one (1) year and until his or her successor is elected and qualified.

The nominees for director are:

Thomas D. Miller

William M. Gracey

Adam Feinstein

James T. Breedlove

Joseph A. Hastings, D.M.D.

William S. Hussey

Barbara R. Paul, M.D.

R. Lawrence Van Horn.

Each of the nominees is an incumbent, has consented to being named as a director nominee in this Proxy Statement and has agreed to serve for the one (1) year term to which he or she has been nominated, if elected. If any of the nominees are unable to serve or refuses to serve as a director, the proxies will be voted in favor of such other nominee(s), if any, as the Board of Directors may designate. The Company has no reason to believe that any Board nominee will be unable or unwilling to serve if elected as a director.

Required Vote

Each director nominee will be elected if he or she receives more votes “for” his or her election than “against” his or her election. Abstentions and broker non-votes in connection with the election of directors have no effect on such election. If any director nominee does not receive more votes “for” his or her election than “against”, then pursuant to the Governance Guidelines, that nominee is required to promptly submit his or her resignation to the Board following certification of the vote. The Governance and Nominating Committee (excluding any member of such committee whose resignation is to be considered) is required to consider the resignation and recommend to the Board whether to accept or reject the resignation or whether other action should be taken. The Board is required to take action on the recommendation within ninety (90) days following certification of the vote, and promptly thereafter to publicly disclose its decision and the reasons therefor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS A DIRECTOR.

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

Consistent with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing our stockholders with the opportunity to vote to approve the compensation of our named executive officers. The vote is on an advisory basis and is non-binding and applies to the compensation disclosed in this Proxy Statement, which has been prepared in accordance with the compensation disclosure rules of the Securities and Exchange Commission.

As described in detail under “Executive Compensation — Compensation Discussion and Analysis,” we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to retain and reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The Company’s executive compensation philosophy and program have consistently and proactively sought to be responsive to governance and stockholder concerns. To remain competitive in one of the nation’s largest and most dynamic industries, continued Company growth in revenue and profitability (growth in earnings per share) are paramount objectives of the Company’s strategy. We believe that rewarding these strategic imperatives through effective and appropriate compensation and retention tools yields the desired alignment with stockholder interests, with the goal of maximizing stockholder value.

Our executive compensation program is overseen by the Compensation Committee of our Board of Directors (which is wholly comprised of independent members of the Board of Directors) and our Compensation Committee engages an independent executive compensation consultant, Mercer, to provide advice to the Compensation Committee.

Through the use of the tools described below, our Compensation Committee seeks to reward and retain executives based on their performance and future potential, while acknowledging that sufficient flexibility must be maintained to ensure that the overall philosophical intent of the executive compensation program is achieved. The tools currently used by the Company (as applied to each named executive officer) include:

•	Annual base salary that is competitive with our peer group companies;

•	Annual target incentive cash compensation that is at risk, performance-based, and tied to the attainment of the Company’s growth objectives;

•	Longer-term (three-year vesting) incentive awards of stock-based compensation that are performance-based and, accordingly, are at risk and that further align the interests of executive management with maximization of long-term stockholder value; and

•	Provision of longer range savings, retirement, and other benefits, including appropriate perquisites, to encourage the retention of the most experienced and talented executives through their most productive and valuable years of employment service.

The Company considers and applies many governance best-practices in implementing its compensation programs. For example, all executives adhere to stock ownership guidelines, cash incentive compensation is capped and allocated among components to avoid undue risk, and each of our executives is an at-will employee.

We believe that our compensation philosophy and program have yielded the desired results in both challenging times for our economy and circumstances for our industry.

Our Compensation Committee monitors changes in our industry and our business to ensure that the compensation elements meet the goals of the program and the expectations of our stockholders and makes adjustments as necessary.

The vote on this resolution is advisory, which means that the vote is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. To the extent there is any significant vote against our named executive officer compensation, the Compensation Committee will consider the results of this advisory vote and will evaluate whether any actions are necessary to address the concerns of stockholders.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

Required Vote

The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting is required to approve this Proposal 2. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3 — ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE

COMPENSATION

In addition to providing stockholders with the opportunity to cast an advisory vote on executive compensation, the Company is providing stockholders with an advisory vote on whether the advisory vote on executive compensation should be held every one, two or three years.

The Board believes that a frequency of “every one year” for the advisory vote on executive compensation is the optimal interval for conducting and responding to a “say on pay” vote.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstaining from selecting any particular interval) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The Company will consider stockholders to have expressed a non-binding preference for the option that receives the most votes.

Although this advisory vote on the frequency of the “say on pay” vote is non-binding, the Board and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION OF EVERY “ONE YEAR” FOR FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Named Executive Officers

This Compensation Discussion and Analysis summarizes the material elements of our compensation programs for our named executive officers (“NEOs”). For the fiscal year ended December 31, 2016, our NEOs were:

Executive	Position

Thomas D. Miller	President, Chief Executive Officer and Director
Michael J. Culotta	Executive Vice President and Chief Financial Officer
Martin D. Smith	Executive Vice President of Operations
James Matthew Hayes	Senior Vice President of Operations
Shaheed Koury, M.D.	Senior Vice President and Chief Medical Officer

Executive Summary

The basic purpose of the Company’s executive compensation program is to attract and retain seasoned professionals with demonstrated abilities to capitalize on growth opportunities in both same-facility and new markets (both geographic and business line), while also adhering to rigorous expense management in an environment of ethical and compliant behavior. By maintaining a competitive executive compensation program, incorporating short-term and long-term components that align the interests of executive management with stockholders and assist in retaining and attracting valuable executive talent, the Company believes that executives are appropriately incentivized to drive Company performance and maximize stockholder value.

Executive compensation in fiscal year 2016 largely reflected practices that were in effect when we spun off from CHS. Decisions as to the compensation of our NEOs prior to the Spin-off were made by CHS based on its compensation practices. When the NEOs were executive officers of CHS, the decisions regarding their compensation were made by CHS’ Compensation Committee of its Board of Directors. Executive compensation decisions following the Spin-off have been made by the Company’s Compensation Committee. In our first year as a standalone public company, our Compensation Committee worked to adopt best practice governance policies and align pay with performance, while also taking into account stockholder returns. We expect our policies and practices will continue to evolve in support of our ongoing business strategy and as we mature as a standalone public company.

2016 Business Highlights

Highlights during fiscal year 2016 include the following:

•	Completed Spin-off from parent CHS on April 29, 2016;

•	Established a strategic plan and took the initial steps to achieve the objectives of (1) refining the Company’s portfolio to include high-quality hospitals and outpatient services, and (2) grow the Company’s revenues and margins;

•	Sold 56-bed Barrow Regional Medical Center and its affiliated outpatient facilities, located in Winder, Georgia, for $6.6 million;

•	Sold 64-bed Sandhills Regional Medical Center and its affiliated outpatient facilities, located in Hamlet, North Carolina, for $7.2 million;

•	Successfully recruited 154 physicians to our hospitals;

•	Demonstrated a 6% improvement in quality scores as measured by a variety of internal metrics and industry standards; and

•	Successfully engaged our physicians in establishing clinical best practices.

Compensation and Governance Highlights

Our executive compensation program has been designed to conform to compensation and governance best practices. For example, we have implemented the following policies, highlighting our commitment to conforming to governance best practices and responsiveness to the perspective of stockholders:

What We Do	What We Don’t Do

Pay for Performance	Employment Agreements with Multi-year Guarantees of Compensation
Multiple Performance Metrics in Our Incentive Plans	Permit Pledging or Hedging of Company Stock by Directors, Executives, and Certain Other Employees
Stock Ownership Guidelines	Repricing of Underwater Stock Options
“Clawback” Provisions	Provide for “Single-trigger” Change-of-Control Severance Payments
Award Caps on Incentive Plans	Provide Current Payment of Dividends or Dividend Equivalents on Unearned Equity Awards
Limited Perquisites	Provide Gross-ups on Perquisites
Use of a Representative and Relevant Peer Group for Benchmarking
Use an Independent Compensation Consultant
Annual Risk Assessment of Executive Compensation Programs Conducted by the Compensation Committee

Oversight of the Executive Compensation Program

The Compensation Committee of the Board oversees the Company’s executive compensation program. Each of the Compensation Committee members is fully independent of management and has never served as an employee or officer of the Company or its subsidiaries. In addition to meeting the independence requirements of the NYSE, each member of the Compensation Committee is an “outside director” for purposes of Section 162(m) of the IRC and is a “non-employee director” for purposes of Section 16(b) of the Exchange Act.

The Chief Executive Officer (“CEO”) periodically reviews the performance of each of the NEOs, excluding himself, develops preliminary recommendations regarding salary adjustments and annual and long-term award amounts, and provides recommendations to the Compensation Committee. The Compensation Committee can exercise its discretion to modify any recommendations and make final decisions.

Executive Compensation Philosophy and Core Principles

The Company’s executive compensation philosophy is to develop and utilize a combination of compensation elements that reward current period performance, facilitate the retention and attraction of top talent, incentivize the successful attainment of future goals, and ultimately drive superior shareholder returns.

The core principles applied by the Company in implementing this philosophy are to provide target compensation levels and a mix of compensation vehicles for each executive that is:

•	Positioned competitively relative to comparable roles at our peers and at companies in the broader market;

•	Ties wealth creation for our executives to the successful execution of the growth objectives under both our short-term and long-term business strategy;

•	Aligns the interests of executive management with stockholders; and

•	Retains and attracts valuable executive talent.

The compensation elements used by the Company during 2016 to reinforce the Company’s compensation philosophy included:

•	Base salaries that are market competitive considering an individual’s role and responsibilities as well as his performance;

•	Annual cash incentive opportunities and equity-based incentive awards that are comparable – both in terms of design and opportunity levels – with our selected peer group companies (see below for a discussion of our peer group);

•	Annual target cash incentive compensation that is at-risk, performance-based, and tied to the attainment of the Company’s growth objectives;

•	Longer-term incentive awards of stock-based compensation that are predominately performance-based and, accordingly, are at risk and further align the interests of executive management with our stockholders; and

•	Provision of longer range savings, retirement, and other benefits, to encourage the retention of the most experienced and talented executives through their most productive and valuable years of employment service.

The majority of our NEOs’ compensation is performance-based and is granted in the form of both short- and long-term incentives. Individuals in a position to influence the growth of stockholder value have larger portions of their total compensation delivered in the form of equity-based long-term incentives. The targeted mix of the compensation program elements for the CEO and other NEOs is shown in the following charts:

Components of the Executive Compensation Program

Shortly after the Spin-off, in May 2016, the Compensation Committee approved 2016 base salary levels, annual incentive compensation targets, and performance-based restricted stock awards for each of the NEOs. In setting such 2016 compensation levels, the Compensation Committee consulted with its independent compensation consultant, Mercer. Mercer’s work included the identification and review of compensation data of a peer group developed by Mercer and analyzed compensation data at the market 25th percentile, median and 75th percentile for the executive officer positions.

Peer Group

The peer group was comprised of thirteen (13) similarly-sized companies that operate primarily in the healthcare facilities or managed healthcare industries. In selecting the preliminary peer group companies, consideration was given to revenue, market capitalization, enterprise value, number of employees of each company, and companies against which we compete for executive talent, while being sensitive to the positioning of the Company in relation to the peer group medians across the various size metrics.

The thirteen (13) companies included in the 2016 peer group analysis are listed below:

• AmSurg	• Magellan Health
• Brookdale Senior Living	• PharMerica
• Ensign Group	• Select Medical Holdings
• Genesis Healthcare	• Surgical Care Affiliates
• HealthSouth	• Triple-S Management
• Invacare	• Universal American
• LifePoint Health, Inc.

In addition, in setting the initial post-Spin-off pay packages for the senior executives, the Compensation Committee, as recommended by Mercer, also considered that (a) the executive officers were relatively new to their positions as principal executives of a public company; and (b) internal equity is an important consideration in setting initial pay levels, and a balance should be struck between positioning the executives’ pay packages at an appropriate level relative to the market and relative to one another.

Base Salary

In connection with our Spin-off from CHS, the base salaries of the Chief Executive Officer and the other NEOs were reviewed by the Compensation Committee in May 2016. Generally, the Compensation Committee determined that base salary levels for the NEOs should be increased in order to reflect the increased responsibilities as a result of their respective roles in a new public company. The following table sets forth the 2016 base salaries of the NEOs pre-Spin-off and post-Spin-off.

Name	2016 Pre-Spin-off Base Salary	2016 Post-Spin-off Base Salary

Thomas D. Miller	$675,000	$900,000
Michael J. Culotta	330,000	600,000
Martin D. Smith	580,000	590,023
James Matthew Hayes	367,228	400,000
Shaheed Koury, M.D.	309,000	350,000

Cash Incentive Compensation

Cash incentive compensation awards to the NEOs were eligible to be made pursuant to the Company’s 2016 Employee Performance Incentive Plan (“EPIP”). This non-equity incentive compensation plan provides for a wide range of potential awards and is utilized as a compensation vehicle for many employees. Cash incentive compensation awards are intended to align employees’ interests with the goals and strategic initiatives established by the Company and with stockholder interests and to reward employees for their contributions during the period to which the incentive award relates. Cash incentive compensation awards are “at risk” as they are subject to the attainment of specific goals.

Cash incentive compensation award targets are typically expressed as a percentage of the individual’s base salary. In 2016, the Compensation Committee established the target EPIP opportunities for our NEOs as follows:

Name	2016 Post- Spin-off Base Salary	2016 Target Bonus (1)

Thomas D. Miller	$900,000	125%
Michael J. Culotta	600,000	100%
Martin D. Smith	590,023	100%
James Matthew Hayes	400,000	60%
Shaheed Koury, M.D.	350,000	60%

(1)	Expressed as a percentage of the executive’s base salary. For 2016, there was not an opportunity to earn more than the target amount as described further in this section.

Under the 2016 EPIP with respect to the 2016 fiscal year, the target bonus amounts were eligible to be paid based on the Company’s achievement of target adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) and quality objectives, weighted 70% and 30%, respectively. Adjusted EBITDA focuses our executives on profitable growth and cash flow, while quality objectives emphasize the aggregate quality improvement across our hospitals as measured by a variety of internal metrics and industry standards. The quality objectives consist of an aggregation of publicly-reported quality metrics, metrics used in value-based purchasing, and other key internal metrics, such as those relating to patient safety. At the time the target levels were set, the Compensation Committee believed that achieving the relevant targets used to determine bonus amounts, although challenging, was achievable with significant effort from the NEOs. The Compensation Committee determined that it was appropriate to set rigorous financial targets for the 2016 EPIP in order to motivate the NEOs to meet the Company’s business goals and to align NEOs’ interests with the goals and strategic initiatives established by the Company. For 2016, there was not an opportunity to earn more than the target amount.

The following table shows the established targeted goals for adjusted EBITDA and quality objectives under the 2016 EPIP with respect to the 2016 fiscal year:

Performance Goal	Weighting	Threshold	Target

Adjusted EBITDA	70%	$185 million	$220 million
Payout as % of Target		60.00%	100.00%
Quality Objectives	30%	1% aggregate improvement	10% aggregate improvement
Payout as % of Target		10.00%	100.00%
Final Result / Payout as % of Target

In February and April 2017, the Compensation Committee and full Board considered whether, in light of the financial performance of the Company in 2016 as well as the continuing challenges facing the Company into 2017, it continued to be appropriate to pay management, including the NEOs, cash incentive compensation awards under the 2016 EPIP with respect to the 2016 year. After careful deliberation, the Compensation Committee and full Board agreed that management would forego the eligibility of any cash incentive compensation awards under the 2016 EPIP with respect to the 2016 fiscal year. Therefore, no cash incentive compensation was awarded to the NEOs under the above-described 2016 EPIP.

Long-term Incentives

Annual Equity Awards

Equity awards are designed to reward the executives for their longer-term contributions to the success and growth of the Company and are directly linked to maximizing stockholder value. They also serve as a key retention tool, bridging annual base salary and incentive compensation payments to retirement and other end-of-service compensation benefits. Long-term incentives comprise a significant part of the Company’s executive compensation program.

Equity-based incentive awards are made pursuant to the Company’s 2016 Stock Award Plan (the “Stock Award Plan”). This plan provides for a wide variety of stock-based compensation awards, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance awards and other share-based awards.

The Company believes annual equity grants directly and effectively align the interests of management with those of stockholders. The Compensation Committee reviews and adjusts annually the size and mix of award types, and for 2016, long-term incentives were awarded in the form of performance-based restricted stock.

Subsequent to the Spin-off, in May 2016, the Compensation Committee met and approved post-Spin-off grants of performance-based restricted stock to the NEOs, as well as grants of time-vested restricted stock to the NEOs as replacements for certain CHS restricted stock awards that were cancelled and forfeited in connection with the Spin-off. These time-based restricted stock grants vest in one-half increments on the second and third anniversary dates of the grant date. The following table summarizes the restricted stock grants made to the NEOs:

Name	New Performance- Based Restricted Stock Grants	Replacement of 2/3 Lost Restricted Stock (Time-Vested) (1)

Thomas D. Miller	250,000	23,334
Michael J. Culotta	75,000	4,000
Martin D. Smith	50,000	23,334
James Matthew Hayes	35,000	4,000
Shaheed Koury, M.D.	25,000	2,667

(1)	Grants were made to replace the value of CHS stock forfeited in connection with the Spin-off.

The performance-based restricted stock awards granted in 2016 have both performance and time vesting components. Generally, the performance objective that must be met is the Company’s attainment during the performance period (the eight months ended December 31, 2016, which corresponds to the post-Spin-off period of the Company during 2016) of either an adjusted EBITDA performance goal (for the eight months ended December 31, 2016 of $157.5 million) or a net operating revenues goal (for the eight months ended December 31, 2016 of $1.3185 billion) as approved by the Compensation Committee. These goals were established in light of the challenges of setting multi-year goals immediately upon our becoming an independent, publicly-traded company in the middle of a fiscal year. As described later in this proxy, the Company has adopted a multi-year performance plan in 2017. For purposes of the equity-based incentive awards, adjusted EBITDA is defined as net income attributable to the Company before interest, income taxes, depreciation, and amortization, and adjusted to exclude the impacts of net income (loss) attributable to non-controlling interests, expenses related to legal settlements and related costs, impairment of long-lived assets and goodwill, net loss on sale of hospitals, transaction costs related to the Spin-off, severance costs for post-Spin-off headcount reductions, and the operational losses of hospitals that were divested during the reporting period.

In February 2017, the Committee determined that the Company had achieved the net operating revenues goal; as a result, 100% of the performance-based restricted stock awards granted to the NEOs in 2016 were deemed to be earned and subject only to future time vesting restrictions. These time vesting restrictions will lapse in equal one-third (1/3) increments on each of the first three (3) anniversaries of the grant date, provided that the grantee continues to be employed on such dates, subject to certain exceptions, including those noted below.

Notwithstanding the performance objectives and the vesting requirements described above, the restrictions will lapse earlier in the event of the death or disability of the grantee, or in the event of a change in control of the Company if and to the extent that the outstanding awards are not assumed, continued or replaced by the acquirer on terms that are equal to or more favorable than the terms of the original grant. In the event of a grantee’s termination of employment without cause by his or her employer, the award will not be terminated; rather when it is determined that the performance objective has been met (or if it has already been met), the award will accelerate in its entirety on such date.

Outstanding Equity Awards Prior to the Spin-off

Pursuant to the Employee Matters Agreement dated April 29, 2016 by and between CHS and the Company, treatment of outstanding equity awards held by QHC employees at the time of the Spin-off was as follows:

•	Vested and unvested options to purchase CHS stock will remain outstanding and be exercisable according to their terms until their stated expiration date. The exercise prices of those options were appropriately adjusted to reflect the intrinsic value of such awards at the time of the Spin-off. Unvested CHS options will vest through such QHC employees’ continued service with QHC.

•	Excluding awards granted on March 1, 2016, restricted stock awards will be adjusted for the number of whole shares (rounded down) of QHC common stock that they would have received as a shareholder of CHS as if the underlying CHS stock were unrestricted.

•	The portion of restricted stock awards granted to any QHC employee on March 1, 2016 that was scheduled to vest on March 1, 2017 will be adjusted for the number of whole shares (rounded down) of QHC common stock that they would have received as a shareholder of CHS as if the underlying CHS stock were unrestricted, and the remaining two year vesting periods ending March 1, 2018 and 2019, respectively, were canceled and forfeited immediately following the Spin-off. These awards were replaced with restricted stock awards in QHC (see above).

•	The QHC restricted stock awards received in the Spin-off will continue to vest on the same terms as the CHS restricted stock awards to which they relate through the continued service by such employees with QHC.

Program Changes for 2017

For 2017, the Compensation Committee made the following decisions and modifications to our executive compensation programs in order to recognize the Company’s performance challenges and related shareholder returns in 2016, and more strongly align NEO equity grants with shareholder interests:

•	None of the NEOs received base salary increases for 2017;

•	Target bonuses (expressed as a percentage of base salary) will remain unchanged from 2016 levels; and

•	Target 2017 LTI grants will be half performance-based restricted stock and half time-based restricted stock. Performance-based restricted stock grants will be contingent on the achievement of specified levels of cumulative revenue dollars and cumulative adjusted EBITDA dollars (each metric weighted 50%) over the two-year performance period (2017-2018).

Additional details regarding our NEOs’ 2017 compensation program will be provided in our 2018 proxy statement.

Health and Welfare Benefits

The Company’s NEOs are each eligible to participate in the Company’s customary qualified benefit plans for health, dental, vision, life insurance, long-term disability and retirement savings (401(k)). The NEOs are eligible to participate in these plans on the same basis (i.e., benefits, premium amounts and co-payment deductibles) as all other full-time employees of the Company. The Company’s NEOs also participate in or receive additional benefits described below, which are competitive with the benefits provided to executives of other companies.

Retirement and Deferred Compensation Benefits

The Company’s NEOs also participate in executive compensation arrangements available only to specified officers of the Company and certain key employees of its subsidiaries. These plans include the Amended and Restated Supplemental Executive Retirement Plan (the “SERP”) and the QHCCS, LLC Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”), each of which is a non-qualified plan under the IRC. The benefits under these plans are made available to the NEOs to encourage and reward their continued service through their most productive years. We believe that the provision of a retirement benefit is necessary to remain competitive with the Company’s peer group, and is thus an important element for the recruitment and retention of executives.

Perquisites

The Company provides limited perquisites to its NEOs, and it believes that the supplemental benefits that are provided to the NEOs are both (a) reasonable when compared to the peer group and other similarly-sized companies, and (b) appropriate additional items of compensation for these individuals.

Group-term life insurance (or a combination of group-term life insurance and individually-owned policies) is provided for each of the NEOs in an amount equal to four (4) times the individual’s base salary.

The Company operates aircraft to facilitate the operation and management of its business. The Board has adopted a policy that requires the CEO to use the Company’s aircraft for both his business and personal travel, provided that when travel by commercial aircraft is demonstrably more efficient and does not involve unreasonable personal risk, the CEO may use commercial aircraft. From time to time, and if approved by the CEO, the other NEOs are also permitted to use the Company’s aircraft for their personal use. The incremental cost of personal air travel attributable to each NEO’s personal aircraft usage has been included in the Summary Compensation table below. In addition, NEOs are taxed on the income attributable to their personal use of company aircraft based on IRS guidelines and are not grossed up by the Company.

Employment Contracts; Change in Control Severance Agreements

None of the Company’s executive officers have a written employment agreement with the Company or any of its subsidiaries, and only two of the NEOs, Messrs. Miller and Smith (collectively, the “Covered Executives”), have change in control severance agreements (the “CIC Agreements”), as a result of such agreements being assumed by the Company from CHS in connection with the Spin-off. The CIC Agreements are considered “double trigger” agreements and require both the occurrence of a change in control of the Company and a qualified termination of employment for any cash severance benefits to become payable.

The CIC Agreements provide for certain compensation and benefits in the event of termination of a Covered Executive’s employment during the period following a change in control of the Company (as defined in the CIC Agreements), (A) by the Company, other than as a result of the Covered Executive’s death or disability within thirty-six (36) months of the change in control, but not for cause, or (B) by the Covered Executive, upon the happening of certain “good reason” events within twenty-four (24) months of the change in control, including:

•	Certain changes in the Covered Executive’s title, position, responsibilities or duties,

•	A reduction in the Covered Executive’s base salary,

•	Certain changes in the Covered Executive’s principal location of work,

•	The failure of the Company to perform its obligations under or to continue in effect any material compensation or benefit plan, or

•	Certain other employer actions that would cause the Covered Executive to lose the benefits of the CIC Agreement.

Compensation and benefits payable under the CIC Agreements include, in the event of a qualifying termination of employment, a lump sum payment equal to the sum of:

•	Unpaid base pay,

•	Accrued but unused paid vacation or sick pay and unreimbursed business expenses,

•	Any other compensation or benefits in accordance with the terms of the Company’s existing plans and programs,

•	A pro rata portion of the incentive bonus that would have been earned by the Covered Executive for the year of termination based on actual performance, and

•	The sum of three (3) times the sum of base salary and the greater of:
-	(A) the highest incentive bonus earned during any of the three (3) fiscal years prior to the fiscal year in which the Covered Executive’s termination of employment occurs or, if greater, the three (3) fiscal years prior to the fiscal year in which a change in control occurs and
-	(B) the target incentive bonus for the fiscal year in which the Covered Executive’s termination of employment occurs assuming the performance objectives were met in full.

•	The Covered Executives will also be entitled to continuation of certain health and welfare benefits for thirty-six (36) months following termination and reimbursement of up to $25,000 for outplacement counseling and related benefits.

In the event that a Covered Executive is entitled to receive payment pursuant to his CIC Agreement, that executive officer will not be eligible for additional severance benefits under another arrangement.

Prior to 2009, all CIC Agreements entered into by CHS with its executive officers entitled the executive officers to receive certain “gross up” payments to offset any excise tax imposed by Section 4999 of the IRC on any payment or distribution by the Company to or for their benefit, including under any stock option, restricted stock or other agreement, plan or program; provided, however, that if a reduction in such payments or distributions by 10% or less would cause no excise tax to be payable, then the payments and distributions to the Covered Executive will be reduced by that amount and no excise tax gross up payment will be paid. Both the Covered Executives entered their respective CIC Agreements with CHS prior to 2009, and we assumed the CIC Agreements with the Covered Executives from CHS in connection with the Spin-off. We assumed no other CIC Agreements from CHS, and no employment agreements entered into by us since the Spin-off contain any tax “gross-up” provisions.

In addition to the benefits payable under the life insurance policy or the long-term disability policy described above, in the event an NEO dies or is permanently disabled while employed by the Company, vesting is fully accelerated for all grants under the Company’s Stock Award Plan.

Additional Executive Compensation Policies

Stock Ownership Policies

The Quorum Health Corporation Stock Ownership Guidelines align the interests of its directors and executive officers with the interests of stockholders and promote the Company’s commitment to sound corporate governance. The guidelines apply to the following officers and non-executive directors of the Company, in the indicated multiples of either an officer’s base salary or a non-management director’s annual cash retainer, as applicable, at the time the participant becomes subject to the guidelines:

Position with the Company	Value of Common Stock Required

President/Chief Executive Officer	5.0x salary
Non-Executive Members of the Board	5.0x retainer fee
Executive Vice Presidents	3.0x salary
Other Officers Named in the Company’s Proxy Statement	3.0x salary
Other Officers above Vice President	1.5x salary
Vice Presidents	1.0x salary

Company leaders subject to these guidelines are expected to achieve their respective ownership levels within five (5) years of becoming subject to the guidelines (and an additional five (5) years in the event of a promotion to a higher guideline). Once achieved, ownership of the guideline amount must be maintained for as long as the individual is subject to these Stock Ownership Guidelines. Until such time as a Company officer or director satisfies the Stock Ownership Guidelines, that individual will also be required to hold, for at least one year, 100% of the shares received upon the exercise of stock options and upon the vesting of full value stock awards, including but not limited to restricted stock awards and restricted stock units, in each case net of those shares required to pay the exercise price and any taxes due upon exercise or vesting.

Stock that counts towards satisfaction of the Company’s Stock Ownership Guidelines includes: (i) Company common stock held outright by the participant or his or her immediate family members living in the same household; (ii) restricted stock and restricted stock units issued and held as part of an executive officer’s or director’s long-term compensation, whether or not vested; (iii) Company common stock underlying vested QHC stock options; and (iv) Company common stock acquired on stock option exercises that the participant continues to hold. The Governance and Nominating Committee of the Board reviews each participant’s progress and compliance with the applicable guidelines and may grant any hardship waivers or exceptions (e.g., in the event of a divorce) as it deems necessary and appropriate.

Compensation “Clawback” Policy

In connection with the Spin-off, the Board adopted a policy (the “Clawback Policy”) requiring that, in certain circumstances, the elected officers of the Company reimburse the Company for the amount and/or value of performance-based cash, stock or equity-based awards received by such elected officers, and/or gains realized by such elected officers in connection with these awards. The circumstances triggering this recoupment require a determination by the Board, or an appropriate committee of the Board, that fraud or misconduct by an elected officer materially contributed to the Company having to restate all or a portion of its financial statements. The Board or the appropriate committee is granted the right to determine, in its discretion, the action necessary to remedy the misconduct. In determining what remedies to pursue, the Board or committee will take into account all relevant factors, including consideration of fairness and equity, and may require reimbursement to the extent the value transferred to the elected officer can be reasonably attributed to the reduction in the restated financial statements and the amount of the award would have been lower than the amount actually paid, granted or realized. The Company intends to impose such additional recoupment obligations as are necessary to ensure continuing compliance with other applicable laws including compliance with final SEC-clawback rules to be adopted under the Dodd-Frank Act once such final rules have been adopted.

Prohibition on Pledging and Hedging

The Company considers it inappropriate for any director or executive officer to enter into speculative transactions involving the Company’s securities. Therefore, the Company’s insider trading policy prohibits directors and executive officers from trading in any put or engaging in any short sale or other hedging transaction (including a short sale “against the box”) or equity swap of Company securities, or trading in any call or other derivative on Company securities. The insider trading policy also prohibits any director or executive officer from pledging Company securities, including holding such securities in a margin account.

Risk Assessment of Executive Compensation

The Compensation Committee, with management and the Compensation Committee’s independent executive compensation consultant, Mercer, assesses the risk levels of the Company’s executive compensation programs. As part of this assessment, the Compensation Committee reviews the Company’s compensation programs for certain design features identified by the Compensation Committee and its advisors as having the potential to encourage excessive risk-taking and considers the Company’s compensation programs in light of the Company’s key enterprise and business strategy risks. The Compensation Committee believes that the Company’s compensation programs are designed so that they do not include compensation mix overly weighted toward annual incentives, highly leveraged short-term incentives, uncapped or “all or nothing” bonus payouts or unreasonable performance goals. Additionally, the Company’s executive compensation “clawback” policy allows the Company to recover bonus payments and certain equity awards under certain circumstances, and compliance and ethical behaviors of the Company’s executive officers are factors considered in all performance and bonus assessments. Based on its assessment, the Compensation Committee believes that the Company’s compensation programs do not motivate excessive risk-taking that could reasonably be expected to have a materially adverse effect on the Company. These principles are reviewed on a periodic basis as a part of the overall enterprise risk assessment.

Tax Considerations

Section 162(m) of the IRC limits the Company’s ability to deduct certain compensation in excess of $1 million paid to the Company’s Chief Executive Officer and to certain of the Company’s other NEOs. This limitation does not apply to compensation that constitutes under applicable regulations “qualified performance-based compensation.” The Company aims to design the performance-based compensation paid to its NEOs so that it will satisfy the requirements for deductibility under Section 162(m). The Compensation Committee considers Section 162(m) when making compensation decisions, but other considerations, such as providing the Company’s NEOs with competitive and adequate incentives to remain with the Company and increase the Company’s business operations, financial performance and prospects, as well as rewarding extraordinary contributions, also significantly factor into the Compensation Committee’s decisions. In this regard, the Compensation Committee believes that stockholder interests are best served if it retains discretion and flexibility in awarding compensation to the Company’s NEOs.

Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”)

ASC 718 requires a public company to measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. The Company’s equity awards to the NEOs are structured to comply with the requirements of ASC 718. To maintain the appropriate equity accounting treatment, the Company takes such accounting treatment into consideration when designing and implementing its compensation programs.

Summary Compensation Table

The following table includes information regarding our NEOs’ total compensation earned during the years presented. None of our NEOs were named executive officers of CHS during the years presented, and position titles refer to each NEO’s title with the Company. This table is prepared in accordance with SEC rules which require that equity awards be valued based on the grant date fair value of such awards, and there can be no assurance regarding the extent to which the value of such stock-based compensation reflected in the table below (including performance-based restricted stock) will be realized by any executive.

				Plan Based Awards		Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total Compensation ($)
Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (1)	Restricted Stock Awards ($) (2)	Option Awards ($) (3)

Thomas D. Miller	2016	829,529	150,000	3,535,469	-	-	370,945	30,145	4,916,088
President and	2015	675,000	13,500	1,698,200	-	108,000	348,758	18,290	2,861,748
Chief Executive	2014	650,000	50,000	1,452,850	-	614,250	332,149	21,952	3,121,201
Officer
Michael J. Culotta	2016	510,017	-	1,016,545	-	-	-	24,271	1,550,833
Executive Vice	2015	315,000	50,000	291,120	-	31,501	-	20,511	708,132
President and	2014	300,000	15,000	124,530	-	165,000	-	47,852	652,382
Chief Financial
Officer
Martin D. Smith	2016	590,022	-	981,469	-	-	267,954	15,623	1,855,068
Executive Vice	2015	580,000	-	1,698,200	-	40,600	190,196	9,886	2,518,882
President of	2014	560,000	-	1,452,850	-	672,005	197,883	12,343	2,895,081
Operations
James M. Hayes	2016	389,090	-	505,745	-	-	-	12,045	906,880
Senior Vice	2015	360,000	20,000	291,120	-	-	-	11,305	682,425
President -	2014	348,543	-	249,060	-	153,010	-	10,236	760,849
Operations
Shaheed Koury, M.D.	2016	336,351	-	358,446	-	-	-	42,488	737,285
Senior Vice
President and
Chief Medical
Officer

(1)	Amounts represent cash-based salary and bonus compensation before any deferrals under CHS’ or the Company’s deferred compensation plans, as applicable. Mr. Miller’s cash bonus reflected in the “Bonus” column for 2016 was earned prior to the Spin-off and was related primarily to hospital acquisitions under CHS.
(2)	The dollar amounts shown in this column represent the fair value of restricted shares on their respective grant dates: May 3, 2016 ($12.77 per share, March 1, 2016 ($15.43 per share), March 1, 2015 ($48.52 per share) and March 1, 2014 ($41.51 per share). The grant date fair value of restricted shares included in the table above is based on a 100 percent probability of meeting the performance conditions. The grant date fair value was computed in accordance with ASC 718. The market value for the restricted stock awards on their respective first vesting dates were as follows: $8.52 per share on March 1, 2017 for awards granted on March 1, 2016, $15.43 per share on March 1, 2016 for awards granted on March 1, 2015, and $48.52 per share on March 1, 2015 for awards granted on March 1, 2014.
(3)	No options were granted in 2014, 2015 and 2016.

(4)	Amounts represent the actuarial increase in the present value of the named executive officer’s benefit under the SERP using interest rate and mortality rate assumptions consistent with those used in CHS’ and the Company’s financial statements, as applicable, and includes amounts which the named executive officers may not currently be entitled to receive because such amounts are not vested. The non-qualified deferred compensation plan earnings contained no above-market or preferential portion of earnings for 2016, 2015 or 2014.
(5)	All Other Compensation for the year ended December 31, 2016 consists of the following:

Name	Long- Term Disability Premiums ($)	401(k) Plan Employer Matching Contributions ($)	Life Insurance Premiums ($)	Relocation ($)	Personal Airplane Use ($)

Thomas D. Miller	4,428	7,950	17,507	-	260
Michael J. Culotta	3,666	7,950	12,655	-	-
Martin D. Smith	1,524	7,950	6,149	-	-
James M. Hayes	1,433	7,950	2,662	-	-
Shaheed Koury, M.D.	1,229	7,950	3,482	29,827	-

Grants of Plan-Based Awards

The following table sets forth information regarding restricted stock awards granted under the Stock Award Plan, including the grant date fair value of these awards, and the range of potential cash incentive payments under the 2016 Employee Performance Incentive Plan for the NEOs for the year ended December 31, 2016. The awards listed in the table include both the awards granted by QHC subsequent to the Spin-off, as well as the replacement awards issued by QHC for the portion of the March 1, 2016 CHS restricted stock grants that were forfeited in connection with the Spin-off. All awards are described in more detail in the Compensation Discussion and Analysis section above. There can be no assurance that the grant date fair value of restricted stock awards will ever be realized.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stocks or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards Per Share ($)	Grant Date Fair Value of Stock and Options Awards ($)(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Thomas D. Miller	-	506,250	1,125,000	-	-	-	-	-	-	-	-
	3/1/2016 (2)	-	-	-	-	2,916	2,916	-	-	-	44,994
	5/3/2016 (3)	-	-	-	-	250,000	250,000	-	-	-	3,192,500
	5/3/2016 (4)	-	-	-	-	-	-	23,334	-	-	297,975
Michael J. Culotta	-	270,000	600,000	-	-	-	-	-	-	-	-
	3/1/2016 (2)	-	-	-	-	500	500	-	-	-	7,715
	5/3/2016 (3)	-	-	-	-	75,000	75,000	-	-	-	957,750
	5/3/2016 (4)	-	-	-	-	-	-	4,000	-	-	51,080
Martin D. Smith	-	265,510	590,023	-	-	-	-	-	-	-	-
	3/1/2016 (2)	-	-	-	-	2,916	2,916	-	-	-	44,994
	5/3/2016 (3)	-	-	-	-	50,000	50,000	-	-	-	638,500
	5/3/2016 (4)	-	-	-	-	-	-	23,334	-	-	297,975
James M. Hayes	-	108,000	240,000	-	-	-	-	-	-	-	-
	3/1/2016 (2)	-	-	-	-	500	500	-	-	-	7,715
	5/3/2016 (3)	-	-	-	-	35,000	35,000	-	-	-	446,950
	5/3/2016 (4)	-	-	-	-	-	-	4,000	-	-	51,080
Shaheed Koury, M.D.	-	94,500	210,000	-	-	-	-	-	-	-	-
	3/1/2016 (2)	-	-	-	-	333	333	-	-	-	5,138
	5/3/2016 (3)	-	-	-	-	25,000	25,000	-	-	-	319,250
	5/3/2016 (4)	-	-	-	-	-	-	2,667	-	-	34,058

(1)	As described in the section titled “ – Compensation Discussion and Analysis – Components of the Executive Compensation Program – Cash Incentive Compensation,” no cash incentive compensation awards were paid to the NEOs in 2016. For 2016 there was not an opportunity to earn more than the target amount. The amounts reported in the “Threshold” and “Target” columns are annualized dollar amounts for comparison purposes; however, the actual awards were subject to 2/3rds proration to account for the Spin-off time period.
(2)	With respect to this March 1, 2016 grant of restricted stock, the award above reflects the Spin-off as-adjusted award and the time-based restrictions lapse on the first anniversary of the grant date. For a further discussion, see “ – Compensation Discussion and Analysis – Components of the Executive Compensation Program – Long-Term Incentives”.
(3)	With respect to this May 3, 2016 grant of restricted stock, the performance measure was the achievement of either an adjusted EBITDA performance goal or a net operating revenues goal. Since the performance criteria was met, the awards time-based restrictions will lapse in equal one-third increments on each of the first three (3) anniversaries of the grant date. For a further discussion, see “ – Compensation Discussion and Analysis – Components of the Executive Compensation Program – Long-Term Incentives”.
(4)	With respect to this May 3, 2016 grant of time-based restricted stock, these awards vest in one-half increments on the second and third anniversaries of the grant date.
(5)	Represents the grant date fair value calculated under ASC 718. The dollar amounts shown in this column represent the fair value of restricted shares on their respective grant dates: March 1, 2016 ($15.43 per share) and May 3, 2016 ($12.77 per share). The closing market value of the shares of the Company’s common stock at December 30, 2016 was $7.27 per share.

Outstanding Equity Awards at Fiscal Year End

The following table shows unvested restricted stock awards as of December 31, 2016 for the NEOs. The table excludes awards issued by CHS which were forfeited/terminated effective as of the date of the Spin-off. The table also excludes CHS stock options held by our NEOs. There were no QHC stock options awarded by QHC following the Spin-off. In accordance with the Employee Matters Agreement, options in CHS were adjusted to preserve the intrinsic value on the date of the Spin-off. These options will remain exercisable until the original stated expiration date.

			Stock Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Thomas D. Miller	3/1/2014	(2)	2,083	15,143	—	—
	3/1/2014	(2)	833	6,056	—	—
	3/1/2015	(2)	5,833	42,406	—	—
	3/1/2016	(2)	2,916	21,199	—	—
	5/3/2016	(2)	250,000	1,817,500	—	—
	5/3/2016	(3)	23,334	169,638	—	—

Michael J. Culotta	3/1/2014	(2)	250	1,818	—	—
	3/1/2015	(2)	1,000	7,270	—	—
	3/1/2016	(2)	500	3,635	—	—
	5/3/2016	(2)	75,000	545,250	—	—
	5/3/2016	(3)	4,000	29,080	—	—

Martin D. Smith	3/1/2014	(2)	2,083	15,143	—	—
	3/1/2014	(2)	833	6,056	—	—
	3/1/2015	(2)	5,833	42,406	—	—
	3/1/2016	(2)	2,916	21,199	—	—
	5/3/2016	(2)	50,000	363,500	—	—
	5/3/2016	(3)	23,334	169,638	—	—

James M. Hayes	3/1/2014	(2)	500	3,635	—	—
	3/1/2015	(2)	1,000	7,270	—	—
	3/1/2016	(2)	500	3,635	—	—
	5/3/2016	(2)	35,000	254,450	—	—
	5/3/2016	(3)	4,000	29,080	—	—

			Stock Awards
Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Shaheed Koury, M.D.	3/1/2014	(2)	250	1,818	—	—
	3/1/2015	(2)	666	4,842	—	—
	3/1/2016	(2)	333	2,421	—	—
	5/3/2016	(2)	25,000	181,750	—	—
	5/3/2016	(3)	2,667	19,389	—	—

(1)	The market value is based on the closing price of QHC common stock on the NYSE on December 30, 2016 of $7.27 per share, the last trading day of 2016, multiplied by the number of RSUs or performance shares, as applicable.
(2)	These shares are subject to both performance and time-based vesting, with vesting based on the achievement of Company pre-determined objectives during the calendar year after grant. Since all performance measures were met, the awards’ time-based restrictions will now lapse in accordance with the terms of the respective award, which is in one-third increments on each of the first three anniversaries of the grant date.
(3)	These time-based awards vest in one-half increments on the second and third anniversaries of the grant date.

Option Exercises and Stock Vested

The following table sets forth certain information regarding the number of stock awards that vested for our NEOs during the year ended December 31, 2016. There were no QHC stock options awarded or exercised during the period.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($) (1)

Thomas D. Miller	-	-
Michael J. Culotta	416	2,654
Martin D. Smith	-	-
James M. Hayes	-	-
Shaheed Koury, M.D.	250	1,720

(1)	The value realized upon vesting is based on the number of shares vesting multiplied by the closing price of our common stock on the date the award vested.

Pension Benefits

Prior to the Spin-off, on April 1, 2016, the Company adopted the SERP, and subsequently, amended and restated the SERP on May 24, 2016, for the benefit of our officers and key employees of our subsidiaries. This plan is a non-contributory non-qualified defined benefit plan that provides for the payment of benefits from the general funds of the Company. The Compensation Committee of our Board administers this plan, and all determinations and decisions made by the Compensation Committee are final, conclusive and binding upon all participants. In particular, the defined benefit provided under the SERP is intended to supplement the incentives provided by the other elements of the executive compensation program, for which the maximum provision of benefits is limited to three (3) years.

The SERP generally provides that, when a participant retires after his or her normal retirement date (age 65), he or she will be entitled to receive a single lump-sum payment based on the actuarially-determined monthly income payment based on a monthly calculation of (i) the participant’s annual retirement benefit, reduced by (ii) the participant’s monthly amount of Social Security old age and survivor disability insurance benefits payable to the participant commencing at his or her unreduced Social Security retirement age.

The Company’s NEOs are also eligible to participate in and contribute to the Company’s non-qualified Deferred Compensation Plan. The Deferred Compensation Plan permits participants to defer up to 75% of their annual base salary, service bonus and performance-based compensation, as well as up to 100% of their incentive compensation in any calendar year, subject to any administrative constraints as may be established by the QHCCS, LLC Retirement Committee, which administers the Deferred Compensation Plan. Participants’ accounts increase or decrease based on the hypothetical investment of the account balances in one or more investment funds, and are credited and debited in accordance with the actual financial performance of such funds. Participants elect the investment funds in which their accounts are hypothetically invested. Participants are entitled to receive distribution of their vested accounts generally upon a termination of employment (including by reason of disability or death). However, participants may elect to receive all or a portion of their accounts on a specified date or dates. Distributions generally will be made in a lump sum. Employees’ voluntary contributions to this plan are tax deferred, but are subject to the claims of the general creditors of the Company.

The table below shows the present value of accumulated benefits payable to each of the NEOs as of December 31, 2016, including the number of years of service credited to each such NEO. Under the Company’s SERP, the present value is determined by using discount rate and mortality rate assumptions consistent with those described in the SERP plan document.

This plan is a non-contributory non-qualified defined benefit plan that provides for the payment of benefits from the general funds of the Company. The plan generally provides that, when a participant retires after his or her normal retirement age (age 65), he or she will be entitled to receive a single lump-sum payment based on the actuarially-determined monthly income payment based on a monthly calculation of (i) the participant’s Annual Retirement Benefit, reduced by (ii) the participant’s monthly amount of Social Security old age and survivor disability insurance benefits payable to the participant commencing at his or her unreduced Social Security retirement age. For this purpose, the “Annual Retirement Benefit” means an amount equal to the sum of the participant’s compensation for the highest three (3) years out of the last five (5) full years of service preceding the participant’s termination of employment, divided by three (3), then multiplied by the lesser of (i) 60% or a (ii) percentage equal to 2% multiplied by the participant’s years of service.

Name	Plan Name	Number of Years of Credited Service (#) (1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Thomas D. Miller	SERP	9.42	2,784,595	-
Michael J. Culotta	SERP	0.67	-	-
Martin D. Smith	SERP	8.00	1,434,271	-
James M. Hayes	SERP	0.67	-	-
Shaheed Koury, M.D.	SERP	0.67	-	-

(1)	The Named Executive Officers participating in the SERP receive one year and one month of credited service for each year and one month of actual service.

Non-qualified Deferred Compensation

The following table shows the contributions, earnings and account balances for the NEOs in the Deferred Compensation Plan. Participation in this plan is limited to a selected group of management or highly compensated employees of the Company. The participants may select their investment funds in the plan in which their accounts are deemed to be invested.

Distributions from the plan are in a lump sum payment as soon as administratively feasible, but no later than 60 days following the date on which the participant is entitled to receive the distribution. The election for the deferral may not be made less than 12 months prior to the date of the first scheduled payment. An election relating to the form of payment may be made as permitted under Section 409A of the IRC.

Name	Executive Contributions in Last FY ($) (1)	Aggregate Earnings (Losses) in Last FY ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (3) (4)

Thomas D. Miller	13,613	97,014	-	1,533,378
Michael J. Culotta	55,464	15,313	(31,195)	135,169
Martin D. Smith	-	2,315	-	41,755
James M. Hayes	-	2,797	-	29,480
Shaheed Koury, M.D.	61,988	8,667	-	109,170

(1)	Contributions from 2016 salary. These amounts are also included as compensation in the Summary Compensation Table.
(2)	Investment earnings (losses) for 2016.
(3)	Plan Balance as of December 31, 2016. The following amounts were previously reported as compensation in QHC’s Summary Compensation Table for previous years: Mr. Miller, $770,819 and Mr. Culotta, $98,689.
(4)	The year-end balance for Mr. Miller included balances in the CHS/Community Health Systems, Inc. Deferred Compensation Plan of $1,355,701 and a balance from the CHS NQDCP (the former Triad Hospitals, Inc. Non-qualified deferred compensation plan) of $177,677. The year-end balance for Mr. Smith is the balance in the CHS NQDCP. The year-end balances for Mr. Culotta, Mr. Hayes and Dr. Koury are the balances in the CHS/Community Health Systems, Inc. Deferred Compensation Plan. Subsequent to year end, the balances for all NEOs were rolled over into the QHCCS Deferred Compensation Plan.

Potential Payments upon Termination or Change in Control

The table below sets forth potential payments and/or benefits that would be provided to our NEOs upon termination of employment or a change in control. These amounts are the incremental or enhanced amounts that an NEO would receive that are in excess of those benefits that the Company would generally provide to other employees under the same circumstances. These amounts are estimates only and are based on the assumption that the terminating event or a change in control, as applicable, occurred on December 31, 2016. The closing price of the Company’s common stock was $7.27 on December 30, 2016.

Named Executive Officer	Cash Severance ($)	Acceleration of Options ($)	Acceleration of Restricted Stock ($)	Retirement Benefit - SERP ($)	Health and Welfare Benefits ($)	Outplacement Counseling and Related Benefits ($)	Excise Tax Gross Up ($)	Total ($)

Thomas D. Miller
Voluntary termination	-	-	-	-	-	-	-	-
Involuntary Termination	-	-	-	3,769,274	-	-	-	3,769,274
Change in Control of QHC	4,950,000	-	2,071,942	5,862,704	31,450	25,000	-	12,941,096
Michael J. Culotta
Voluntary termination	-	-	-	-	-	-	-	-
Involuntary Termination	-	-	-	-	-	-	-	-
Change in Control of QHC	-	-	587,053	-	-	-	-	587,053
Martin D. Smith
Voluntary termination	-	-	-	-	-	-	-	-
Involuntary Termination	-	-	-	-	-	-	-	-
Change in Control of QHC	3,786,084	-	617,992	5,632,993	56,537	25,000	4,135,311	14,253,867
James M. Hayes
Voluntary termination	-	-	-	-	-	-	-	-
Involuntary Termination	-	-	-	-	-	-	-	-
Change in Control of QHC	-	-	298,070	-	-	-	-	298,070
Shaheed Koury, M.D.
Voluntary termination	-	-	-	-	-	-	-	-
Involuntary Termination	-	-	-	-	-	-	-	-
Change in Control of QHC	-	-	210,220	-	-	-	-	210,220

Below is a discussion of the estimated payments and/or benefits under four events:

(1)	Voluntary Termination, which includes resignation and involuntary termination for cause, including the Company’s termination of the NEO’s employment for reasons such as violation of certain Company policies or for performance related issues, but does not include retirement.

(2)	Retirement, as defined in the various plans and agreements.

(3)	Involuntary Termination, which includes a termination other than for cause, but does not include a termination related to a change in control of the Company.

(4)	Change in Control of the Company, as defined in the CIC Agreements (for those executives with such agreements) previously described in the “Employment Contracts; Change in Control Severance Agreements” section of the Compensation Discussion and Analysis section.

Severance Benefits

The hypothetical benefit to be received by any executive of the Company for a particular event should not be combined with any other event, as an NEO could be compensated, if at all, for only one event.

Voluntary Termination. No severance amounts are payable in the event of voluntary termination or an involuntary termination for cause.

Retirement. No severance amounts are payable upon retirement.

Involuntary Termination. No severance amounts are payable in the event of an involuntary termination.

Change in Control of QHC. Pursuant to the CIC Agreements with Messrs. Miller and Smith, in the event of both a change in control of the Company and certain qualifying terminations of employment, the Covered Executives would receive three (3) times the sum of the base salary and the greater of (A) the highest incentive bonus earned during any of the three (3) fiscal years prior to the fiscal year in which the Covered Executive’s termination of employment occurs or, if greater, the three (3) fiscal years prior to the fiscal year in which a change in control occurs or (B) the target incentive bonus for the fiscal year in which the Covered Executive’s termination of employment occurs, assuming all performance objectives were met in full.

Equity-Incentive Plan Awards

Each NEO has outstanding long-term incentive awards granted under the Company’s equity-based plans. See the Grants of Plan-Based Awards and the Outstanding Equity Awards at Fiscal Year-End Tables above. In certain termination events or upon a change in control where outstanding awards are not assumed by the successor corporation or replaced with awards with a vesting schedule and performance objectives that are equally or more favorable than existing terms, there would be an acceleration of the vesting schedule of restricted stock.

Voluntary Termination. If an NEO voluntarily terminates his employment, or the Company terminates his employment for cause, his unvested restricted stock and unvested performance-based restricted stock will be forfeited.

Retirement. Upon retirement, unvested restricted stock and unvested performance-based restricted stock will be forfeited.

Involuntary Termination. With respect to restricted stock and performance-based restricted stock, if an NEO’s employment is terminated as a result of his death or disability, all unvested restricted stock will fully vest. Additionally, if an NEO is terminated by the Company for any reason other than for cause, the restrictions on his unvested restricted stock will lapse on the later of (i) the first anniversary of the date of grant or (ii) the date of termination of employment. With respect to performance-based restricted stock, if an NEO is terminated by the Company for any reason other than for cause, then the restricted period will not end and the award will continue until such time as the Compensation Committee certifies the extent to which the performance objectives have been attained, and if attained, the restricted period as to the award will lapse. If the performance objectives are not attained, the award will lapse in its entirety. The value of unvested restricted stock that would become fully vested for each of the NEOs is presented in the above table.

Change in Control of the Company. The value of unvested restricted stock that would become fully vested for each of the Covered Executives is presented in the above table (such acceleration would occur irrespective of whether there is any employment termination in connection therewith).

Other Benefits

In the event of both a change in control of the Company and the occurrence of certain qualifying terminations of employment, the Company provides the continuation of certain health and welfare benefits with values based on the current employer contributions each Covered Executive would have been entitled to receive as prior to the change in control for a term of 36 months. Also, in the event of a change in control, the Company provides reimbursement of up to $25,000 for outplacement counseling and related benefits to each of the Covered Executives.

Excise Tax Gross-Up

In the event of a hypothetical change in control of the Company, the value of the “gross-up” payments to offset any excise tax imposed by Section 4999 of the IRC for each of Messrs. Miller and Smith is presented in the above table. The “gross up” provision is contained in the CIC Agreements, as assumed by us from CHS in connection with the Spin-off. We assumed no other CIC Agreements from CHS, and no employment agreements entered into by us since the Spin-off contain any tax “gross-up” provisions.

COMPENSATION COMMITTEE REPORT

The information contained in this Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management and, based on such reviews and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

R. Lawrence Van Horn, Ph.D., Chair

James T. Breedlove

William M. Gracey

Joseph A. Hastings, D.M.D.

PROPOSAL 4 — APPROVAL OF THE QUORUM HEALTH CORPORATION 2016 EMPLOYEE PERFORMANCE INCENTIVE PLAN

Prior to the Spin-off, on April 1, 2016, the Quorum Health Corporation 2016 Employee Performance Incentive Plan (the “Performance Incentive Plan”) was approved by the pre-Spin-off Board of Directors and by our pre-Spin-off sole stockholder. The Performance Incentive Plan is being presented for stockholder approval as part of this proxy statement to enable certain incentive compensation under the plan to qualify as tax-deductible “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m). The Board proposes that the stockholders approve the Performance Incentive Plan to satisfy the stockholder approval requirements of Section 162(m) of the IRC and the material terms of the performance goals for awards that may be granted under such plan as required under Section 162(m) of the IRC, in order to satisfy the shareholder approval requirements of Section 162(m) of the IRC.

The Performance Incentive Plan provides for annual incentive payments to participating employees of the Company based upon the Company’s performance. A central element of the Company’s pay-for-performance philosophy has been to link a significant portion of annual cash compensation to the attainment of the Company’s annual financial objectives. This Performance Incentive Plan is intended to continue this direct linkage between Company performance and compensation.

The Board believes that the Performance Incentive Plan is necessary to continue the Company’s effectiveness in attracting, motivating and retaining officers, employees, directors and consultants with appropriate experience, to increase the grantees’ alignment of interest with the stockholders, and to ensure the Company’s compliance with the requirements of Section 162(m) of the IRC.

The following is a summary of the material terms of the Performance Incentive Plan. The summary is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Annex A.

Background

The Performance Incentive Plan is intended to comply with the terms of the “qualified performance-based compensation” exclusion in Section 162(m) of the IRC (as described below) with respect to the Company’s Chief Executive Officer and each of the three other most highly compensated executive officers who are employed by the Company on the last day of the taxable year (other than the Chief Financial Officer) (“covered employees”) whose compensation in a given year may be subject to non-deductibility.

Section 162(m) of the IRC generally disallows a federal income tax deduction to a publicly held corporation for compensation paid in excess of $1 million in any taxable year to the covered employees. However, Section 162(m) of the IRC provides that compensation constituting “qualified performance-based compensation” is not taken into account in determining whether the $1 million threshold is exceeded.

The Company intends to structure awards under the Performance Incentive Plan to allow compensation paid under the plan to our covered employees to constitute “qualified performance-based compensation” eligible for deductibility for tax purposes. To allow the Company to qualify for such deduction, the Company is seeking approval of the material terms of the Performance Incentive Plan.

The Performance Incentive Plan allows for individual awards that may not exceed $10 million in any one-year period. Payments under the plan are made in cash.

Eligible Employees

Any employee of the Company is eligible to receive an award under the Performance Incentive Plan. Generally, all of our executive officers participate in the Performance Incentive Plan, and many of our other employees are selected from time-to-time to participate in the Performance Incentive Plan.

Plan Administration

The Performance Incentive Plan will generally be administered under the supervision of the Board, the Chief Executive Officer and the Chief Financial Officer of the Company, except as otherwise noted herein. With regard to covered employees, the Compensation Committee of the Board will administer the Performance Incentive Plan. The Compensation Committee will at all times be composed entirely of non-employee directors who meet the criteria of “outside director” under Section 162(m) of the IRC. As applicable, the Chief Executive Officer and the Chief Financial Officer or the Compensation Committee will select the employees who will receive awards under the Performance Incentive Plan, the target awards, maximum pay-out level, the performance goals and whether the award will be a deferred award payable on a fixed date or on a payment schedule determined on the date of grant.

Performance Criteria

Section 162(m) of the IRC requires that performance awards be based upon objective performance measures. For covered employees, the performance criteria will be performance goals under one or more of the following objective financial or qualitative performance criteria: earnings per share (EPS); continuing operations earnings per share; operating income; gross income; net income (before or after taxes); cash flows from operating activities; gross profit; gross profit return on investment; gross margin return on investment; gross margin; operating margin; working capital; earnings before interest and taxes; EBITDA, adjusted EBITDA, and EBITDA-based goals, including (without limitation) EBITDA target, divisional hospital EBITDA, adjusted or modified EBITDA, EBITDA margin, and EBITDA margin improvement; return on equity; return on assets; return on capital; return on invested capital; net revenues; divisional hospital revenue; gross revenues; revenue growth; annual recurring revenues; recurring revenues; service revenues; license revenues; cash receipts targets; sales or market share; total shareholder return; total shareholder return percentile rank target; non-self pay admissions growth; division hospital non-self pay admissions growth; economic value added; specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Compensation Committee in its sole discretion; bad debt expense; uncompensated care expense; the fair market value or trading price of a share of stock; valuation or trading prices of other securities issued by the Company or its subsidiaries; days net revenue in net patient accounts receivable; the growth in the value of an investment in the stock assuming the reinvestment of dividends; reduction in operating expenses; physician and mid-level provider recruitment; capital expenditures; capital expenditures within the established capital budget; overall clinical compliance; clinic operating results; physician practice (clinic) operations improvement; meaningful use reimbursement; peer group performance in volume, revenue, earnings growth, and stock price appreciation; key operating statistics; case resource management program; productivity management; quality indicators/clinical compliance; patient safety; operating expenses per equivalent patient day (where operating expenses are all income statement expenses excluding rent, depreciation, amortization, management fee expense and interest expense and equivalent patient days is a method of adjusting the number of patient days to compensate for outpatient service rendered); performance improvements; adjusted admissions growth; exceeding industry performance; compliance with or attainment of payor objectives to improve quality and reduce cost, including readmission reductions and value-based purchasing, reporting, measurement and improvement; and/or other objective or (other than a Covered Employee) subjective criteria that recognize accomplishments of a participant during the year (with focus on quality, service, regulatory compliance, and accomplishment of specific unique projects, among other items). Performance criteria may relate to the Company as a whole or any business unit and may be based on upon individual participant performance goals. Performance goals may be set at a specific level or may be expressed as relative to the comparable measures for prior periods or relative to the performance of one or more other entities or external indices. The Compensation Committee may not increase the award payable to any covered employee above the maximum amount determined by the applicable performance measure. However, the Compensation Committee may, in its discretion, reduce the portion of an award that is based on any of the qualitative-based performance criteria described above. The Compensation Committee may, without adversely affecting the treatment of an award as “qualified performance-based compensation”, provide for the manner in which the performance will be measured or may adjust the performance objectives to reflect the impact of change in the Company’s stock, specified corporate transactions, special charges, changes in tax or accounting laws, change in government reimbursement policies and other extraordinary or nonrecurring events.

Payment of Awards

The Compensation Committee will certify the attainment of performance goals before payment of any awards or deferred bonus awards to covered employees. Awards (other than deferred bonus awards) are payable no later than two and one-half (2 1⁄2 ) months following the end of the fiscal year for which such award is earned. Certification of the attainment of deferred bonus awards will also be determined following the end of the fiscal year for which such deferred bonus award is earned, but will be payable beyond the two and one-half (2 1⁄2) month deadline for payment of other awards, provided that such later payment date or payment dates is established in accordance with the requirements of Section 409A, including the requirement that any election to defer receipt of any such deferred bonus award be made by the participant prior to the year in which the award is earned. Generally, no award will be paid to a participant who is not employed by the Company on the date that his or her award payment is due under the Performance Incentive Plan. However, if a participant’s employment is terminated by death, disability, by the Company without cause or by the participant for good reason for those participants who are a party to a change in control agreement, the participant will be eligible to receive a pro-rata award based on the actual level of achievement attained during the fiscal year and the number of days employed during his or her participation period. If such termination occurs after the end of the applicable fiscal year, the participant will be entitled to receive the entire earned award.

Term; Termination and Amendment of the Performance Incentive Plan

The Performance Incentive Plan will be effective for all fiscal years beginning with 2016, subject to the approval of the Company’s stockholders at the Meeting. The Performance Incentive Plan may be amended or terminated by the Board at any time. However, no amendment may increase the maximum payment which may be made to any covered employee in any fiscal year above the award limit outlined above. Generally, no amendment of the Performance Incentive Plan will impair or adversely alter any awards theretofore granted under the plan, except with the consent of the affected participant.

New Plan Benefits

The terms and number of options or other awards to be granted in the future under the Performance Incentive Plan are to be determined at the discretion of the Compensation Committee and depend upon certain unknown factors, including the extent to which the financial targets for any performance period are achieved. Except as otherwise noted herein, we cannot determine or predict the value, number or type of awards to be granted pursuant to the Performance Incentive Plan.

Required Vote

Approval of the Performance Incentive Plan requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to be voted on the proposal at the Meeting. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE QUORUM HEALTH CORPORATION 2016 EMPLOYEE PERFORMANCE INCENTIVE PLAN.

PROPOSAL 5 — APPROVAL OF THE QUORUM HEALTH CORPORATION

2016 STOCK AWARD PLAN

Prior to the Spin-off, on April 1, 2016, the Quorum Health Corporation 2016 Stock Award Plan (the “Stock Award Plan”) was approved by the pre-Spin-off Board of Directors and by our pre-Spin-off sole stockholder. The Stock Award Plan is being presented for stockholder approval as part of this proxy statement to enable certain incentive compensation under the plan to qualify as tax-deductible “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m). The Board proposes that the stockholders approve the Stock Award Plan to satisfy the stockholder approval requirements of Section 162(m) of the IRC and the material terms of the performance goals for awards that may be granted under such plan as required under Section 162(m) of the IRC, in order to satisfy the shareholder approval requirements of Section 162(m) of the IRC.

A maximum of 4,700,000 shares of our Common Stock are available for issuance under the Stock Award Plan, less any shares subject to options or awards granted since the Spin-off. The Stock Award Plan provides that in the event any awards are made in the form of “full-value awards” (including restricted stock, restricted stock units, performance-based shares or units, and other share awards), such awards will reduce the number of shares available under the plan by 1.5 shares for each share awarded.

In addition, the Stock Award Plan provides that awards under the plan will be subject to recoupment to the extent set forth in any award agreement, and also makes clear that such awards will be subject to recoupment to the extent provided in the Company’s Clawback Policy, or any other clawback policy (or amended version of the Company’s Clawback Policy) adopted to comply with the final SEC clawback rules adopted pursuant to Dodd-Frank Act once such final rules are adopted, and will also be subject to recoupment to the extent required under applicable laws which impose mandatory recoupment, including the Sarbanes-Oxley Act.

The Board believes that the Stock Award Plan is necessary to continue the Company’s effectiveness in attracting, motivating and retaining officers, employees, directors and consultants with appropriate experience, to increase the grantees’ alignment of interest with the stockholders and to ensure the Company’s continued compliance with the requirements of Section 162(m) of the IRC.

The Stock Award Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the IRC and for the grant of stock options which do not so qualify, stock appreciation rights, restricted stock, restricted stock units, performance-based share or units, and other share awards.

The following is a summary of the significant terms of the Stock Award Plan. The summary is qualified in its entirety by reference to the full text of the Stock Award Plan, a copy of which is attached to this Proxy Statement as Annex B.

Purpose

The purpose of the Stock Award Plan is to strengthen the Company and its subsidiaries by providing a retention tool and an incentive to employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s and its subsidiaries’ business enterprises.

Administration

The Stock Award Plan is administered by the Compensation Committee. The Compensation Committee has the authority under the Stock Award Plan, among other things, to select the individuals to whom awards will be granted, to determine the type, size, purchase price and other terms and conditions of awards, to construe and interpret the plan and any awards granted under the plan, accelerate the exercisability or vesting of awards, extend the term or waive early termination provisions of awards, and waive the Company’s rights with respect to awards or restrictive conditions of awards. Furthermore, with respect to options and awards that are not intended to qualify as performance-based compensation under Section 162(m) of the IRC, the Compensation Committee may generally delegate to one or more officers of the Company the authority to grant options or awards and/or to determine the number of shares subject to each such option or award. All decisions and determinations by the Compensation Committee in the exercise of its power are final, binding and conclusive.

Eligible Individuals

Generally, officers, employees, directors and consultants of the Company or any of our subsidiaries are eligible to participate in the Stock Award Plan. Awards are made to eligible individuals at the discretion of the Compensation Committee and therefore, we cannot determine who will receive a future grant at this time.

Shares Subject to Stock Award Plan

A maximum of 4,700,000 shares of our Common Stock are available for issuance under the Stock Award Plan, less any shares subject to options or awards granted since the Spin-off. The Board and stockholders prior to the Spin-off approved the plan as of April 1, 2016.

The Stock Award Plan provides that in no event will an eligible individual in any calendar year receive a grant of options or awards that is in the aggregate in respect of more than 1,000,000 shares, or in case of a non-employee member of our Board, more than 100,000 shares. The Stock Award Plan also provides that, in no event will any member of our Board who is not also an employee of the Company or a subsidiary of the Company, receive a grant of options or awards with an aggregate grant date fair value in excess of $1,000,000 in any calendar year. In addition, no more than 100,000 shares may be issued in any calendar year upon the exercise of incentive stock options under the Stock Award Plan. In the event any awards are made in the form of “full-value awards” (including restricted stock, restricted stock units, performance-based shares or units, and other share awards), such awards will reduce the number of shares available under the Stock Award Plan by 1.5 shares for each share awarded.

Shares subject to awards that expire, are canceled, are settled for cash, are forfeited, or otherwise terminate for any reason without having been exercised or without payment having been made in respect of the award (or portion thereof) will again be available for issuance under the Stock Award Plan; with regard to shares that are subject to awards of restricted stock, restricted stock units, performance-based shares or units, and other awards that are granted as “full-value awards,” for each share that is cancelled, forfeited, settled in cash or otherwise terminated, 1.5 shares may again be the subject of options or awards under the plan. In the event of any increase or reduction in the number of shares, or any change (including a change in value) in the shares or an exchange of shares for a different number or kind of shares of the Company or another corporation by reason of, among other things, a recapitalization, merger, reorganization, spin-off, split-up, stock dividend or stock split, the Compensation Committee will appropriately adjust the maximum number and class of Common Stock issuable under the plan, the number of shares of Common Stock or other securities which are subject to outstanding awards, and/or the exercise price applicable to any of such outstanding awards. Notwithstanding the foregoing, the following events shall not result in any shares again becoming available for issuance of awards: (1) withholding of shares to pay taxes on any award, (2) the excess of the number of shares subject to any stock-settled stock appreciation rights over the number of shares actually issued in settlement thereof, (3) tendering of shares to pay for option exercise prices or withholding taxes (i.e., net settlement of shares), and (4) the purchase of shares on the open market as a result of option exercises.

Unless otherwise determined by the Compensation Committee, in no event shall an option or award to a participant other than a non-employee director not subject to performance-based conditions have a vesting schedule resulting in such option or award vesting in full prior to the third anniversary of the grant date. For purposes of clarity, this restriction will not prohibit any option or award from having partial vesting dates prior to the third anniversary of the grant date in accordance with a proportionate vesting schedule determined at the discretion of the Compensation Committee, so long as such option or award does not vest in full prior to the third anniversary of the grant date

Types of Awards Available

Stock Options

The Compensation Committee may grant both non-qualified stock options and incentive stock options within the meaning of Section 422 of the IRC, the terms and conditions of which will be set forth in an option agreement; provided, however, that incentive stock options may only be granted to eligible individuals who are employees of the Company or its subsidiaries. The Compensation Committee has complete discretion in determining the number of shares that are to be subject to options granted under the Stock Award Plan and whether any such options are to be incentive stock options or non-qualified stock options.

The exercise price of any option granted under the Stock Award Plan will be determined by the Compensation Committee. However, the exercise price of any option granted under the Stock Award Plan may not be less than the fair market value of a share of our Common Stock on the date of grant. The fair market value of a share of our Common Stock means generally the closing price of a share of such Common Stock as reported by the NYSE on the relevant date, or if no sale of the security is reported for that date, the next preceding day for which there is a reported sale.

The duration of any option granted under the Stock Award Plan will be determined by the Compensation Committee. Generally, however, no option may be exercised more than ten (10) years from the date of grant.

The Compensation Committee also has the discretion to determine the vesting schedule of any options granted under the Stock Award Plan and may accelerate the exercisability of any option (or portion of any option) at any time.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights either alone or in conjunction with a grant of an option. In conjunction with an option, a stock appreciation right may be granted either at the time of grant of the option or at any time thereafter during the term of the option, and will generally cover the same shares covered by the option and be subject to the same terms and conditions as the related option. In addition, a stock appreciation right granted in conjunction with an option may be exercised at such time and only to the extent that the related option is exercisable and will have a grant price equal to the exercise price of the related option. Any exercise of stock appreciation rights will result in a corresponding reduction in the number of shares available under the related option. In the event that the related option is exercised instead, a corresponding reduction in the number of shares available under the stock appreciation right will occur.

Upon exercise of a stock appreciation right which was granted in connection with an option, a grantee will generally receive a payment equal to the excess of the fair market value of a share of our Common Stock on the date of the exercise of the right over the grant price of the stock appreciation right, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

A stock appreciation right may be granted at any time and, if independent of an option, may be exercised upon such terms and conditions as the Compensation Committee, in its sole discretion, imposes on the stock appreciation right. However, the stock appreciation right may, generally, not have a duration that exceeds ten (10) years. The Compensation Committee is required to set the value of a stock appreciation right granted independent of an option on the grant date, and such value may not be lower than the fair market value of a share of our Common Stock on the grant date.

Upon exercise of a stock appreciation right which was granted independently of an option, a grantee will generally receive a payment equal to the excess of the fair market value of a share of our Common Stock on the date of exercise of the right over the fair market value of our Common Stock on the date of grant, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

Notwithstanding the foregoing, the Compensation Committee may limit the amount payable with respect to a grantee’s stock appreciation right (whether granted in conjunction with an option or not), by including such limit in the agreement evidencing the grant of the stock appreciation right at the time of grant. The Compensation Committee has the discretion to dictate the disposition of any stock appreciation right (to be set forth in the agreement).

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units may be awarded under the Stock Award Plan, which will be evidenced by a restricted stock or restricted stock unit agreement, as applicable, containing such restrictions, terms and conditions as the Compensation Committee may, in its discretion, determine.

Shares of restricted stock will be issued in the grantee’s name (or in book entry form) as soon as reasonably practicable after the award is made and after the grantee executes the restricted stock agreement, appropriate blank stock powers and any other agreements or documents which the Compensation Committee requires that the grantee execute as a condition to the issuance of such shares. Generally, restricted shares issued under the Stock Award Plan will be deposited together with the stock powers with an escrow agent (which may be us) designated by the Compensation Committee, and upon delivery of the shares to the escrow agent (or appropriate book entry), the grantee will have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. The Compensation Committee may also grant restricted stock units, each of which represents a right to one hypothetical share of our Common Stock.

Restrictions on shares and units awarded under the Stock Award Plan will lapse at such time and on such terms and conditions as the Compensation Committee may determine (which may include the occurrence of a change in control of the Company), which restrictions will be set forth in the restricted stock award agreement. The Compensation Committee may impose restrictions on any of the shares of restricted stock that are in addition to the restrictions under applicable federal or state securities laws, and may place a legend on the certificates representing such shares to give appropriate notice of any restrictions.

Upon the lapse of the restrictions on restricted shares or units, the Compensation Committee will cause a stock certificate to be delivered to the grantee with respect to such shares (or in other acceptable form, such as electronic), free of all restrictions under the Stock Award Plan, and, in the case of restricted stock units, such restricted stock units may also be settled in cash at the discretion of the Compensation Committee.

Performance Units and Performance Shares

The Compensation Committee may grant performance units and performance shares subject to the terms and conditions determined by the Compensation Committee in its discretion and set forth in the agreement evidencing the grant.

Performance units represent, upon attaining certain performance goals, a grantee’s right to receive a payment generally equal to (i) the fair market value of a share of our Common Stock determined on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the Compensation Committee, (ii) in the case of dollar-denominated performance units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in (i) or (ii) above depending on the level of the performance goal attained. Each agreement evidencing a grant of a performance unit will specify the number of performance units to which it relates, the performance goals which must be satisfied in order for performance units to vest and the performance cycle within which such performance goals must be satisfied.

The Compensation Committee must establish the performance goals to be attained in respect of the performance units, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Compensation Committee deems appropriate. Payment in respect of vested performance units will generally be made as soon as practicable after the last day of the performance cycle to which the award relates.

Payments may be made entirely in shares of our Common Stock valued at fair market value, entirely in cash, or in such combination of shares and cash as the Compensation Committee may determine in its discretion. If the Compensation Committee, in its discretion, determines to make the payment entirely or partially in restricted shares, the Compensation Committee must determine the extent to which such payment will be in restricted shares and the terms of such shares at the time the performance unit award is granted.

Performance shares are subject to the same terms as described with respect to restricted stock (described above), except that the Compensation Committee will establish the performance goals to be attained in respect of the performance shares, the various percentages of performance shares to be paid out upon attainment, in whole or in part, of the performance goals and such other performance share terms, conditions and restrictions as the Compensation Committee deems appropriate.

Performance objectives established by the Compensation Committee for performance unit or performance share awards may be expressed in terms of (i) earnings per share, (ii) net revenue, (iii) adjusted EBITDA, (iv) share price, (v) pre-tax profits, (vi) net earnings, (vii) return on equity or assets, (viii) operating income, (ix) EBITDA margin, (x) EBITDA margin improvement, (xi) bad debt expense, (xii) cash receipts, (xiii) uncompensated care expense, (xiv) days in net revenue in net patient accounts receivable, (xv) gross income, (xvi) net income (before or after taxes), (xvii) cash flow, (xviii) gross profit, (xix) gross profit return on investment, (xx) gross margin return on investment, (xxi) gross margin, (xxii) operating margin, (xxiii) working capital, (xxiv) earnings before interest and taxes, (xxv) return on capital, (xxvi) return on invested capital, (xxvii) revenue growth, (xxviii) annual recurring revenues, (xxix) recurring revenues, (xxx) total shareholder return, (xxxi) economic value added, (xxxii) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion, (xxxiii) reduction in operating expenses or (xxxiv) any combination of the foregoing. Performance objectives may be in respect of the performance of the Company or any of our subsidiaries or divisions or any combination thereof. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Compensation Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary, unusual or nonrecurring events.

Other Share-Based Awards

The Compensation Committee may also grant any other share-based award on such terms and conditions as the Compensation Committee may determine in its sole discretion. The Compensation Committee may award shares to participants as additional compensation for service to the Company or any of its subsidiaries or in lieu of cash or other compensation to which participants have become entitled.

No Repricing of Options or Stock Appreciation Rights

Except in connection with corporate transactions involving the Company (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), neither the Board nor the Committee shall have the power to (i) lower the option price of an option after it is granted, (ii) lower the grant price of a stock appreciation right after it is granted, (iii) cancel an option when the exercise price thereof exceeds the fair market value of the underlying shares in exchange for cash or another award or grant substitute options with a lower exercise price than the cancelled options, (iv) cancel a stock appreciation right when the grant price exceeds the fair market value of the underlying shares in exchange for cash or another award, or grant substitute stock appreciation rights with a lower grant price than the cancelled award, or (v) take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Company’s Common Stock is traded, in each case without the approval of the Company’s stockholders.

Transferability of Awards

Awards, if any, are generally not transferable except by will or under the laws of descent and distribution, and all rights with respect to such awards are generally exercisable only by the grantee during his or her lifetime, except that the Compensation Committee may provide that, in respect of any non-qualified stock option granted to a grantee, the option may be transferred to his or her spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. In addition, the Compensation Committee may permit a non-qualified stock option or stock appreciation right to be transferred to trusts solely for the benefit of the grantee’s family members, to entities described in Section 501(c)(3) of the IRC, and to partnerships in which the family members, trusts and/or such exempt entities are the only partners.

A non-qualified stock option or a stock appreciation right may also be transferred pursuant to a domestic relations order. A stock appreciation right granted in conjunction with an option will not be transferable except to the extent that the related option is transferable.

Restricted stock units and performance units, if any, are generally not transferable until all restrictions upon such restricted stock units or performance units, as applicable, have lapsed.

Certain Transactions

In the event of liquidation, dissolution, merger or consolidation of the Company, the Stock Award Plan and the awards issued under the plan will continue in accordance with the respective terms and any terms set forth in an agreement evidencing the award. Notwithstanding the foregoing, following any such transaction, awards will be treated as provided in the agreement entered into in connection with the transaction. If not so provided in that agreement, following any such transaction, the grantee will be entitled to receive in respect of each share of our Common Stock subject to his or her award, upon the exercise of any such option or stock appreciation right or upon the payment or transfer related to any such award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock of the Company was entitled to receive in the transaction in respect of such share. The stock, securities, cash, property, or other consideration will remain subject to all of the conditions, restrictions and performance criteria which were applicable to the award prior to the transaction.

Change in Control

The Stock Award Plan provides that, notwithstanding any other provision in the plan to the contrary, in the event of a change in control of the Company, unvested awards will not automatically accelerate and will be treated as follows: (a) if the successor company assumes, continues, or replaces the unvested awards (upon equivalent or more favorable terms), then the unvested awards will not accelerate and will continue; and (b) if the awards are not assumed, continued, or replaced, then they will immediately, upon the consummation of the change in control, accelerate and the excess value thereof will be paid in any combination of cash and/or property as determined by the Board in its sole discretion. In the event a participant’s employment is terminated by the employer (except for

Cause) or by the participant for Good Reason, within two years of the consummation of the change in control, then the unvested awards that were continued pursuant to clause (a) above shall immediately accelerate.

Amendment or Termination

The Stock Award Plan will terminate on March 31, 2026, which is the day preceding the tenth anniversary of the Board’s most recent approval of the plan, and no award may be granted after such date. In addition, our Board may sooner terminate the Stock Award Plan and may amend, modify or suspend the plan at any time or from time to time. However, no amendment, suspension or termination may impair or adversely alter the rights of a grantee with respect to awards granted prior to such action, or deprive a grantee of any shares which may have been acquired under the Stock Award Plan, unless his or her written consent is obtained. To the extent necessary under any applicable law, regulation or exchange requirement with which the Compensation Committee determines it is necessary or desirable for the Company to comply, no amendment will be effective unless approved by our stockholders in accordance with such applicable law, regulation or exchange requirement. In addition, no option or stock appreciation right will be repriced without stockholder approval.

No modification of an agreement evidencing an award may adversely alter or impair any rights or obligations under the award unless the consent of the grantee is obtained.

No Additional Rights

An optionee does not have any rights as a stockholder of the Company with respect to any shares of our Common Stock issuable upon exercise of an option generally until the Company issues and delivers shares (whether or not certificated) to the optionee, a securities broker acting on behalf of the optionee or other nominee of the optionee.

Certain Federal Income Tax Consequences

The following is a brief summary of certain federal income tax aspects of awards under the Stock Award Plan based upon the United States federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend upon his or her particular circumstances and other factors. Participants may also be subject to certain United States state and local taxes and foreign taxes, which are not described herein. Stock Award Plan participants are encouraged to consult their own tax advisors with respect to any state tax considerations or particular federal tax implications of awards granted under the plan.

Stock Options

The grant of a stock option with an exercise price equal to the fair market value of the common stock on the date of grant is generally not a taxable event to the participant or the Company. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income to the extent that the fair market value of the common stock acquired pursuant to the exercise of the stock option, as of the exercise date, is greater than the exercise price of the stock option. Any income recognized by the participant as a result of the exercise of a nonqualified stock option will be compensation income and will be subject to income and employment tax withholding at the time the common stock is acquired. Subject to certain limitations, the Company generally is entitled to a deduction in an amount equal to the compensation income recognized by the participant.

Sale of Common Stock Acquired Upon Exercise of a Stock Option

The sale or other taxable disposition of common stock acquired upon the exercise of a stock option will be a taxable event to the participant. In general, the participant selling such common stock will recognize gain or loss equal to the difference between the amount realized by such participant upon such sale or disposition and the participant’s adjusted tax basis in such common stock. A participant’s adjusted tax basis in common stock purchased upon exercise of a stock option will generally be the amount paid for such shares plus the amount, if any, of ordinary income recognized on purchase. If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, a portion of the participant’s gain will be characterized as ordinary income in an amount equal to the difference between (i) the fair market value of the common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. The Company will generally be entitled to a deduction of the same amount. Except as described above for common stock acquired by exercise of an incentive stock option for which the required holding periods have not been met, any gain or loss resulting from a sale or disposition of common stock obtained by the participant, either purchased or through the exercise of an option, generally will be taxed as capital gain or loss if such common stock was a capital asset in the hands of the participant. This gain or loss will be taxed as long-term capital gain or loss if at the time of any such sale or disposition the participant has held such common stock for more than one year. The time that such participant holds a stock option (rather than the common stock attributable to such stock option) is not taken into account for purposes of determining whether the participant has held such common stock for more than one year. In addition, there are limits on the deductibility of capital losses by the participant.

Stock Appreciation Rights

The grant of a stock appreciation right with an exercise price at least equal to the fair market value of the common stock on the date of grant is generally not a taxable event to the participant or the Company. The exercise of a stock appreciation right will result in the participant recognizing ordinary income on the value of the stock appreciation right at the time of exercise. The Company generally will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a stock appreciation right. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a stock appreciation right award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the stock appreciation right is exercised.

Other Stock-Based Awards

A participant who is granted any other stock-based award that is not subject to any vesting or forfeiture restrictions, will generally recognize, in the year of grant (or, if later, payment in case of restricted stock units and similar awards), ordinary income equal to the fair market value of the cash or other property received. If such other stock-based award is in the form of property that is transferred to the participant at grant but subject to restrictions, such as a restricted stock award, the participant would not recognize ordinary income until the restrictions lapse, unless the participant makes a Section 83(b) Election (as discussed below). If such other stock-based award is in the form of a restricted stock unit or similar award that does not provide for the delivery of shares or cash until a vesting condition has been satisfied or some later date, the participant would not generally recognize ordinary income until the date the vesting condition is satisfied and the shares or cash have been delivered to the participant. The Company is generally entitled to a deduction for the amount of ordinary income recognized by the participant with respect to the other stock-based award in the same year as the ordinary income is recognized by the participant, subject to certain limitations discussed below.

Performance-Based Awards

Payments made under performance-based awards that are in the form of units or other contractual rights to payment are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant. Participants receiving performance-based awards s in the form of restricted shares of the company’s common stock will recognize ordinary income equal to the fair market value of the shares of the company’s common stock that become free of the applicable restrictions as the performance goals are met and such shares vest, less any amount paid by the participant for the performance shares, unless the participant makes a Section 83(b) Election (discussed below) to be taxed at the time of the grant. The participant is also subject to capital gain or loss treatment on the subsequent sale of any of the company’s common stock awarded to a participant as a performance award. Unless a participant makes a Section 83(b) Election, his or her basis in the stock is its fair market value at the time the performance goals are met and the shares become vested.

Section 83(b) Considerations

Participants who acquire shares of common stock subject to a “substantial risk of forfeiture” may make an election under section 83(b) of the IRC (a “Section 83(b) Election”) with respect to such shares of common stock within thirty (30) days after the date of acquisition. If common stock acquired pursuant to an award is subject to a substantial risk of forfeiture and a participant does not make a Section 83(b) Election, such participant would be subject to tax at ordinary income rates on the excess, if any, of the fair market value of the common stock on the date or dates that the common stock becomes free of the transfer and forfeiture restrictions, over the price paid for such common stock, if any. In contrast, a participant who makes the Section 83(b) Election will be required to include in income the excess, if any, of the fair market value of the common stock acquired on the grant date over the price paid for such common stock, if any, and would not be subject to United States federal income tax upon the lapsing of any such transfer or forfeiture restrictions. Any further appreciation in the fair market value of such common stock generally will be taxed as a capital gain, rather than as ordinary income, as discussed more fully below. In addition, a participant who makes a Section 83(b) Election may choose when to recognize such capital gain, because once the Section 83(b) Election has been made, no other taxable event occurs with respect to such common stock until the disposition of such common stock.

A Section 83(b) Election may be disadvantageous, however, if the participant was required to include amounts in income as a result of making the Section 83(b) Election and the common stock subsequently decreases in value, inasmuch as any losses recognized on a subsequent disposition of such common stock would be capital losses, the deductibility of which is subject to certain limitations. Additionally, if the participant ultimately forfeits the common stock, no deduction will be available to such participant with respect to any income inclusion that resulted from the Section 83(b) Election. A Section 83(b) Election may not be available with respect to certain forms of awards, such as restricted stock units. There can be no assurances as to whether the applicable tax rates will change or whether the value of the common stock will appreciate. A participant who purchases or receives common stock subject to a substantial risk of forfeiture is urged to consult his or her personal tax advisor regarding the effects of a Section 83(b) Election.

Certain Federal Income Tax Consequences to the Company

For a discussion of the tax consequences applicable to us in connection with executive compensation pursuant to Section 162(m) of the IRC, see “Executive Compensation – Compensation Discussion and Analysis – Tax Considerations” above.

The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the Stock Award Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Stock Award Plan are urged to consult a tax advisor as to the tax consequences of participation. The Stock Award Plan is not intended to be a “qualified plan” under Section 401(a) of the IRC.

New Plan Benefits

The terms and number of options or other awards to be granted in the future under the Stock Award Plan are to be determined at the discretion of the Compensation Committee. Except as otherwise noted herein, we cannot determine or predict the value, number or type of awards to be granted pursuant to the Stock Award Plan.

Required Vote

The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting is necessary for the approval of the Stock Award Plan. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE QUORUM HEALTH CORPORATION 2016 STOCK AWARD PLAN.

PROPOSAL 6 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors proposes that the stockholders ratify the appointment by the Board of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. A representative of Deloitte & Touche LLP will be present at the Meeting and will be available to respond to appropriate questions submitted by stockholders at the Meeting. Deloitte & Touche LLP will have the opportunity to make a statement if it desires to do so.

Fees Paid to Auditors

Fees billed by Deloitte & Touche LLP for the fiscal year ended December 31, 2016 related to the Company’s audit services, audit-related services, tax services and other services, including in connection with the Spin-off, were approved by the Audit and Compliance Committee of Company and paid by Company. The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP:

2016
(in thousands)
Audit fees (1)	$2,720
Audit-related fees (2)	15
Tax fees (3)	—
Other fees (4)	325

Total	$3,060

(1)	Audit fees include (a) the audit of the Company’s financial statements and (b) the reviews of the Company’s unaudited condensed interim financial statements (quarterly financial statements). In 2016, audit fees include work related to the Spin-off from CHS.
(2)	Audit-related fees include regulatory compliance services that are reasonably related to the performance of the audit or review of the financial statements.
(3)	Tax fees include professional services in connection with tax compliance and advice.
(4)	All other fees include all other fees for services performed by Deloitte & Touche LLP, including advisory projects.

The Audit and Compliance Committee considered the nature of the services provided by the independent registered public accounting firm, and determined that such services were compatible with the provision of independent audit services. The Audit and Compliance Committee discussed these services with the independent registered public accounting firm and Company management to determine that they were permitted under all applicable legal requirements concerning auditor independence, including the rules and regulations promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the rules and regulations of the American Institute of Certified Public Accountants.

Pre-Approval of Audit and Non-Audit Services

The Audit and Compliance Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm retained to perform audit services to be performed by our independent registered public accounting firm. One hundred percent of all audit and non-audit services performed by the independent registered public accounting firm during 2016 were pre-approved by the Audit and Compliance Committee prior to the commencement of such services. The Company’s policy does not permit the retroactive approval for “de minimus non-audit services.”

Required Vote

The Audit and Compliance Committee and the Board believe that the continued retention of Deloitte & Touche LLP as our independent registered public accounting firm is in the best interests of the Company and its stockholders. Approval by the stockholders of the appointment of our independent registered public accounting firm is not required, but the Board believes that it is desirable to submit this matter to be ratified by the stockholders. If holders of a majority of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Meeting do not ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Compliance Committee. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2017, except as otherwise footnoted, with respect to ownership of our Common Stock by:

•	each person known by us to be a beneficial owner of more than 5% of our Common Stock;

•	each of our directors;

•	each executive officer named in the summary compensation table; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent such power may be shared with a spouse.

	Shares Beneficially Owned (1)
Name	Number		Percent

5% Stockholders:
Blackrock, Inc.	3,410,560	(2)	11.3%
Greenlight Capital Inc.	2,501,800	(3)	8.3%
North Tide Capital, LLC	2,500,000	(4)	8.3%
Kohlberg Kravis Roberts & Co.	1,663,181	(5)	5.5%
Davidson Kempner Capital Management LP	1,501,030	(6)	5.0%
Directors:
Thomas D. Miller	651,931	(7)	2.2%
William M. Gracey	20,000	(8)	*
Adam Feinstein	10,000	(9)	*
James T. Breedlove	30,000	(10)	*
Joseph A. Hastings, D.M.D.	10,475	(11)	*
William S. Hussey	55,309	(12)	*
Barbara R. Paul, M.D.	13,727	(13)	*
R. Lawrence Van Horn	10,000	(14)	*
Other Named Executive Officers:
Michael J. Culotta	239,223	(15)	*
Martin D. Smith	156,275	(16)	*
James Matthew Hayes	86,174	(17)	*
Shaheed Koury, M.D.	72,385	(18)	*
Directors and Executive Officers as a Group (13 persons)	1,420,746	(19)	4.7%

(1)	For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of our Common Stock when such person or persons have the right to acquire them within sixty (60) days after March 31, 2017. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within sixty (60) days after March 31, 2017 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. No QHC options are currently outstanding.
(2)	Shares beneficially owned are based on Schedule 13G filed with the SEC on January 17, 2017, by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting power with respect to 3,368,197 shares of our Common Stock and sole dispositive power with respect to 3,410,560 shares of our Common Stock. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(3)	Shares beneficially owned are based on Schedule 13G filed with the SEC on February 14, 2017, by Greenlight Capital, Inc., DME Capital Management, LP, DME Advisors GP, LLC, and David Einhorn (collectively, “Greenlight”). The shares of Common Stock beneficially owned by Greenlight reflect the following: (i) Greenlight Capital, Inc. has shared voting and shared dispositive power with respect to 1,697,950 shares; (ii) DME Capital Management, LP and DME Advisors GP, LLC have shared voting and share dispositive power with respect to 803,850 shares; and (iii) David Einhorn has shared voting and shared dispositive power with respect to 2,501,800 shares. The address of Greenlight Capital, Inc. is 140 East 45th Street, 24th Floor, New York, NY 10017.
(4)	Shares beneficially owned are based on Schedule 13G filed with the SEC on February 14, 2017, by North Tide Capital Master, LP, North Tide Capital, LLC and Conan Laughlin (collectively, the “North Tide Parties”). The shares of Common Stock beneficially owned by the North Tide Parties reflect the following: (i) North Tide Capital Master, LP has shared voting and shared dispositive power with respect to 2,080,000 shares; and (ii) North Tide Capital, LLC and Conan Laughlin have shared voting power and shared dispositive power with respect to 2,500,000 shares. The address of North Tide Capital, LLC is 500 Boylston Street, Suite 1860, Boston, MA 02116.

(5)	Shares beneficially owned are based on Schedule 13D filed with the SEC on March 30, 2017 by KKR Credit Advisors (US) LLC, Kohlberg Kravis Roberts & Co. L.P., KKR Management Holdings L.P., KKR Management Holdings Corp., KKR Fund Holdings L.P., KKR Fund Holdings GP Limited, KKR Group Holdings L.P., KKR Group Limited, KKR & Co. L.P. and KKR Management LLC (collectively, the “KKR Entities”) and Henry R. Kravis and George R. Roberts. Each of the KKR Entities has sole voting and sole dispositive power with respect to 1,663,181 shares. Mr. Kravis and Mr. Roberts have shared voting and shared dispositive power with respect to 1,663,181 shares. The address of Kohlberg Kravis Roberts & Co. L.P., KKR Management Holdings L.P., KKR Management Holdings Corp., KKR Fund Holdings L.P., KKR Fund Holdings GP Limited, KKR Group Holdings L.P., KKR Group Limited, KKR & Co. L.P., KKR Management LLC and Mr. Kravis is 9 West 57th Street, Suite 4200, New York, NY 10019. The address of Mr. Roberts is 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025. The address of KKR Credit Advisors (US) LLC is 555 California Street, 50th Floor, San Francisco, CA 94104.
(6)	Shares beneficially owned are based on Schedule 13G filed with the SEC on January 9, 2017, by Davidson Kempner Capital Management, LP, M. H. Davidson & Co, Davidson Kempner Partners, Davidson Kempner Institutional Partners, L.P., Davidson Kempner International, Ltd., Davidson Kempner Distressed Opportunities Fund LP, Davidson Kempner Distressed Opportunities International Ltd., Thomas L. Kempner Jr., Anthony A. Yoseloff, Conor Bastable and Avram Z. Friedman (collectively, the “Kempner Parties”). The shares of Common Stock beneficially owned by the Kempner Parties reflect the following: (i) M. H. Davidson & Co. has shared voting and shared dispositive power with respect to 15,715 shares; (ii) Davidson Kempner Partners has shared voting and shared dispositive power with respect to 86,509 shares; (iii) Davidson Kempner Institutional Partners, L.P. has shared voting and shared dispositive power with respect to 186,855 shares; (iv) Davidson Kempner International, Ltd. has shared voting and shared dispositive power with respect to 199,381 shares; (v) Davidson Kempner Distressed Opportunities Fund LP has shared voting and shared dispositive power with respect to 426,992 shares; (vi) Davidson Kempner Distressed Opportunities International Ltd. has shared voting and shared dispositive power with respect to 669,457 shares; and (vii) Davidson Kempner Capital Management LP, Thomas I. Kempner, Jr., Anthony A. Yoseloff, Conor Bastable and Avram Z. Friedman have shared voting and shared dispositive power with respect to 1,584,999 shares. The address of Davidson Kempner Capital Management LP is 520, Madison Avenue, 30th Floor, New York, NY 10022.
(7)	Includes 528,195 shares subject to restricted stock awards.
(8)	Includes 10,000 shares subject to restricted stock awards.
(9)	Includes 10,000 shares subject to restricted stock awards.
(10)	Includes 10,000 shares subject to restricted stock awards.
(11)	Includes 10,000 shares subject to restricted stock awards.
(12)	Includes 1,500 shares held in a trust of which William S. Hussey is the Trustee, and 10,000 shares subject to restricted stock awards.
(13)	Includes 10,000 shares subject to restricted stock awards.
(14)	Includes 10,000 shares subject to restricted stock awards.
(15)	Includes 154,833 shares subject to restricted stock awards.
(16)	Includes 128,195 shares subject to restricted stock awards.
(17)	Includes 74,333 shares subject to restricted stock awards.
(18)	Includes 53,222 shares subject to restricted stock awards.
(19)	Includes 1,064,111 shares subject to restricted stock awards.

* Less than 1%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of copies of these reports that we have received and on representations from all reporting persons who are our directors and executive officers, we believe that during 2016 all of our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements, except that a Form 4/A was filed on August 18, 2016 for Mr. Miller to correct an understatement of securities acquired on a previous Form 4 filed on August 16, 2016, and a Form 5 was filed on February 13, 2017 for each of Messrs. Culotta, Koury and McCard to report the withholding of stock to satisfy tax withholding obligations on vesting of restricted stock during the prior year.

RELATIONSHIPS AND CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND ITS OFFICERS, DIRECTORS AND 5% BENEFICIAL OWNERS AND THEIR FAMILY MEMBERS

The Company applies the following policy and procedure with respect to related person transactions. All such transactions are first referred to our General Counsel to determine if they are within the scope of the Company’s written related party transactions policy. Under the Company’s policy, “related person transaction” means those transactions, arrangements or relationships involving the Company and any of its subsidiaries, on the one hand, and any “related person,” on the other hand, excluding any exempted transactions (as described below). Under this policy, a “related person” is defined to mean any person who is a director (or nominee) or an executive officer, any immediate family member of any of the foregoing persons, any person who is a beneficial owner of 5% or more of our Common Stock (our only class of voting securities) or any immediate family member of such owner, or any entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which any of the foregoing persons has a 5% or more beneficial ownership interest. The Company’s policy exempts related person transactions if it is determined by our General Counsel that the direct or indirect interest a related person had, has or will have in the transaction is not material or that such transaction is not otherwise required to be disclosed pursuant to Item 404(a) of Regulation S-K. If any such transaction is within the scope of the Company’s related party transactions policy, the transaction must be reviewed by the Audit and Compliance Committee to consider and determine whether, among other factors, the benefits of the relationship outweigh the potential conflicts inherent in such relationships and whether the transaction is otherwise in compliance with the Company’s Code of Conduct and other policies, including for example, the independence standards of the Governance Guidelines of the Board. Related person transactions are reviewed not less frequently than annually if they are to continue beyond the year in which the transaction is initiated.

There were no loans outstanding during 2016 from the Company to any of its directors, nominees for director, executive officers, or any beneficial owner of 5% or more of our equity securities, or any family member of any of the foregoing.

Agreements with CHS Related to the Spin-off

In connection with the Spin-off and effective as of the Spin-off, we entered into certain agreements with CHS that at the time of Spin-off governed the allocation to us of various assets, employees, liabilities and obligations (including investments, property, employee benefits and tax-related assets and liabilities) that were previously part of CHS. In addition, these agreements govern certain relationships and activities between us and CHS for a definitive period of time after the Spin-off, as specified by each individual agreement.

A summary of these agreements follows:

•	Separation and Distribution Agreement. This agreement governed the principal actions of both QHC and CHS that needed to be taken to affect the Spin-off. It sets forth other agreements that govern certain aspects of our relationship with CHS following the Spin-off.

•	Tax Matters Agreement. This agreement governs respective rights, responsibilities and obligations of QHC and CHS after the Spin-off with respect to deferred tax liabilities and benefits, tax attributes, tax contests and other tax sharing regarding U.S. federal, state and local income taxes, other tax matters and related tax returns.

•	Employee Matters Agreement. This agreement governs certain compensation and employee benefit obligations with respect to the employees and non-employee directors of QHC and CHS. It also allocated liabilities and responsibilities relating to employment matters, employee compensation, employee benefit plans and other related matters as of the Spin-off date.

In addition to the agreements referenced above, we entered into certain transition services agreements and other ancillary agreements with CHS defining agreed upon services, as specified by each agreement, to be provided by CHS to us commencing on the Spin-off date. The agreements generally have terms of five years.

A summary of the major transition services agreements follows:

•	Shared Services Centers Transition Services Agreement. This agreement defines services to be provided by CHS related to billing and collections utilizing CHS shared services centers. Services include, but are not limited to, billing and receivables management, statement processing, denials management, cash posting, patient customer service, and credit balance and other account research. In addition, it provides for patient pre-arrival services, including pre-registration, insurance verification, scheduling and charge estimates. Fees are based on a percentage of cash collections each month.

•	Computer and Data Processing Transition Services Agreement. This agreement defines services to be provided by CHS for information technology infrastructure, support and maintenance. Services include, but are not limited to, operational support for various applications, oversight, maintenance and information technology support services, such as helpdesk, product support, network monitoring, data center operations, service ticket management and vendor relations. Fees are based on both a fixed charge for labor costs, as well as direct charges for all third-party vendor contracts entered into by CHS on QHC’s behalf.

•	Receivables Collection Agreement (“PASI”). This agreement defines services to be provided by CHS’ wholly-owned subsidiary, PASI, which currently serves as a third-party collection agency to us related to accounts receivable collections of both active and bad debt accounts of QHC hospitals, including both receivables that existed as of the Spin-off date and those that have occurred during the operating period since the Spin-off date. Services include, but are not limited to, self-pay collections, insurance follow-up, collection letters and calls, payment arrangements, payment posting, dispute resolution and credit balance research. Fees are based on the type of service and are calculated based on a percentage of recoveries.

•	Billing and Collection Agreement (“PPSI”). This agreement defines services to be provided by CHS related to collections of certain accounts receivable generated from our outpatient healthcare services. Services include, but are not limited to, self-pay collections, insurance follow-up, collection letters and calls, payment arrangements, payment posting, dispute resolution and credit balance research. Fees are based on the type of service and are calculated based on a percentage of recoveries.

•	Employee Service Center Agreement. This agreement defines services to be provided by CHS related to payroll processing and human resources information systems (“HRIS”) support. Fees are based on a fixed charge per employee headcount per month.

•	Eligibility Screening Services Agreement. This agreement defines services to be provided by CHS for financial and program criteria screening related to Medicaid or other program eligibility for pure self-pay patients. Fees are based on a fixed charge for each hospital receiving services.

For the year ended December 31, 2016, the total expenses we incurred related to the transition services agreements since the Spin-off date was $44.7 million and the allocations from CHS to us for these same services prior to the Spin-off date were $21.7 million, or on a combined basis the total expenses in 2016 were $66.4 million. For the years ended December 31, 2015 and 2014, the allocated costs from CHS for these services were $60.2 million and $40.5 million, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2016, Mr. Breedlove, Mr. Gracey, Dr. Hastings and Dr. Van Horn served on our Compensation Committee. None of the members of the Compensation Committee has been an officer or employee of the Company. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Compensation Committee.

AUDIT AND COMPLIANCE COMMITTEE REPORT

The information contained in this Audit and Compliance Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

The Audit and Compliance Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls and processes for monitoring compliance with laws and regulations. The Audit and Compliance Committee is composed of “independent directors,” as defined in the NYSE listing standards (and who satisfy the heightened independence criteria applicable to members of the Audit and Compliance Committee under SEC and NYSE rules), and acts under a written charter in compliance with the Sarbanes-Oxley Act of 2002 and other regulations adopted by the SEC and NYSE.

Audit and Compliance Committee Disclosures

With respect to the fiscal year ended December 31, 2016, the Audit and Compliance Committee hereby reports as follows:

1.	The Audit and Compliance Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.	The Audit and Compliance Committee has discussed with its independent registered public accounting firm, Deloitte & Touche, LLP, the matters required to be discussed by the statement on Auditing Standards No. 1301, “Communications with Audit Committees.”

3.	The Audit and Compliance Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Compliance Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. In addition, the Audit and Compliance Committee has discussed and considered whether the provision of non-audit services by the Company’s principal auditor, as described above, is compatible with maintaining auditor independence.

4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit and Compliance Committee recommended to the Company’s Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.

This report is respectfully submitted by the Audit and Compliance Committee of the Board of Directors.

The Audit and Compliance Committee

Adam Feinstein, Chair

James T. Breedlove

R. Lawrence Van Horn, Ph.D.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board has not received notice of, and does not intend to propose, any other matters for stockholder action. However, if any other matters are properly brought before the Meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment.

By Order of the Board of Directors,

R. Harold McCard, Jr.
Senior Vice President, General Counsel and Assistant Secretary

Franklin, Tennessee

April 13, 2017

Annex A

QUORUM HEALTH CORPORATION

2016 EMPLOYEE PERFORMANCE INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of the Quorum Health Corporation 2016 Employee Performance Incentive Plan (the “Plan”) is to promote the interests of Quorum Health Corporation (the “Company”) and its stockholders by providing additional compensation as incentive to certain employees of the Company or its subsidiaries and affiliates who contribute materially to the success of the Company. The Company intends that, in part, certain Awards issued under the Plan satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”).

ARTICLE II

DEFINITIONS

The following terms when used in the Plan shall, for the purposes of the Plan, have the following meanings:

2.1 “Award” shall mean bonus incentive compensation paid in cash.

2.2 “Beneficiary” means the person, persons or estate entitled to receive payment under the Plan following a Participant’s death.

2.3 “Board” shall mean the Board of Directors of the Company.

2.4 “Cause” shall mean the Participant’s (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company which transaction is adverse to the interests of the Company and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

2.5 “Code” shall have the meaning set forth in Article I.

2.6 “Committee” shall have the meaning set forth in Section 3.3.

2.7 “Company” shall have the meaning set forth in Article I.

2.8 “Covered Employee” shall have the meaning set forth in Code Section 162(m)(3), including Treasury Regulation Section 1.162-27(c)(2).

2.9 “Determination Date” means the earlier of: (a) the 90th day of the Performance Cycle, or (b) the date as of which 25% of the Performance Cycle has elapsed. The Determination Date shall be a date on which the outcome of the Performance Goals are substantially uncertain.

2.10 “Deferred Bonus Award” shall mean any Award whose payment has been designated by the Plan Administrator or Committee to be deferred as set forth in Section 5.2.

2.11 “Fiscal Year” shall mean the Company’s accounting year of 12 months commencing on January 1st of each year and ending the following December 31st.

2.12 “Mid-Year Participant” shall mean any Participant in the Plan who does not commence participation on the first day of the Performance Cycle.

2.13 “Operating Unit” shall mean any hospital or group of hospitals, clinic or group of clinics, medical office building or group of medical office buildings, nursing facility or group of nursing facilities, any other operating unit designated by the Plan Administrator or the Committee (as applicable) or any combination of any of the foregoing.

2.14 “Outside Director” shall mean a director of the Company who is an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3).

2.15 “Participant” shall mean an employee of the Company as may be designated by the Chief Executive Officer and the Chief Financial Officer of the Company (or by the Committee with respect to a Covered Employee) to participate in the Plan with respect to each Performance Cycle.

2.16 “Participation Period” shall mean the period of time during which an individual is actually a Participant in the Plan for any Performance Cycle.

2.17 “Performance-Based Compensation” shall mean any Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the Treasury Regulations promulgated thereunder.

2.18 “Performance Cycle” means the period of time over which a Performance Objective is measured to determine an Award pursuant to the Plan, which shall generally be the Fiscal Year unless the Committee establishes a different period of time with respect to any Award.

2.19 “Performance Objective” shall mean one or more performance goals based on the criteria described in Section 4.4 and established as described herein with respect to an individual Participant for the Performance Cycle.

2.20 “Plan” shall have the meaning set forth in Article I.

2.21 “Plan Administrator” shall have the meaning set forth in Section 3.2.

2.22 “Pro-Rata Award” shall have the meaning set forth in Section 5.8.

2.23 “Qualifying Termination” shall mean the termination of the Participant’s employment due to death, disability, termination without Cause, and, if such Participant is a party to an employment, change in control or similar agreement with the Company and “good reason” is defined in such agreement, a termination by the Participant for “good reason” as such term is defined in the applicable agreement.

2.24 “Regulations” shall have the meaning set forth in Section 3.4.

2.25 “Section 409A” shall mean Section 409A of the Code and the applicable Treasury Regulations and guidance promulgated thereunder.

2.26 “Treasury Regulation” shall mean a regulation promulgated by the United States Department of the Treasury.

ARTICLE III

ADMINISTRATION

3.1 Remuneration payable under the Plan is intended to constitute Performance-Based Compensation for those Participants who are Covered Employees under the Plan, and the Plan shall be construed and administered in accordance with such intention. The Committee shall be authorized to exercise discretion under this Plan in respect of a Covered Employee only to the extent that such exercise will not cause an Award held by a Covered Employee to fail to constitute Performance-Based Compensation.

3.2 The Plan shall be administered, under the supervision of the Board, by the Chief Executive Officer and the Chief Financial Officer of the Company (collectively, the “Plan Administrator”), except as otherwise provided herein.

3.3 Notwithstanding Section 3.2, for Participants who are Covered Employees, the Plan shall be administered by the Compensation Committee of the Board, or a subcommittee thereof (the “Committee”), consisting of not fewer than two (2) Outside Directors.

3.4 The Plan Administrator (or, with respect to any Covered Employee, the Committee) may, from time to time, (i) adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such determinations, not inconsistent with the terms of the Plan, as the Plan Administrator (or the Committee, if applicable) shall deem appropriate, and (ii) alter, amend or revoke any Regulation so adopted.

3.5 The interpretation and construction of any provision of the Plan by the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall be final and conclusive.

3.6 No member of the Board, including members of the Committee, nor the Chief Executive Officer or the Chief Financial Officer of the Company, shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder or for any action, failure to act, determination or interpretation made by another member, officer, agent or employee of the Board, the Committee or the Company in administering this Plan. The Company hereby agrees to indemnify each member of the Board, including members of the Committee, and the Chief Executive Officer and the Chief Financial Officer of the Company, for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising by reason of an event(s) described in the immediately preceding sentence.

ARTICLE IV

PERFORMANCE INCENTIVE AWARDS

4.1 For each Performance Cycle of the Company, the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall determine the following:

(a)	The employees who will participate in the Plan for such Performance Cycle;

(b)	The basis(es) for determining the amount of the Awards to such Participants and if the Performance Cycle is to be other than the Fiscal Year, such other period of time;

(c)	The Performance Objectives applicable to an Award; and

(d)	Whether the Award will be a Deferred Bonus Award.

With respect to Participants who are not Covered Employees, the basis(es) for determining the amount of the Awards shall be dependent upon the attainment by the Company of specified Performance Objectives, as further described in Section 4.4. With respect to Participants who are Covered Employees, the basis(es) for determining the amount of the Awards is set forth in Section 4.2. The Plan Administrator (or, with respect to any Covered Employee, the Committee) shall decide at the time of the grant of an Award whether the Award will be a Deferred Bonus Award subject to the provisions set forth in Section 5.2.

Participants may be granted more than one Award in respect of any Performance Cycle, which Awards may be subject to the attainment of different Performance Objectives or may be subject to different payment criteria (e.g., a Deferred Bonus Award may be granted in addition to an Award that is not a Deferred Bonus Award and may be subject to the same or different Performance Objectives).

4.2 For each Participant who is a Covered Employee, the Committee shall establish in writing one or more objectively determinable Performance Objectives based on the criteria described in Section 4.4 of the Plan no later than the Determination Date and at a time when the achievement of such Performance Objective (or Objectives) is substantially uncertain.

In establishing objectively determinable Performance Objectives, the Committee shall also state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to the Covered Employee if a Performance Objective(s) is attained. In addition, the formula or standard shall specify the individual Covered Employee or class of Covered Employees to which it applies. No Award shall be paid to a Covered Employee unless the Committee determines and certifies in writing, prior to the payment of such Award and in accordance with Section 162(m)(4)(C)(iii) of the Code, that the Performance Objectives applicable to the Covered Employee have been achieved.

4.3 For any Participant who is not a Covered Employee, Performance Objectives, whether quantitative or qualitative, may be established. The Plan Administrator shall establish the specific targets for the selected measures.

4.4 Performance criteria for Awards under the Plan shall be one or more of the following Performance Objectives:

(1)	Financial Performance Criteria:

a.	Earnings per share;

b.	Continuing operations earnings per share;

c.	Operating income;

d.	Gross income;

e.	Net income (before or after taxes);

f.	Cash flows from operating activities;

g.	Gross profit;

h.	Gross profit return on investment;

i.	Gross margin return on investment;

j.	Gross margin;

k.	Operating margin;

l.	Working capital;

m.	Earnings before interest and taxes;

n.

Earnings before interest, tax, depreciation and amortization (“EBITDA”), adjusted EBITDA, and EBITDA-based goals, including (without limitation) EBITDA target, divisional hospital EBITDA, adjusted or modified EBITDA, EBITDA margin, and EBITDA margin improvement;

o.	Return on equity;

p.	Return on assets;

q.	Return on capital;

r.	Return on invested capital;

s.	Net revenues;

t.	Divisional hospital revenue;

u.	Gross revenues;

v.	Revenue growth;

w.	Annual recurring revenues;

x.	Recurring revenues;

y.	Service revenues;

z.	License revenues;

aa.	Cash receipts targets;

bb.	Sales or market share;

cc.	Total shareholder return;

dd.	Total shareholder return percentile rank target;

ee.	Non-self pay admissions growth;

ff.	Division hospital non-self pay admissions growth;

gg.	Economic value added;

hh.

Specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

ii.	Bad debt expense;

jj.	Uncompensated care expense;

kk.	The fair market value or trading price of a share of stock;

ll.	Valuations or trading prices of other securities issued by the Company or its subsidiaries;

mm.	Days net revenue in net patient accounts receivable;

nn.	The growth in the value of an investment in the stock assuming the reinvestment of dividends; and/or

oo.	Reduction in operating expenses.

(2)	Qualitative Performance Criteria:

a.	Physician and mid-level provider recruitment;

b.	Capital expenditures;

c.	Capital expenditures within the established capital budget;

d.	Overall clinical compliance;

e.	Clinic operating results;

f.	Physician practice (clinic) operations improvement;

g.	Meaningful use, attainment, compliance, or reimbursement;

h.	Peer group performance in volume, revenue, earnings growth, and stock price appreciation;

i.	Key operating statistics;

j.	Case/resource management program;

k.	Productivity management;

l.	Quality indicators/clinical compliance;

m.	Patient safety;

n.	Operating expenses per equivalent patient day;

i.	Operating expenses are all income statement expenses excluding rent, depreciation, amortization, management fee expense and interest expense;

ii.	Equivalent patient days is a method of adjusting the number of patient days to compensate for outpatient service rendered;

o.	Performance improvements;

p.	Adjusted admissions growth;

q.	Exceeding industry performance;

r.	compliance with or attainment of payor objectives to improve quality and reduce cost, including readmission reductions and value-based purchasing, reporting, measurement and improvement; and/or

s.

Discretionary. An amount equal to a specified percentage of each Participant’s salary or a lump sum amount may be awarded based upon other objective or (other than a Covered Employee) subjective criteria that recognize accomplishments of a Participant during the year. Focus will be on quality, service, regulatory compliance, and accomplishment of specific unique projects, among other items.

Performance Objectives may be set at a specific level or may be expressed as relative to prior performance or to the performance of one or more other entities or external indices and may be expressed in terms of a progression within a specified range. Performance Objectives may also be based upon individual Participant performance goals, as determined by the Plan Administrator or, if applicable, the Committee, in its sole discretion. The Plan Administrator or, in the case of a Covered Employee, the Committee, may at the time Performance Objectives are determined for a Performance Cycle, or at any time prior to the final determination of Awards in respect of that Performance Cycle and only to the extent permitted under Section 162(m) of the Code without adversely affecting the treatment of the Award as Performance-Based Compensation, provide for the manner in which performance will be measured against the Performance Objectives (or to the extent permitted under Section 162(m) of the Code without adversely affecting the treatment of an Award as Performance-Based Compensation, may adjust the Performance Objectives) to reflect the impact of (i) any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the Company’s stock, (ii) specified corporate transactions (iii) special charges, (iv) changes in tax law or accounting standards required by generally accepted accounting principles, (v) changes in government reimbursement policies, (vi) event(s) either not directly related to the operations of the Company or not within reasonable control of the Company’s management; and (vii) items that are unusual in nature or infrequently occurring and other extraordinary or nonrecurring events.

In addition, and notwithstanding anything to the contrary contained herein, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m)(4)(C) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Plan Administrator in its sole discretion. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m)(4)(C) of the Code, to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)	designate additional business criteria on which the performance goals may be based; or

(b)	adjust, modify or amend the aforementioned business criteria.

Where applicable, for purposes of making any determinations in respect of any Performance Objective, performance will generally be determined in accordance with generally accepted accounting principles, consistently applied.

4.5 Subject to Section 3.1, at any time after the commencement of a Performance Cycle for which Performance Objectives have been determined, but prior to the close thereof, the Plan Administrator may, in its discretion, add Participants, decrease targets, or increase or add to an Award(s).

ARTICLE V

PAYMENT OF PERFORMANCE INCENTIVE AWARDS

5.1 Payment of Awards. Subject to Section 5.2 and such forfeitures of Awards and other conditions as are provided in the Plan, the Awards made to Participants shall be paid as follows: as soon as practicable after the end of the Performance Cycle, the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall determine the extent to which Awards have been earned on the basis of the actual performance in relation to the Performance Objectives as established for that Performance Cycle. Once determined, an Award shall be paid to a Participant only to the extent that the Participant met the targets for his or her Award as set forth in the Performance Criteria for his or her Award. Notwithstanding the foregoing, a lump sum discretionary Award may be paid to a Participant who is not a Covered Employee at any time during the Performance Cycle. No Awards shall be paid to a Covered Employee unless and until the Committee has certified in writing and in accordance with Section 162(m)(4)(C) of the Code that the Performance Objectives established with respect to the Covered Employee have been achieved. Subject to the foregoing, Awards or Pro-Rata Awards shall be paid at such time or times as are determined by the Plan Administrator or Committee; provided that, subject to Section 5.8, in no event shall the payment of any Awards or Pro-Rata Awards under the terms of the Plan be made to a Participant or Beneficiary later than 2 1⁄2 months following the end of the Fiscal Year for which such Award or Pro-Rata Award has been determined.

5.2 Payment of Deferred Bonus Awards. Subject to such other conditions as are provided in the Plan, the Deferred Bonus Awards shall be paid as follows:

(a) As soon as practicable after the end of the Performance Cycle, the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall determine the extent to which Awards designated as Deferred Bonus Awards have been earned on the basis of the actual performance in relation to the Performance Objective as established for that Performance Cycle. Once determined, a Deferred Bonus Award shall be paid to a Participant only to the extent that the Participant met the targets for his or her

Deferred Bonus Award as set forth in the Performance Criteria for his or her Deferred Bonus Award. No Deferred Bonus Awards shall be paid to a Covered Employee unless and until the Committee has certified in writing that the Performance Objectives established with respect to the Covered Employee have been achieved. Subject to the foregoing, Deferred Bonus Awards shall be paid on such date or dates following the Performance Cycle in which such Deferred Bonus Award had been determined and shall be subject to such continued employment requirements as the Plan Administrator or, in the case of a Covered Employee, the Committee shall determine at the time the Deferred Bonus Award is granted.

(b) Notwithstanding the foregoing, (i) if a Pro-Rata Deferred Bonus Award becomes payable pursuant to Section 5.8 hereof, then such Pro-Rata Deferred Bonus Award shall be paid to the Participant or Beneficiary no later than 2  1⁄2 months following the end of the Fiscal Year for which such Deferred Bonus Award has been determined, and (ii) if a Qualifying Termination occurs after the end of the Fiscal Year in respect of which a Deferred Bonus Award is earned, the Deferred Bonus Award shall be paid to the Participant or Beneficiary within 30 days after the later of (x) the date of such termination, or (y) the date that the amount of the Deferred Bonus Award is determined pursuant to Section 5.2(a).

(c) If the short-term deferral exemption under Section 409A is unavailable, the Deferred Bonus Awards shall be granted and administered in a manner that complies with Section 409A, including the requirement that a Participant’s election to defer payment of a Deferred Bonus Award shall be made prior to the year in which such Deferred Bonus Award is earned. Payment of any Deferred Bonus Award shall be made only on a fixed date or dates or upon the occurrence of specified events permitted under Section 409A all of which shall be established at the time the Award is granted. Payment of Deferred Bonus Awards may not be further deferred beyond the payment date or dates specified in the Award at the time it is granted and may not be accelerated except as may be permitted under Section 409A.

5.3 The maximum amount that any individual Participant may receive relating to Awards made in respect of the performance in any Fiscal Year may not exceed ten million dollars ($10,000,000).

5.4 There shall be deducted from all payments of Awards any taxes required to be withheld by any government entity and paid over to any such government entity in respect of any such payment. Unless otherwise elected by the Participant, such deductions shall be at the established withholding tax rate. Participants may elect to have the deduction of taxes cover the amount of any applicable tax (the amount of withholding tax plus the incremental amount determined on the basis of the highest marginal tax rate applicable to such Participant).

5.5 Subject to Section 4.2 of the Plan, any individual other than a Covered Employee who becomes a Participant in the Plan due to employment, transfer or promotion during a Fiscal Year shall be eligible to receive a partial Award based upon the Participant’s base salary for the Participant’s Participation Period and his or her level of achievement in relation to Performance Objectives for the entire Fiscal Year or such shorter period established by the Plan Administrator or Committee. In no event, however, shall partial Awards be made to any Participant with a Participation Period in respect of any Performance Cycle of less than three months, except for discretionary awards under Section 4.4(2)(r).

5.6 With respect to any Participant who is not a Covered Employee, Awards may be adjusted for partial year responsibility, multiple facility responsibility and reassignments of a duration of at least three consecutive months.

5.7 Except as provided in Section 5.8, no Award shall be paid to a Participant who is not employed by the Company on the last day of the Performance Cycle for which an Award is to be or was earned.

5.8 If a Participant’s employment is terminated in a Qualifying Termination prior to the payment of an Award (including a Deferred Bonus Award), the Participant shall receive an Award (including a Deferred Bonus Award, if applicable) based upon his or her level of achievement in relation to the Performance Objectives established for the entire Performance Cycle multiplied by a fraction, the numerator of which is the number of days in the Participation Period and the denominator of which is 365 (a “Pro-Rata Award”). If such termination occurs after the end of the applicable Performance Cycle but before the payment of the Award, such fraction shall be one (1). With respect to Covered Employees, no Pro-Rata Award shall be paid unless and until the applicable Performance Objective(s) has been attained and the Committee has certified such attainment. Pro-Rata Awards (including Deferred Bonus Awards) payable pursuant to this Section 5.8 shall be paid in accordance with Sections 5.1 and 5.2, as applicable. Notwithstanding the foregoing, if a Participant is a party to an agreement or is a participant in any other plan that provides for a pro-rata payment of any Award under this Plan, the application of this Section 5.8 shall not result in a duplication of payment to the Participant under circumstances in which an Award is payable pursuant to this Section 5.8.

5.9 Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator, or in the case of a Covered Employee, the Committee, in its sole discretion may reduce the amount of any Award whose Performance Objectives are based on one or more of the “qualitative performance criteria” listed in Section 4.4(2) for any Participant to any amount, including zero, prior to the end of the Performance Cycle for which such Award is earned.

5.10 Payment of each Award to a Participant shall be subject to the following provisions and conditions:

(a) No Participant shall have any right or interest, whether vested or otherwise, in the Plan or in any Award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Regulations that affect such Participant have been satisfied. Nothing contained in the Plan or in the Regulations shall require the Company to segregate cash or other property for purposes of payment of Awards under the Plan. Neither the adoption of the Plan nor its operation shall in any way affect the rights and power of the Company to dismiss and/or discharge any employee at any time.

(b) No rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature.

ARTICLE VI

MISCELLANEOUS

6.1 By accepting any benefits under the Plan, each Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or decision made under the Plan by the Company, the Board, the Plan Administrator, the Committee or any other committee appointed by the Board.

6.2 Any action taken or decision made by the Company, the Board, the Plan Administrator, the Committee, or any other committee appointed by the Board in the exercise of this power shall be final, binding and conclusive upon the Company, the Participants, the Beneficiaries, and all other persons having any interest therein.

6.3 The Board, the Plan Administrator, the Committee, or any other committee appointed by the Board may rely upon any information supplied to them by any officer of the Company and may rely upon the advice of counsel in connection with the administration of the Plan and shall be fully protected in relying upon such information or advice.

6.4 The Board may alter, amend, suspend or terminate the Plan; provided, however, that, except as permitted by the Plan, no such alteration, amendment, suspension or termination shall impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the respective Participant; and provided further, however, that, to the extent necessary under any applicable law, no such alteration, amendment, suspension or termination shall be effective unless approved by the shareholders of the Company in accordance with applicable law or regulation.

6.5 As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a)	Give any person any right to participate in the Plan other than at the sole discretion of the Plan Administrator or Committee, as applicable;

(b)	Give any person any rights whatsoever with respect to an Award except as specifically provided in this Plan;

(c)	Limit in any way the right of the Company to terminate the employment of any person at any time; or

(d)	Be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

6.6 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

6.7 This Plan will be effective for all Fiscal Years beginning with 2016 by action of the Board.

6.8 The Plan and the granting of Awards shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

6.9 A person’s rights and interests under the Plan, including any Award previously made to such person or any amounts payable under the Plan may not be assigned, pledged, or transferred, except in the event of the Participant’s death, to a designated Beneficiary in accordance with the Plan, or in the absence of such designation, by will or the laws of descent or distribution.

6.10 Nothing in the Plan or in any notice of any Award shall confer upon any person the right to continue in the employment of the Company or any Affiliate or affect the right of the Company or any Affiliate to terminate the employment of any Participant.

6.11 Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or legal representative or any other person. To the extent that a person acquires a right to receive payment of an Award under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

6.12 It is intended that payments under the Plan qualify as short-term deferrals exempt from the requirements of Section 409A. In the event that any Award does not qualify for treatment as an exempt short-term deferral, it is intended that such amount will be paid in a manner that satisfies the requirements of Section 409A. The Plan and the terms of any Award shall be interpreted and construed accordingly. To the extent that payment of any Award is contingent upon a Participant’s execution a release and the applicable time period within which a release must be executed spans two taxable years, such Award shall be payable during the second taxable year. The Participant’s right to receive any installment payments pursuant to the Plan shall be treated as a right to receive a series of separate and distinct payments. If a Participant is a “specified employee” for purposes of Section 409A, the payment upon a termination of employment of any Award which is subject to Section 409A shall not be paid until one day after the date which is six (6) months from the date of termination. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

6.13 In the event that any provision of the Plan shall be considered illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein.

6.14 In the event the Board determines that a significant restatement of the Company’s financial results or other Company metrics for any of the three prior fiscal years for which audited financial statements have been prepared is required and (i) such restatement is the result of fraud or misconduct and (ii) the Award amount would have been lower had the results or metrics been properly calculated, the Committee has the authority to obtain reimbursement from any Participant responsible for the fraud or willful misconduct resulting in the restatement. Such reimbursement shall consist of any portion of any Award previously paid that is greater than it would have been if calculated based upon the restated financial results or metrics.

6.15 Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Committee shall have the right to provide or to require a Participant to agree by separate written or electronic instrument, that all Awards of such Participant shall be subject to the provisions of any claw-back policy implemented by the Company at any time, including, without limitation, the provisions of Section 6.14 and any other claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy.

Annex B

QUORUM HEALTH CORPORATION

2016 STOCK AWARD PLAN

1.	Purpose.

The purpose of this Plan is to strengthen Quorum Health Corporation, a Delaware corporation (the “Company”), and its Subsidiaries by providing a retention tool and an incentive to its and their employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s and its Subsidiaries’ business enterprises. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Non-qualified Stock Options, Stock Appreciation Rights, Performance Units, Performance Shares, Share Awards, Restricted Stock and Restricted Stock Units (as each term is herein defined).

2.	Definitions.

For purposes of the Plan:

2.1 “Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

2.2 “Agreement” means the written agreement between the Company and a Grantee evidencing the grant of an Award and setting forth the terms and conditions thereof.

2.3 “Award” means a grant of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, a Performance Award, a Share Award or any or all of them.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, except as otherwise set forth herein or in an applicable Award Agreement,

(a) in the case of a Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Cause”, the term “Cause” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

(b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses); provided, however, that following a Change in Control clause (i) of this Section 2.6(b) shall not constitute “Cause.”

2.6 “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, extraordinary cash dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.7 A “Change in Control” shall mean the occurrence of any of the following, unless otherwise determined by the Committee in an applicable Agreement or other written agreement approved by the Committee:

(a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.8(a), Shares or Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b) The individuals who, as of the Effective Date, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as hereinafter defined), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of the actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(c) The consummation of:

(i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where:

(A) the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent

Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, (A) a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur, and (B) unless otherwise provided in the applicable Agreement, with respect to any Award constituting a “deferral of compensation” subject to Section 409A of the Code, solely for purposes of determining the timing of a payment pursuant to the Agreement, a Change in Control shall mean a “change in the ownership” of the Company, a “change in the effective control” of the Company, or a “change in the ownership of a substantial portion of the assets” of the Company as such terms are defined in Section 1.409A-3(i)(5) of the Treasury Regulations.

If a Grantee’s employment is terminated by the Company without Cause prior to the date of a Change in Control but the Grantee reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

2.8 “Code” means the Internal Revenue Code of 1986, as amended.

2.9 “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.10 “Company” means Quorum Health Corporation.

2.11 “Director” means a director of the Company.

2.12 “Disability” means:

(a) in the case of a Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

(b) in the case of a Grantee to whom Section 2.12(a) does not apply and who participates in the Company’s long-term disability plan, if any, the term “Disability” as used in such plan; or

(c) in all other cases, a physical or mental infirmity which impairs the Grantee’s ability to perform substantially all his or her duties for a period of ninety-one (91) consecutive days.

2.13 “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.14 “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares, as determined by the Committee; provided, that subject to Section 12, no Dividend Equivalent Rights shall be granted with respect to unexercised Options or Stock Appreciation Rights.

2.15 “Eligible Individual” means any of the following individuals who is designated by the Committee as eligible to receive Awards subject to the conditions set forth herein: (a) any Director or Employee, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

2.16 “Employee” means any person, including an officer (whether or not also a Director) in the regular full-time employment of the Company or any of its Subsidiaries, but excludes, in the case of an Incentive Stock Option, an employee of any Subsidiary that is not a “subsidiary corporation” of the Company as defined in Code Section 424(f).

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” means, unless otherwise determined by the Committee, the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or if, at the date of determination, the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee) on the relevant date, or if no sale of the security is reported for that date, the next preceding day for which there is a reported sale. In the event that Fair Market Value of a security cannot be determined in the manner described above, the Fair Market Value shall be the value established by the Board in good faith.

2.19 “Good Reason” shall mean, unless otherwise provided in an Agreement, the occurrence after a Change in Control of any of the following events or conditions with respect to a Grantee:

(a) a change in the Grantee’s status, title, position or responsibilities (including reporting responsibilities) which, in the Grantee’s reasonable judgment, represents an adverse change from the Grantee’s status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Grantee of any duties or responsibilities which, in the Grantee’s reasonable judgment, are inconsistent with the Grantee’s status, title, position or responsibilities; or any removal of the Grantee from or failure to reappoint or reelect the Grantee to any of such offices or positions, except in connection with the termination of the Grantee’s employment for Disability, Cause, as a result of the Grantee’s death or by the Grantee other than for Good Reason;

(b) a reduction in the Grantee’s annual base salary below the amount as in effect immediately prior to the Change in Control;

(c) the relocation of the offices of the Grantee’s place of employment to a location more than twenty-five (25) miles from the location of such employment immediately prior to such Change in Control, or requiring the Grantee to be based anywhere other than such offices, except to the extent the Grantee was not previously assigned to a principal location and except for required travel on business to the extent substantially consistent with the Grantee’s business travel obligations at the time of the Change in Control;

(d) the failure to pay to the Grantee any portion of the Grantee’s current compensation or to pay to the Grantee any portion of an installment of deferred compensation under any deferred compensation program of the Company or any of its Subsidiaries in which the Grantee participated, within seven (7) days of the date such compensation is due;

(e) the failure to (A) continue in effect (without reduction in benefit level, and/or reward opportunities) any material compensation or employee benefit plan in which the Grantee was participating immediately prior to the Change in Control, unless a substitute or replacement plan has been implemented which provides substantially identical compensation or benefits to the Grantee or (B) provide the Grantee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each other compensation or employee benefit plan, program and practice in which the Grantee was participating immediately prior to the Change in Control; or

(f) the failure of the Company to obtain from its successors or assigns the express assumption and agreements required under Section 13 hereof.

Any event or condition described in Section 2.19(a), (b), (c), (d), or (f) which occurs at any time prior to the date of a Change in Control and (A) which occurred after the Company entered into a definitive agreement, the consummation of which would constitute a Change in Control or (B) which the Grantee reasonably demonstrates was at the request of a third party who has indicated an intention or has taken steps reasonably calculated to effect a Change in Control, shall constitute Good Reason for purposes of this Agreement, notwithstanding that it occurred prior to a Change in Control.

2.20 “Grantee” means a person to whom an Award has been granted under the Plan.

2.21 “Grant Price” means the price established at the time of a grant of a Stock Appreciation Right used to determine whether there is any payment due upon exercise of the Stock Appreciation Right.

2.22 “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.23 “Non-employee Director” means a Director who is not an Employee.

2.24 “Non-qualified Stock Option” means an Option which is not an Incentive Stock Option.

2.25 “Option” means a Non-qualified Stock Option, an Incentive Stock Option or either or both of them.

2.26 “Optionee” means a person to whom an Option has been granted under the Plan.

2.27 “Outside Director” means a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.28 “Parent” means any corporation which is a parent corporation within the meaning of Section 424(e) of the Code with respect to the Company.

2.29 “Performance Awards” means Performance Units, Performance Shares or either or both of them.

2.30 “Performance-Based Compensation” means any Award that is intended to constitute “qualified performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.31 “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.32 “Performance Objectives” has the meaning set forth in Section 9.

2.33 “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 9.

2.34 “Performance Units” means performance units granted to an Eligible Individual under Section 9.

2.35 “Plan” means this Quorum Health Corporation 2016 Stock Award Plan, as amended and restated from time to time.

2.36 “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.37 “Restricted Stock Unit” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.

2.38 “Share Award” means an Award of Shares granted pursuant to Section 10.

2.39 “Shares” means shares of the Common Stock of the Company, par value $.01 per share, and any other securities into which such shares are changed or for which such shares are exchanged.

2.40 “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 6 hereof.

2.41 “Subsidiary” means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

2.42 “Successor Corporation” means a corporation, or a Parent or Subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.43 “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

3.	Administration.

3.1 The Committee. The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; provided, however, that (A) with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors, each of whom shall be an Outside Director. For purposes of the preceding sentence, if any member of the Committee fails to qualify as either a non-employee director (within the meaning of subsection (A) above) or an Outside Director, but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

3.2 Limitation of Liability. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.3 Certain Powers. Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted, prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom Awards other than Options shall be granted under the Plan, determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Awards granted hereunder, establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective. Without limiting the Committee’s authority under this Plan, but subject to any express limitations herein, the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 5.3), and to waive the Company’s rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), in any case in such circumstances as the Committee deems appropriate. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Grantees, and all other persons having any interest therein;

(d) determine the duration and purposes for leaves of absence which may be granted to a Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(f) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

3.4 Delegation. The Committee may delegate to one or more officers of the Company the authority to grant Awards to Eligible Individuals (other than to himself or herself) and/or determine the number of Shares subject to each Award (by resolution that specifies the total number of Shares subject to the Awards that may be awarded by the officer and the terms of any such Awards), provided that such delegation is made in accordance with the Delaware General Corporation Law and with respect to Awards that are not intended to qualify as Performance-Based Compensation and that are not made to executive officers of the Company covered by Rule 16b-3 under the Exchange Act.

4.	Shares Subject to the Plan; Grant Limitations.

4.1 Shares Subject to the Plan. The maximum number of Shares that may be made the subject of Awards granted under the Plan is 4,700,000 Shares. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Grant Limitations. The following grant limitations shall apply when making Awards pursuant to the Plan:

(a) In any calendar year, no Eligible Individual may be granted Awards in the aggregate in respect of more than 1,000,000 Shares,

(b) In any calendar year, no Non-Employee Director may be granted Awards in the aggregate in respect of more than 100,000 Shares, and the maximum grant date fair value of all Awards granted during any calendar year to a single Non-Employee Director shall not exceed $1,000,000, and

(c) In no event shall more than an aggregate of 100,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan.

4.3 Fungible Plan Design. Upon the granting of an Award, the number of Shares available under Section 4.1 for the granting of further Awards shall be reduced as follows:

(a) In connection with the granting of an Option or a Stock Appreciation Right to be settled in Shares, the number of Shares shall be reduced by the number of Shares in respect of which the Award is granted or denominated, regardless of the actual number of Shares issued upon settlement of the Award.

(b) In connection with the granting of an Award in the form of Restricted Stock (including Restricted Stock Units), Performance Awards (including Shares issued in respect to Performance Awards), and other Awards that are granted as “full value awards” shall reduce the number of shares that may be the subject to Awards under the Plan by 1.5 Shares for each Share subject to such an Award.

4.4 Shares Returned to the Plan. Whenever any outstanding Award or portion thereof expires, is canceled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the Award (or such portion thereof to which the expiration, forfeiture, cash settlement or other termination occurs), the Shares allocable to the expired, canceled, forfeited, cash-settled or otherwise terminated portion of the Award may again be the subject of Awards granted hereunder. With regard to Awards referred to in Section 4.3(b), for each Share subject to an Award that is cancelled, forfeited, settled in cash or other otherwise terminated as provided in the foregoing sentence, 1.5 Shares may again be the subject of Awards under the Plan. Notwithstanding the foregoing, the following events shall not result in any increase in Shares available for issuance of Awards under the Plan or such Shares again becoming available for issuance of Awards:

(a) Withholding of Shares to pay the exercise price or Withholding Taxes on any Award,

(b) The excess of the number of Shares subject to any stock-settled Stock Appreciation Rights over the number of Shares actually issued in settlement thereof,

(c) Tendering of Shares to pay for Option exercise prices or Withholding Taxes (i.e., net settlement of Shares), and

(d) The purchase of Shares on the open market as a result of Option exercises.

4.5 Minimum Vesting Period. Unless otherwise determined by the Committee, in no event shall an Award to a Participant other than a Non-Employee Director and not subject to performance-based conditions have a vesting schedule resulting in such Award vesting in full prior to the third anniversary of the grant date. For purposes of clarity, this restriction will not prohibit any Award from having partial vesting dates prior to the third anniversary of the grant date in accordance with a proportionate vesting schedule determined at the discretion of the Committee, so long as such Award does not vest in full prior to the third anniversary of the grant date.

5.	Option Grants for Eligible Individuals.

5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

5.2 Exercise Price. The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Non-qualified Stock Option and each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Non-qualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee’s death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting. Subject to Section 5.10, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5 Deferred Delivery of Option Shares. The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Non-qualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

5.6 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Non-qualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Non-qualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Non-qualified Stock Options.

5.7 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option), at the time of grant or thereafter, that the Option may be transferred to members of the Optionee’s immediate family, to trusts solely for the benefit of such immediate family members, to entities described in Section 501(c)(3) of the Code and to partnerships in which such family members, trusts and/or such exempt entities are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

5.8 Method of Exercise. The exercise of an Option shall be made by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted, or by such other methods as may be provided by the Committee. The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in either of the following forms (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares owned by the Optionee prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine at any time that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer or directly with the Company pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. The Committee shall determine the extent to which fractional Shares may be issued.

5.9 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company or otherwise evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

5.10 Effect of Change in Control. Section 13(b) shall control the treatment of any Options outstanding at the time of a Change in Control. Except as otherwise provided by the Committee, any Options that are exercisable as of a Change in Control shall remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the Change in Control or (y) the expiration of the stated term of the Option.

6.	Stock Appreciation Rights.

The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 6, be subject to the same terms and conditions as the related Option.

6.1 Time of Grant. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

6.2 Stock Appreciation Right Related to an Option.

(a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, will not be transferable except to the extent the related Option may be transferable, and will have a Grant Price equal to the exercise price of the related Option. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement. In no event shall a Stock Appreciation Right related to an Option have a term of greater than ten (10) years.

(b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Grant Price of the Stock Appreciation Right, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

6.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 6.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. The Committee shall establish the Grant Price at the time each Stock Appreciation Right unrelated to an Option is granted, which shall not be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Grant Price of the Stock Appreciation Right, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

6.4 Non-Transferability. No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative; provided, that the Committee may provide limited transferability provisions with respect to Stock Appreciation Rights similar to those described in Section 5.7. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

6.5 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised, or by any other method permitted by the Committee. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

6.6 Form of Payment. Payment of the amount determined under Sections 6.2(b) or 6.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. Unless otherwise determined by the Committee, if the amount payable in Shares results in a fractional Share, payment for the fractional Share will be made in cash.

6.7 Effect of Change in Control. Section 13(b) shall control the treatment of any Stock Appreciation Rights outstanding at the time of a Change in Control. Except as otherwise provided by the Committee, any Stock Appreciation Rights that are exercisable as of a Change in Control shall remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the Change in Control or (y) the expiration of the stated term of the Stock Appreciation Right.

7.	Limitations on Repricing.

Notwithstanding anything in the Plan to the contrary, except as permitted or required by the provisions of Sections 12 or 13 hereof, the Committee shall not have the power to (i) lower the Option Price of an Option after it is granted, (ii) lower the Grant Price of a Stock Appreciation Right after it is granted, (iii) cancel an Option when the exercise price thereof exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award or grant substitute Options with a lower exercise price than the cancelled Options, (iv) cancel a Stock Appreciation Right when the Grant Price exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, or (v) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, in each case without the approval of the Company’s stockholders.

8.	Restricted Stock and Restricted Stock Units.

8.1 Restricted Stock. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates, if any. The Committee may, in its discretion, provide that a Participant’s ownership of Restricted Stock prior to the lapse of any transfer restrictions or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award, and confirmation and account statements sent to the Participant with respect to such book entry Shares may bear the restrictive legend referenced in the preceding sentence. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1.

(a) Rights of Grantee. Subject to the foregoing provisions concerning book entry issuance, Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-Transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.1(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated other than pursuant to the laws of descent and distribution.

(c) Lapse of Restrictions.

(i) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

(ii) Effect of Change in Control. Section 13(b) shall control the treatment of any Shares of Restricted Stock then outstanding in the event of a Change in Control.

(d) Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

(e) Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder (or, in the case of book entry Shares, such restrictions and legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

8.2 Restricted Stock Units. The Committee may grant to Eligible Individuals Awards of Restricted Stock Units, which shall be evidenced by an Agreement. Each such Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2.

(a) Payment of Awards. Each Restricted Stock Unit shall represent the right of a Grantee to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee equal to the Fair Market Value of a Share as of the date the Restricted Stock Unit was granted, the vesting date or such other date as determined by the Committee at the time the Restricted Stock Unit was granted. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit and may provide for Dividend Equivalent Rights with respect to such Award; provided, that no Dividend Equivalent Rights shall be paid except to the extent the underlying Restricted Stock Unit is paid or settled. The Committee may provide for the settlement of Restricted Stock Units in cash or with Shares having a Fair Market Value equal to the payment to which the Grantee has become entitled.

(b) Non-Transferability. Until all restrictions upon Restricted Stock Units awarded to a Grantee shall have lapsed in the manner set forth in this Section 8.2, such Restricted Stock Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated other than pursuant to the laws of descent and distribution.

(c) Effect of Change in Control. Section 13(b) shall control the treatment of any Restricted Stock Units then outstanding in the event of a Change in Control.

9.	Performance Awards.

9.1 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee; provided that no Eligible Individual may be granted Performance Awards in the aggregate in respect of more than 1,000,000 Shares with respect to any calendar year. Contingent upon the attainment of specified Performance Objectives within the Performance Cycle, Performance Units represent the right to receive payment as provided in Section 9.1(b) of (i) the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee or (ii) a percentage (which may be more than 100%) of the amount described in clause (i) depending on the level of Performance Objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied. At the time a Performance Unit is granted, the Committee may provide for Dividend Equivalent Rights with respect to such Award; provided, that no Dividend Equivalent Rights shall be paid except to the extent the underlying Performance Unit is paid or settled.

(a) Vesting and Forfeiture. Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

(b) Non-Transferability. Until all restrictions upon Performance Units awarded to a Grantee shall have lapsed in the manner set forth in this Section 9.1, such Performance Units shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated other than pursuant to the laws of descent and distribution.

(c) Payment of Awards. Subject to Section 9.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment, provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Awards of Performance Shares shall be subject to the following terms and provisions:

(a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Alternatively, the Committee may, in its discretion, provide that Performance Shares shall be evidenced by the book entry procedures set forth in Section 8.1. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, or the book entry of such Shares, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-Transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.2(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated other than pursuant to the laws of descent and distribution, nor shall they be delivered to the Grantee . The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c) Lapse of Restrictions. Subject to Sections 9.3(c) and 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

(d) Treatment of Dividends. The payment to the Grantee of dividends declared or paid on Shares represented by an Award of Performance Shares which have been issued by the Company to the Grantee shall be deferred until the lapsing of the restrictions imposed upon such Performance Shares and held by the Company or its agent for the account of the Grantee until such time. The Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder, or in the case of book entry Shares, such restrictions and legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book entry form.

9.3 Performance Objectives.

(a) Establishment. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) net revenue, (iii) adjusted EBITDA (iv) Share price, (v) pre-tax profits, (vi) net earnings, (vii) return on equity or assets, (viii) operating income, (ix) EBITDA margin, (x) EBITDA margin improvement, (xi) bad debt expense, (xii) cash receipts, (xiii) uncompensated care expense, (xiv) days in net revenue in net patient accounts receivable, (xv) gross income, (xvi) net income (before or after taxes), (xvii) cash flow; (xviii) gross profit, (xix) gross profit return on investment, (xx) gross margin return on investment, (xxi) gross margin; (xxii) operating margin, (xxiii) working capital, (xxiv) earnings before interest and taxes, (xxv) return on capital, (xxvi) return on invested capital, (xxvii) revenue growth, (xxviii) annual recurring revenues, (xxix) recurring revenues, (xxx) total shareholder return, (xxxi) economic value added, (xxxii) specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion, (xxxiii) reduction in operating expenses, or (xxxiv) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

(b) Effect of Certain Events. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes, items that are unusual in nature or infrequently occurring, other extraordinary or nonrecurring events or any other event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management.

(c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

9.4 Effect of Change in Control. Section 13(b) shall control the treatment of any Performance Units then outstanding in the event of a Change in Control.

10.	Share Awards.

The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

11.	Effect of a Termination of Employment.

The Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon a termination or change in the status of the employment of the Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Award is granted or thereafter.

12.	Adjustment Upon Changes in Capitalization.

In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments to (i) the maximum number and class of Shares or other stock or securities with respect to which Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to outstanding Awards granted under the Plan and the exercise price therefor, if applicable, and (iii) the Performance Objectives.

Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code or (b) subject to outstanding Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Awards as Performance-Based Compensation. In addition, (a) no adjustment to any Award that is not subject to Section 409A of the Code shall be made in a manner that would subject the Award to Section 409A of the Code and (b) any adjustment to an Award that is subject to Section 409A of the Code shall be made only in a manner and to the extent permitted by Section 409A of the Code. If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

13.	Effect of Certain Transactions; Effect of Change in Control.

(a) Effect of Certain Transactions. Subject to Sections 5.10, 6.7, 8.2(b) and 9.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each Share subject to any outstanding Awards, as the case may be, upon exercise of any Option or Stock Appreciation Right or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction. For the avoidance of doubt, the Committee may, without the consent of any Grantee, provide for the cancellation of outstanding Awards in connection with a Transaction in exchange for the payment in cash or property equal in value to the Fair Market Value of the Shares underlying such Awards, less, in the case of Options (and Stock Appreciation Rights), the aggregate exercise price (or Grant Price) thereof; provided that Options with an aggregate exercise price that is equal to or in excess of the aggregate Fair Market Value of the Shares underlying such Options, and Stock Appreciation Rights whose Grant Price is equal to or in excess of the Fair Market Value of a Share to which such Stock Appreciation Rights relate, may be cancelled in connection with such Transaction without any consideration being paid in respect thereof. The treatment of any Award as provided in this Section 13(a) shall be conclusively presumed to be appropriate for purposes of Section 12.

(b) Effect of Change in Control. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, the following provisions of this Section 13(b) shall apply except to the extent an Award Agreement provides for a different treatment (in which case the Award Agreement shall govern and this Section 13(b) shall not be applicable):

(i) If and to the extent that outstanding Awards under the Plan (A) are assumed by the successor corporation (or affiliate thereto) or continued or (B) are replaced with equity awards that preserve the existing value of the Awards at the time of the Change in Control and provide for subsequent payout in accordance with a vesting schedule and Performance Objectives, as applicable, that are the same or more favorable to the Participants than the vesting schedule and Performance Objectives applicable to the Awards, then all such Awards or such substitutes thereof shall remain outstanding and be governed by their respective terms and the provisions of the Plan, subject to Section 13(b)(iv) below.

(ii) If and to the extent that outstanding Awards under the Plan are not assumed, continued or replaced in accordance with Section 13(b)(i) above, then upon the Change in Control the following treatment (referred to as “Change-in-Control Treatment”) shall apply to such Awards: (A) outstanding Options and Stock Appreciation Rights shall immediately vest and become exercisable; (B) the restrictions and other conditions applicable to outstanding Restricted Shares, Restricted Stock Units and Stock Awards, including vesting requirements, shall immediately lapse; such Awards shall be free of all restrictions and fully vested; and, with respect to Restricted Stock Units, shall be payable immediately in accordance with their terms or, if later, as of the earliest permissible date under Code Section 409A; and (C) outstanding Performance Awards granted under the Plan shall immediately vest and shall become immediately payable in accordance with their terms as if the Performance Objectives have been achieved at the target performance level.

(iii) If and to the extent that outstanding Awards under the Plan are not assumed, continued or replaced in accordance with Section 13(b)(i) above, then in connection with the application of the Change-in-Control Treatment set forth in Section 13(b)(ii) above, the Board may, in its sole discretion, provide for cancellation of such outstanding Awards at the time of the Change in Control in which case a payment of cash, property or a combination thereof shall be made to each such Grantee upon the consummation of the Change in Control that is determined by the Board in its sole discretion and that is at least equal to the excess (if any) of the value of the consideration that would be received in such Change in Control by the holders of the Company’s securities relating to such Awards over the exercise or purchase price (if any) for such Awards (except that, in the case of an Option or Stock Appreciation Right, such payment shall be limited as necessary to prevent the Option or Stock Appreciation Right from being subject to the additional tax under Code Section 409A).

(iv) If and to the extent that (A) outstanding Awards are assumed, continued or replaced in accordance with Section 13(b)(i) above and (B) a Grantee’s employment with, or performance of services for, the Company or any of its Subsidiaries or successors is terminated by the Company or such Subsidiary or successor for any reasons other than Cause or by such Grantee for Good Reason, in each case, within the two-year period commencing on the Change in Control, then, as of the date of such Participant’s termination, the Change-in-Control Treatment set forth in Section 13(b)(ii) above shall apply to all assumed or replaced Awards of such Participant then outstanding.

(v) Outstanding Options or Stock Appreciation Rights that are assumed, continued or replaced in accordance with Section 13(b)(i) may be exercised by the Grantee in accordance with the applicable terms and conditions of such Award as set forth in the applicable Agreement or elsewhere; provided, however, that Options or Stock Appreciation Rights that become exercisable in accordance with Section 13(b)(iv) may be exercised until the expiration of the original full term of such Option or Stock Appreciation Right notwithstanding the other original terms and conditions of such Award, to the extent allowed without such Option or Stock Appreciation Right becoming subject to the additional tax under Code Section 409A).

14.	Interpretation.

Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

(a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

(b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as Performance-Based Compensation.

(c) To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) of the Code, that Plan provision shall cease to apply.

15.	Termination and Amendment of the Plan or Modification of Awards.

15.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the Effective Date and no Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Awards theretofore granted under the Plan, except with the written consent of the Grantee, nor shall any amendment, modification, suspension or termination deprive any Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under any applicable law, regulation or exchange requirement with which the Committee determines it is necessary or desirable for the Company to comply, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

15.2 Modification of Awards. No modification of an Award shall adversely alter or impair any rights or obligations under the Award without the written consent of the Grantee, as the case may be.

16.	Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17.	Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

18.	Regulations and Other Approvals; Governing Law.

18.1 Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

18.2 Other Laws. The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder. Each Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

18.3 Securities Matters. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. Any certificates evidencing any such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

18.4 Compliance With Section 409A. All Awards granted under the plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner, or take any other action, that it determines, in its sole discretion, is necessary, appropriate or advisable to cause the Plan or any Award granted hereunder to comply with Section 409A and any guidance issued thereunder. In the event that it is reasonably determined by the Board or Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code; which, if the Participant is a “specified employee” within the meaning of the Section 409A, generally shall be the first day following the six-month period beginning on the date of Participant’s termination of employment. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

19.	Miscellaneous.

19.1 Forfeiture and Clawback Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards granted under the Plan, the Committee shall have the right to provide, in an Award Agreement, or to require a Participant to agree by separate written or electronic instrument at or after grant, that all Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) will be subject to repayment or reimbursement to the extent set forth in any recoupment or clawback provisions which may be included in any such Agreement or separate instrument. In addition, without limiting the foregoing, any Award granted pursuant to this Plan shall be subject to repayment or reimbursement by the Participant to the Company (i) to the extent that the Participant becomes subject to any recoupment or clawback policy hereafter adopted by the Company, including any such policy adopted by the Company to comply with the requirements of any applicable laws, rules or regulations, including pursuant to final SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (ii) to the extent provided under any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.

19.2 Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Awards previously granted to that Eligible Individual.

19.3 Beneficiary Designation. Each Grantee may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Grantee under any Award granted under the Plan in the event of the Grantee’s death before he or she receives any or all of such benefit or exercises such Option. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death and rights to be exercised following the Grantee’s death shall be paid to or exercised by the Grantee’s estate.

19.4 Withholding of Taxes.

(a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a “Taxable Event”), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in an Agreement evidencing an Award at the time of grant or thereafter that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares issuable to him or her pursuant to the Award having an aggregate Fair Market Value equal to the Withholding Taxes. In the event Shares are withheld by the Company to satisfy any obligation to pay Withholding Taxes, such Shares shall be retired and cancelled and shall not thereafter be available to grant an Award with respect thereto. In determining the procedures by which Shares will be withheld for Withholding Taxes, to the extent required to avoid the Company’s incurring an adverse accounting charge, the amount of any Shares so withheld shall not exceed the amount necessary to satisfy Withholding Taxes determined using the minimum statutory withholding rates for federal, state, local and/or foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income.

(b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

19.5 Effective Date. The effective date of this Plan shall be April 1, 2016 (the “Effective Date”), subject only to the approval by the holders of a majority of the securities of the Company entitled to vote thereon, in accordance with the applicable laws.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. QUORUM HEALTH CORPORATION 1573 MALLORY LANE, SUITE 100 BRENTWOOD, TN 37027 E17720-P87058 QUORUM HEALTH CORPORATION The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Abstain Against For Nominees: 1a. Thomas D. Miller The Board of Directors recommends you vote “1 year” on the following proposal: 2 Years 1 Year 3 Years Abstain1b. William M. Gracey 3. To approve the frequency with which stockholders are provided an advisory vote on the compensation of our named executive officers. 1c. James T. Breedlove 1d. Adam Feinstein Against Abstain For The Board of Directors recommends you vote FOR the following proposals: 4. To approve, for the purposes of Section 162(m) of the Internal Revenue Code, our 2016 Employee Performance Incentive Plan. 1e. Joseph A. Hastings, D.M.D. 1f. William S. Hussey 5. To approve, for the purposes of Section 162(m) of the Internal Revenue Code, our 2016 Stock Award Plan. 6. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2017. 1g. Barbara R. Paul, M.D. 1h. R. Lawrence Van Horn, Ph.D. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. 2. To approve the compensation of our named executive officers, as disclosed in the Proxy Statement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E17721-P87058 QUORUM HEALTH CORPORATION Annual Meeting of Stockholders May 16, 2017 8:00 AM, CDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Thomas D. Miller and R. Harold McCard, Jr., or either of them, as proxies, each with the power to appoint his substitute, and hereby designate(s), authorize(s) and empower(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of QUORUM HEALTH CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM (local time) on May 16, 2017, at the Franklin Room, Franklin Marriott Cool Springs, 700 Cool Springs Blvd., Franklin, Tennessee 37067, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side V.1.1